SEMIANNUAL REPORT
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                                [GRAPHIC OMITTED]


                           Institutional Series Trust
                           Independence Balanced Fund
                             Independence Value Fund
                  Independence Diversified Core Equity Fund II
                            Independence Growth Fund
                     Independence Medium Capitalization Fund


                                 AUGUST 31, 1998

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm
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                                Table of Contents

                                                                            Page

1) Chairman's Message...................................................       3

2) Portfolio Manager Commentary

     This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

     John Hancock Independence Balanced Fund............................       4
     John Hancock Independence Value Fund ..............................       7
     John Hancock Independence Diversified Core Equity Fund II..........      10
     John Hancock Independence Growth Fund..............................      13
     John Hancock Independence Medium Capitalization Fund...............      16

3) Financial Statements.................................................      19

4) Notes To Financial Statements........................................      49

                      -------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                          * MEMBERS OF AUDIT COMMITTEE

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                               ROBERT G. FREEDMAN
                                VICE CHAIRMAN AND
                            CHIEF INVESTMENT OFFICER
                                 ANNE C. HODSDON
                      PRESIDENT AND CHIEF OPERATING OFFICER
                                 JAMES B. LITTLE
                            SENIOR VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                                 SUSAN S. NEWTON
                          VICE PRESIDENT AND SECRETARY
                               JAMES J. STOKOWSKI
                          VICE PRESIDENT AND TREASURER
                                THOMAS H. CONNORS
                               VICE PRESIDENT AND
                            CHIEF COMPLIANCE OFFICER

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                              BOSTON, MA 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                              INVESTMENT SUBADVISER
                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                                 53 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                                BOSTON, MA 02109

                      -------------------------------------
                                        2
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==========================CHAIRMAN'S MESSAGE====================================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. Recently, the market has given us a stark example of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

   For the record-breaking number of investors who have entered the market for the first time since 1990, it was their worst taste of stock market reality. We are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

   Analysts are still pondering whether the global turmoil and the prospects for slower U.S. economic and corporate earnings growth are signs that the long bull market has finally run its course. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and higher-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                        3
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                     BY JANE A. SHIGLEY AND JEFFREY B. SAEF
                        FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                           Independence Balanced Fund

                    Stocks plunge, Treasury bonds rally amid
                          overseas economic turbulence

"Treasuries benefited from a 'flight to safety'..."

During the past six months, a litany of economic, fiscal and political problems in Asia, Latin America and Russia caused investors to become increasingly uncertain about the fate of U.S. corporate earnings. While the U.S. stock market weakened in response, U.S. Treasuries rallied as domestic and foreign investors alike sought cover from the world's problems. For the six-month period that ended August 31, 1998, John Hancock Independence Balanced Fund posted a total return of -4.80% at net asset value. That compared to the average balanced fund's -6.54% return, according to Lipper Analytical Services, Inc. During the same six-month period, a 50/50 blended index combining the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index returned -1.33%. For historical performance information, see page six. During the period, we kept the Fund's asset allocation more or less constant, with 65% of the Fund's net assets in stocks, and 34% in bonds.

Stocks: Winners and laggards

The optimistic American consumer created strong domestic demand for autos and specialty retail goods and helped boost our holdings in Ford Motor Co., Dayton Hudson, Home Depot and Staples, several of which we took profits on during the period. Communications technology companies, particularly Lucent Technologies, also performed well as the global demand for networking and business communications services remained strong. On the other hand, we lost ground in energy, oil and oil services companies, including Baker Hughes and Halliburton, as the price of oil plummeted. Technology stocks as a group were disappointing because investors worried about slowing Asian demand for computer services and products, and its effect on computer company earnings.

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[Pie Chart at the bottom left hand column with the heading "Portfolio
Diversification". The chart is divided into four sections (from top to left):
Common Stocks 65%, Short-Term Investments 1%, U.S. Government and Agency Bonds 18% and Corporate Bonds 16%. A note below the chart reads "As apercentage of net assets on August 31, 1998."]
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                                        4
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                     JOHN HANCOCK INDEPENDENCE BALANCED FUND


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1998". The chart is scaled in increments of 2% with -10% at the bottom and 0% at the top. The first bar represents the -4.80% total return for John Hancock Independence Balanced Fund . The second bar represents the -6.54% total return for Average balanced fund and the third bar represents -1.33% total return for 50% S&P 500 Stock Index/50% L.B.G.C. Bond Index. A note below the chart reads "The Total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information.
--------------------------------------------------------------------------------

Treasuries rally; corporates, mortgages falter

Interest rates fell dramatically during the past six months, providing a favorable backdrop for the bond market. As the period wore on, however, Treasuries steadily gained ground on their corporate and mortgage-backed counterparts. Treasuries benefited from a "flight to safety" as global investors sought shelter from worsening economic problems in Asia, Latin America and Russia. On the other hand, corporate bonds suffered a summer pullback amid fears of slowing corporate profits. Mortgage securities also faltered because mortgage prepayments accelerated as investors sought to refinance older, more expensive mortgages at lower interest rates. While mortgage prepayments are good for homeowners, they're often bad for mortgage bond holders because they generally force bond holders to reinvest the proceeds at lower, prevailing rates.

   The Fund benefited from our decreased exposure to corporate securities. After enjoying their performance in the early months of the period, we became concerned about future corporate earnings in light of economic turmoil in Asia and its potential slowing effect on the U.S. and the rest of the world. In response to these concerns, we sold some of our long-maturity corporate holdings prior to their weak performance in July and August. In their place, we added more long-term Treasury holdings, which proved to be some of the bond market's best performers during the period. On the other hand, our increase in the Fund's relatively small weighting in mortgage securities in the summer curtailed our performance when prepayments continued to rise.

Outlook

In our view, the problems overseas are not likely to abate over the near term. As Asia, Latin America and Russia struggle to cure their economic and fiscal woes, U.S. corporate earnings are likely to continue to slow in response. For that reason, we think the U.S. stock market could remain volatile over the next six months as investors and stock prices adjust to slower corporate earnings growth. Even so, we believe that companies with inexpensive stock prices and improving fundamentals will continue to reward us over the long term, no matter what the stock market does over a shorter period. We also believe that the Federal Reserve Board will cut interest rates several times over the next 12 to 18 months, which should provide a favorable backdrop for the bond market.

"...U.S. corporate earnings are likely to continue to slow..."

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                     JOHN HANCOCK INDEPENDENCE BALANCED FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (7/6/95)
                                     ----     --------
Cumulative Total Returns             21.45%    58.96%
Average Annual Total Returns(1)      21.45%    16.79%

                                      YIELD

As of August 31, 1998

                                             SEC 30-DAY
                                                YIELD
                                                -----
John Hancock Independence Balanced Fund         2.59%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 21.34% and 15.51%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in a blend of 50% in the Standard & Poor's 500 Stock Index and 50% in the Lehman Brothers Government/Corporate Bond Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that measures the performance of U.S. corporate bonds and Yankee bonds.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Independence Balanced Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of a 50% blend of the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index and is equal to $393,753 as of August 31, 1998. The second line represents the value of a hypothetical $250,000 investment made in the Independence Balanced Fund on July 6, 1995 and is equal to $355,667 as of August 31, 1998.
--------------------------------------------------------------------------------

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              BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                             Independence Value Fund

               Global financial turmoil causes rout in U.S. stocks

Financial markets hate uncertainty. And this year has been no exception. After making strong gains early in the year, U.S. stock prices grew increasingly volatile for much of the spring. Fears mounted as Asia remained mired in financial problems. At the same time, many U.S. companies began lowering earnings estimates for the second quarter. The market temporarily shook off these concerns, climbing to a new record in mid-July. But the collapse of the Russian ruble in late August triggered panic around the world, as investors worried about currency devaluations in other emerging markets, debt defaults and weak overseas business. On the domestic front, growing wage pressures and tough price competition slowed corporate profit growth. Investors reacted by sending U.S. stock prices down some 19% between mid-July and the end of August. Few corners of the market escaped unscathed. For the six months ended August 31, 1998, the Russell 1000 Value Index returned -10.87%, while the average growth and income fund returned -12.88%, according to Lipper Analytical Services, Inc. John Hancock Independence Value Fund returned -10.84% at net asset value in the same period. For historical performance information, please see page nine.

Financials and oils hit hard

Like the Russell 1000 Value Index, the Fund had two of its largest concentrations in financial and energy stocks. Unfortunately, these sectors fared poorly in the market debacle. Comerica, a well-managed regional bank with a large stake in the Detroit area, saw its stock price tumble over 20% on fears that the General Motors strike would erode loan demand. Travelers Group -- which is slated to merge with Citicorp -- also took a sharp downturn as trading losses surfaced at its Salomon Smith Barney subsidiary and rumors circulated that the merger with Citicorp might not go through. Even First Union, a regional bank somewhat insulated from trading losses, posted a negative return for the period. While we held on to these names, we gave up on

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Top Five Common Stock Holdings". The first listing is First Union 3.0%, the second is Comerica 2.4%, the third is Travelers Group 2.2%, the fourth is IBM 2.2% and the fifth Bell is Atlantic 2.2%. A note below the table reads "As a percentage of net assets on August 31, 1998."]
--------------------------------------------------------------------------------

"Fears mounted as Asia remained mired in financial problems."

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                      JOHN HANCOCK INDEPENDENCE VALUE FUND

"...we view downturns as great buying opportunities."


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1998". The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -10.84% total return for John Hancock Independence Value Fund . The second bar represents the -12.88% total return for Average growth and income fund and the third bar represents the -10.87% total return for Russell 1000 Value Index. A note below the chart reads "The Total return for John Hancock Independence Value Fund is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

some of our oil stocks which had been hurt by weak commodity pricing. We sold both Mobil, a former top holding, and pared our stake in Rowan, a driller which suffered as oil companies cut back on exploration.

   Despite the disappointments, there were some bright spots. We realized good gains from selling reinsurer General Re following Berkshire Hathaway's acquisition announcement. We also did well in autos, getting out of GM shortly before the June 5 strike. The GM strike in turn helped Ford Motor Co.'s stock, which also benefited from strong consumer demand, good products, and a focus on shareholder value. In March, we bought Chrysler, whose stock price climbed on aggressive cost cutting, a good product line up, and the Daimler-Benz buyout. Other top performers included IBM, up 7.8% as the company successfully transformed itself into a full-service provider of technology solutions and Home Depot, up 19% thanks to strength in the home building and renovation markets. Finally, both Bell Atlantic and new addition SBC Communications (formerly Southwestern Bell) held their own, due to strong growth in their businesses.

Bargain hunting ahead

We believe there's more uncertainty ahead. The economy might slow down, causing consumers to cut back on spending. This, along with weaker demand from Asia and Latin America, could hurt U.S. sales growth and cause corporate profits to grow at an even slower pace. In addition, the solution to the financial problems in emerging markets is neither clear -- nor near. Given these uncertainties, we expect the stock market to be jittery in the short term with the possibility of sliding further. Fortunately, we view downturns as great buying opportunities. Already we've added to insurers like Allstate and Travelers Property Casualty Corp. -- cheap stocks with great prospects. We've also recently increased our investment in technology names like IBM and Computer Associates International. Longer term, we believe the market will come back. Inflation is low. Interest rates are also low with the prospect of going even lower. And consumers are still reasonably confident. All these factors bode well for both stock prices and long-term investors.

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                      JOHN HANCOCK INDEPENDENCE VALUE FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (10/2/95)
                                     ----     ---------
Cumulative Total Returns             33.80%    97.48%
Average Annual Total Returns(1)      33.80%    28.13%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 32.91% and 20.73%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Independence Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 1000 Value Index--an unmanaged capitalization weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies whose common stock is traded on the New York Stock Exchange. The securities in this index have a less-than-average growth orientation.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Independence Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Russell 1000 Value Index and is equal to $411,117 as of August 31, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Independence Value Fund on October 2, 1995 and is equal to $404,746 as of August 31, 1998.
--------------------------------------------------------------------------------

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                BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                  Independence Diversified Core Equity Fund II

                  Stocks fall as heightened global uncertainty
                     causes concern about corporate profits

"...disciplined investment strategy and strong emphasis on risk management..."

The stock market lost ground during the past six months, as the end of the period saw collapsing share prices that more than wiped out gains registered earlier in the period. In March and April, the popular stock averages climbed steadily to new highs as fears of deflationary pressures from Asia moderated and the economy continued to show strong growth with low inflation. However, investors were subjected to a series of reality checks from May through August, as companies with Asian exposure began to report lower-than-expected earnings and the U.S. economy slowed from the unsustainably high growth rate of the first quarter. As Asia continued to make its presence known through disappointing earnings and scaled-back earnings growth estimates, other negatives appeared in the form of a worsening political and financial climate in Russia that investors feared would add fuel to the deflationary fires ignited by the Asian financial crisis, and a European recovery that, while still intact, seemed to be losing steam. These factors precipitated a sharp slide in the Standard & Poor's 500 Stock Index toward the end of the period, punctuated by a plunge of nearly 7% on August 31. For the six months ended August 31, 1998, the S&P 500 returned -8.07%, including reinvested dividends. In the same period, the Fund posted a total return of -9.36%, besting the -12.88% return posted by the average growth and income fund, according to Lipper Analytical Services, Inc. For historical performance information, please see page 12.

Performance review

The Fund was well served by its disciplined investment strategy and strong emphasis on risk management, especially during the latter part of the period. Our goal is to maintain a highly diversified portfolio with a risk level comparable to the S&P 500, a lower price-to-earnings ratio

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Top Five Common Stock Holdings". The first listing is General Electric 3.4%, the second is Microsoft 3.2%, the third is Procter & Gamble 2.6%, the fourth is United Technologies 2.2% and the fifth is Home Depot 2.2%. A note below the table reads "As a percentage of net assets on August 31, 1998."]
--------------------------------------------------------------------------------

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            JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1998". The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -9.36% total return for John Hancock Independence Diversified Core Equity Fund II. The second bar represents the -12.88% total return for Average growth and income fund and the third bar represents -8.07% total return for S&P 500 Stock Index. A note below the chart reads "The Total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information.
--------------------------------------------------------------------------------

than the overall market, and a higher expected growth rate than the market. In this way, we seek to soften the effects of market corrections while retaining the ability to participate meaningfully in advances.

   Health care was once again one of the better-performing sectors for the Fund, resisting end-of-period selling pressures comparatively well. In particular, large pharmaceutical companies were helped by sound business prospects that included strong product development, relaxed regulations that permitted more aggressive advertising, and the ability to maintain a firm pricing structure that yielded healthy profit margins. Examples included Bristol-Myers Squibb and Pfizer.

   In financial services, stock selection was crucial, as many stocks in the sector, particularly banks, did well in the first half of the year but then more than gave back all of their gains in August. Given the high valuations of many banks, the Fund favored financial services holdings with a strong insurance component. For example, reinsurance provider General Re, which was taken over by Berkshire Hathaway during the period, held its ground relatively well, and we took profits. Travelers Group and Hartford Life were other insurance holdings that helped the Fund's performance. Finally, some large-cap technology issues, such as Microsoft and IBM, were some of the better performers in the Fund's portfolio.

   Disappointing sectors included metals and mining, paper and forest products, and energy. Energy service stocks such as Baker Hughes, Schlumberger and Halliburton were hit particularly hard, as the ongoing slump in oil prices curtailed exploration activity and reduced demand for drilling and related services offered by those companies.

A look ahead

The factors that contributed to the market's recent decline will probably continue to affect stock prices over the next several months. Weakness in the Russian ruble is expected to add somewhat to the deflationary pressures on the U.S. economy, as would devaluations in the currencies of Latin American countries such as Brazil. These pressures make it increasingly unlikely that the Federal Reserve will raise interest rates any time soon. If the market can stop its downward momentum and interest rates drift moderately lower, we could have a positive environment for stocks. On the other hand, rising interest rates, combined with the market's failure to hold its recent lows, would concern us. Regardless of what happens, however, our disciplined approach of finding companies with relatively inexpensive stock prices and improving earnings prospects will remain unchanged.

"In financial services, stock selection was crucial..."

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            JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (3/10/95)
                                     ----     ---------
Cumulative Total Returns             33.56%    134.48%
Average Annual Total Returns(1)      33.56%     29.37%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's average daily net assets. However, for the period ended August 31, 1998, the Fund's expense ratio was 0.66% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the since inception period would have been 29.35%.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Diversified Core Equity Fund II would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $511,944 as of August 31, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Independence Diversified Core Equity Fund II on March 10, 1995 and is equal to $484,429 as of August 31, 1998.
--------------------------------------------------------------------------------

================================================================================

              BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                            Independence Growth Fund

                    Stock market takes investors on wild ride

After a strong start early in 1998, U.S. stock prices moved sideways during much of the spring. Although the economy remained healthy, market volatility increased as Asia's financial problems deepened and corporate profits slowed. Stocks briefly regained some momentum, posting new highs in mid-July before plunging 19% by the end of August. While no single event precipitated the decline, financial turmoil in Russia and the possibility of currency devaluations in China and Latin America hurt the prospects of many U.S. companies. At the same time, growing wage pressures, stiff price competition, and tighter profit margins deflated earnings expectations. Even market leaders -- including high-flying technology names and large-company stocks with predictable earnings growth -- suffered. Most major stock indices and growth funds posted sizable losses for the six months through August 31, 1998. The Russell 1000 Growth Index, for example, returned -8.22%, while the average growth fund returned -13.10%, according to Lipper Analytical Services, Inc. By comparison, John Hancock Independence Growth Fund returned -7.93% at net asset value. For historical performance information, please see page 15.

Weighing winners and losers

As always, we tried to match the Russell 1000 Growth Index in terms of sector weightings and risk characteristics. This meant we had only an average stake in technology stocks, which helped us weather the market's drop better than many of our peers. In addition, our in-depth research and proprietary computer models helped us zero in on the best stocks in each sector -- cheap stocks with strong prospects. Many of our top 10 names turned in outstanding results. Lucent Technologies, a leading telecommunications provider, returned over 30% for the period. Home Depot, which continued to benefit from strength in the housing market, was up over 19%. And Microsoft's stock climbed 13%, thanks to a significant number of new releases and deeper penetration of the corporate market. Cardinal Health, a drug distribution

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Top Five Common Stock Holdings". The first listing is General Electric 4.4%, the second is Microsoft 3.8%, the third is Lucent Technologies 3.8%, the fourth is Procter & Gamble 3.5% and the fifth is Intel 3.2%. A note below the table reads "As a percentage of net assets on August 31, 1998."]
--------------------------------------------------------------------------------

"...proprietary computer models helped us zero in on the best stocks in each sector..."

================================================================================

                      JOHN HANCOCK INDEPENDENCE GROWTH FUND

"...we expect continued near-term volatility in the U.S. stock market."

-------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1998". The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -7.93% total return for John Hancock Independence Growth Fund . The second bar represents the -13.10% total return for Average growth fund and the third bar represents -8.22% total return for Russell 1000 Growth Index. A note below the chart reads "The Total return for John Hancock Independence Growth Fund is at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information.
--------------------------------------------------------------------------------

company that is benefiting as the population ages and demand increases, also helped the Fund's performance. Even stocks like General Electric that had positive -- if not stellar -- returns boosted our results.

   Unfortunately, these gains were not sufficient to offset some sizable losses. In the technology sector, we had some major disappointments including software companies like Autodesk and Computer Associates International. Cendant, a franchise company that owns Avis, and United Healthcare, an HMO, both fell on hard times with no near-term prospects of recovery. We sold mostly out of both. Finally, a few of our top holdings faltered. PepsiCo's stock plummeted on the prospect of weaker snack food volume. We held on, however, believing that the company's restructuring efforts will eventually pay off. By contrast, Procter & Gamble's struggle with weak Asian sales and market share problems caused us to pare back.

Taking advantage of market opportunities

The market provided us with both buying and selling opportunities throughout the period. We sold our shares of General Re -- the third largest reinsurance company in the world -- when Berkshire Hathaway announced in June that it was going to acquire the company. The stock price shot up, allowing us to lock in some nice gains. We also realized some profits in Lucent Technologies as well as certain drug stocks that seemed fairly valued. As stock prices dipped, we added to existing stakes like Cardinal Health and Home Depot while snapping up some new names that seemed especially cheap relative to their strong prospects. Among them were Warner-Lambert, a drug company with a great pipeline of new products; Tyco International, a conglomerate with strong cash flow and synergies from recent mergers; and Allstate, a property and casualty insurer with leading market share and no international exposure.

   With many uncertainties remaining in financial markets around the world, we expect continued near-term volatility in the U.S. stock market. However, longer term, we remain optimistic about the market's prospects. The U.S. economy is healthy, interest rates are low, and inflation is in check -- all positives. Given this outlook, we'll regard any further downturns as excellent long-term buying opportunities for the Fund and its shareholders.

================================================================================

                      JOHN HANCOCK INDEPENDENCE GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (10/2/95)
                                     ----     ---------
Cumulative Total Returns             40.17%    111.72%
Average Annual Total Returns(1)      40.17%    31.42%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 38.09% and 22.22%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 1000 Growth Index--an unmanaged capitalization weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies whose common stock is traded on the New York Stock Exchange. The securities in this index have a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Independence Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $250,000 investment made in the Independence Growth Fund on October 2, 1995 and is equal to $441,615 as of August 31, 1998. The second line represents the value of the Russell 1000 Growth Index and is equal to $426,821 as of August 31, 1998.
--------------------------------------------------------------------------------

================================================================================

               BY DAVID CANAVAN FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                     Independence Medium Capitalization Fund

                 Difficult market environment for mid-cap stocks

"...our focus on stocks that combine cheapness with improving fundamentals was rewarded."

Medium-capitalization stocks posted losses during the past six months, with most of the suffering concentrated in the last six weeks of the period. The mid-cap market decline owed much to the ever-unfolding saga of worsening Asian economies, coupled with the more recent collapse of the Soviet ruble and the ensuing political and economic instability in Russia. Those developments prompted growing numbers of investors to sell their small- and mid-sized company holdings and flock to larger-company stocks, and later to U.S. Treasury bonds, in search of shelter against global turmoil. Despite a robust U.S. economy, world economic challenges caused some mid-sized companies to post second quarter earnings disappointments. Although many mid-sized companies don't do business directly with Asia, Latin America and other troubled regions, they supply larger companies that do. As a result, the slowdown in global demand for U.S. goods and services trickled down to mid-cap companies.

Strategy and performance review

John Hancock Independence Medium Capitalization Fund wasn't able to escape the overall market's decline, but it did post better returns than its peers. For the six months ended August 31, 1998 the Fund had a total return of -14.44% at net asset value. For the same six-month period, the average mid-cap fund returned -20.90%, according to Lipper Analytical Services, Inc. and the Callan Medium Capitalization Index returned -16.13%. Please see page 18 for historical performance information.

   The Fund was able to sidestep some of the more seriously damaged stocks thanks to a number of strategies. First, we had scaled back our earnings growth expectations last fall. At that point, our research indicated that Asia's problems would act to slow earnings growth much more

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Top Five Common Stock Holdings". The first listing is FPL Group 2.3%, the second is Florida Progress Group 2.2%, the third is Waste Management 1.9%, the fourth is Comerica 1.8% and the fifth is Hartford Financial Services Group 1.7%. A note below the table reads "As a percentage of net assets on August 31, 1998."]
--------------------------------------------------------------------------------

================================================================================

              JOHN HANCOCK INDEPENDENCE MEDIUM CAPITALIZATION FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1998". The chart is scaled in increments of 10% with -30% at the bottom and 0% at the top. The first bar represents the -14.44% total return for John Hancock Independence Medium Capitalization Fund . The second bar represents the -20.90% total return for Average mid-cap fund and the third bar represents -16.13% total return for Callan Medium Capitalization Index. A note below the chart reads "The Total return for John Hancock Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average mid-cap fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

dramatically than many market observers were predicting. That led us to focus on companies that we felt could continue to post respectable earnings in spite of Asia's tremendous problems, and to generally avoid companies that ended up posting significant earnings disappointments as a result. Second, our focus on stocks that combine cheapness with improving fundamentals was rewarded. Finally, we remained well-diversified and avoided the pain experienced by those who "bet the farm" on a handful of stocks or industries.

   Among some stocks that finished the period with positive returns were domestically focused companies that benefited from a continued robust U.S. economy, low and falling interest rates and strong consumer confidence. The stock price of home-building retailer Lowe's surged thanks to a home building and renovation boom ignited by falling interest rates. Other retailers, including office-supplier Staples and discounter TJX, also posted strong returns. Electric utility Montana Power also benefited from the fact that its revenues are generated domestically. A continued consolidation in the financial services industry further benefited companies such as Equitable.

   More internationally sensitive technology and energy stocks, on the other hand, performed poorly. Slowing demand for computers hurt companies such as Autodesk and Analog Devices. Extremely low oil prices pained our holdings in Baker Hughes and Dresser Industries. Even though sectors rotate in and out of favor, we believe that holding the best in each sector, rather than avoiding a sector altogether, will lead to the best long-term results.

Outlook

In our view, the ongoing problems plaguing Asia and other emerging markets are not going to subside over the near term. As a result, we expect U.S. mid-cap earnings to slow from the double-digit rates of the past several years to the mid-single digits over the next six months or so. Because we remain reasonably optimistic about the U.S. economy, we'll continue our search for more domestically-oriented companies, including electric and telephone utilities, retailers and financial companies focusing on primarily U.S. customers. No matter what the investment backdrop, we'll continue to emphasize companies that offer the most exciting growth prospects at the most attractive prices.

"...we'll continue our search for more domestically-oriented companies..."

================================================================================

              JOHN HANCOCK INDEPENDENCE MEDIUM CAPITALIZATION FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (10/2/95)
                                     ----     ---------
Cumulative Total Returns             33.87%    87.27%
Average Annual Total Returns(1)      33.87%    25.68%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 33.48% and 23.89%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Independence Medium Capitalization Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Callan Medium Capitalization Index--an unmanaged index that covers 25% of the Callan Broad Market Index, with companies that range from approx-imately $1 billion to $5 billion in capitalization.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Independence Medium Capitalization Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Callan Medium Capitalization Index and is equal to $381,704 as of August 31, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Independence Medium Capitalization Fund on October 2, 1995 and is equal to $377,597 as of August 31, 1998.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                           INDEPENDENCE   INDEPENDENCE
                                                                                           BALANCED FUND   VALUE FUND
                                                                                           ------------   ------------
Assets:
  Investments at value - Note C:
   Common stocks (cost - $47,505,431 and $5,814,909, respectively) ......................   $45,415,686     $5,600,287
   Corporate bonds (cost - $11,103,459 and none, respectively) ..........................    11,157,427             --
   U.S. government and agencies securities (cost - $12,175,903 and none, respectively) ..    12,564,860             --
   Joint repurchase agreement (cost - $582,000 and $120,000, respectively) ..............       582,000        120,000
   Corporate savings account ............................................................           874            813
                                                                                           ------------   ------------
                                                                                             69,720,847      5,721,100
  Receivable for investments sold .......................................................     3,087,559        416,861
  Receivable for shares sold ............................................................            --             53
  Dividends receivable ..................................................................        66,740         12,823
  Interest receivable ...................................................................       375,220             32
  Receivable from John Hancock Advisers, Inc. - Note B ..................................            --            831
  Deferred organization expenses - Note A ...............................................         3,458          3,638
  Other assets ..........................................................................         1,328            118
                                                                                           ------------   ------------
                    Total Assets ........................................................    73,255,152      6,155,456
                    --------------------------------------------------------------------------------------------------
Liabilities:
  Payable for investments purchased .....................................................     2,782,959        510,153
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ........................        51,638             --
  Accounts payable and accrued expenses .................................................        33,196         19,006
                                                                                           ------------   ------------
                    Total Liabilities ...................................................     2,867,793        529,159
                    --------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in .......................................................................    66,926,878      4,534,492
  Accumulated net realized gain on investments ..........................................     4,794,754      1,251,038
  Net unrealized depreciation of investments ............................................    (1,646,800)      (214,620)
  Undistributed net investment income ...................................................       312,527         55,387
                                                                                           ------------   ------------
                    Net Assets ..........................................................   $70,387,359     $5,626,297
                    ==================================================================================================
Net Asset Value Per Share:
  (based on 6,558,199 and 453,107 shares, respectively, of beneficial
  interest outstanding - unlimited number of shares authorized with no par value) .......        $10.73         $12.42
  ====================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 1998. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities (continued)
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                       INDEPENDENCE
                                                                         INDEPENDENCE                     MEDIUM
                                                                       DIVERSIFIED CORE  INDEPENDENCE  CAPITALIZATION
                                                                        EQUITY FUND II    GROWTH FUND      FUND
                                                                       ----------------  ------------  --------------
Assets:
  Investments at value - Note C:
   Common stocks (cost - $424,751,105, $5,132,023 and $8,720,683,
     respectively) .................................................    $455,952,115      $5,183,647     $8,716,960
   Joint repurchase agreement (cost - $8,091,000, $88,000 and
     $195,000, respectively) .......................................       8,091,000          88,000        195,000
   Corporate savings account .......................................             596             283            987
                                                                        ------------      ----------     ----------
                                                                         464,043,711       5,271,930      8,912,947
  Receivable for investments sold ..................................       5,782,075              --         26,268
  Receivable for shares sold .......................................          20,896           1,019             --
  Dividends receivable .............................................         734,119           4,531         13,768
  Interest receivable ..............................................           2,551              16             35
  Receivable from John Hancock Advisers, Inc. - Note B .............              --           2,392             --
  Deferred organization expenses - Note A ..........................           2,878           3,638          3,638
  Other assets .....................................................          23,591              63            391
                                                                        ------------      ----------     ----------
                    Total Assets ...................................     470,609,821       5,283,589      8,957,047
                    -----------------------------------------------------------------------------------------------
Liabilities:
  Payable for shares repurchased ...................................      12,686,531              --          2,355
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ...         277,821              --          2,032
  Accounts payable and accrued expenses ............................         123,193          19,412         19,495
                                                                        ------------      ----------     ----------
                    Total Liabilities ..............................      13,087,545          19,412         23,882
                    -----------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ..................................................     355,513,547       4,948,484      7,816,974
  Accumulated net realized gain on investments .....................      70,052,031         261,194      1,081,793
  Net unrealized appreciation (depreciation) of investments ........      31,201,674          51,626         (3,709)
  Undistributed net investment income ..............................         755,024           2,873         38,107
                                                                        ------------      ----------     ----------
                    Net Assets .....................................    $457,522,276      $5,264,177     $8,933,165
                    ===============================================================================================
Net Asset Value Per Share:
  (based on 33,028,790, 384,251 and 785,297 shares, respectively, of beneficial interest outstanding - unlimited number of shares
  authorized with no par value) ....................................          $13.85          $13.70         $11.38
  =================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Institutional Series Trust

Statements of Operations
Six months ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  INDEPENDENCE  INDEPENDENCE
                                                                                 BALANCED FUND   VALUE FUND
                                                                                 -------------  -----------
Investment Income:
  Interest .....................................................................     $980,944        $2,019
  Dividends (net of foreign withholding tax of $2,310 and $214, respectively) ..      342,088        66,334
                                                                                  -----------   -----------
                                                                                    1,323,032        68,353
                                                                                  -----------   -----------
  Expenses:
   Investment management fee - Note B ..........................................      275,809        28,613
   Custodian fee ...............................................................       23,923         6,436
   Registration and filing fees ................................................       22,469        12,834
   Transfer agent fee - Note B .................................................       19,701         1,788
   Financial services fee - Note B .............................................        6,532           594
   Auditing fee ................................................................        6,004         6,004
   Printing ....................................................................        4,913         5,089
   Trustees' fees ..............................................................        3,115           365
   Organization expense - Note A ...............................................          944           881
   Miscellaneous ...............................................................          850           570
   Legal fees ..................................................................          520            97
                                                                                  -----------   -----------
                    Total Expenses .............................................      364,780        63,271
                    ---------------------------------------------------------------------------------------
                    Less Expense Reductions - Note B ...........................       (9,905)      (29,212)
                    ---------------------------------------------------------------------------------------
                    Net Expenses ...............................................      354,875        34,059
                    ---------------------------------------------------------------------------------------
                    Net Investment Income ......................................      968,157        34,294
                    ---------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold ........................................    3,923,639       827,138
  Change in net unrealized appreciation/depreciation of investments ............   (8,261,831)   (1,442,551)
                                                                                  -----------   -----------
                    Net Realized and Unrealized Loss on Investments ............   (4,338,192)     (615,413)
                    ---------------------------------------------------------------------------------------
                    Net Decrease in Net Assets Resulting from Operations .......  ($3,370,035)    ($581,119)
                    =======================================================================================

The Statement of Operations summarizes for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Institutional Series Trust

Statements of Operations (continued)
Six months ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                               INDEPENDENCE                     INDEPENDENCE
                                                                             DIVERSIFIED CORE  INDEPENDENCE        MEDIUM
                                                                              EQUITY FUND II   GROWTH FUND   CAPITALIZATION FUND
                                                                             ----------------  ------------  -------------------
Investment Income:
  Dividends (net of foreign withholding tax of $13,812, $29 and $172,
    respectively) .........................................................      $3,973,405         $25,440          $78,087
  Interest ................................................................         130,304           3,197            6,642
                                                                               ------------    ------------     ------------
                                                                                  4,103,709          28,637           84,729
                                                                               ------------    ------------     ------------
  Expenses:
   Investment management fee - Note B .....................................       1,428,157          22,210           42,808
   Custodian fee ..........................................................         144,994           6,494            9,364
   Transfer agent fee - Note B ............................................         142,816           1,388            2,676
   Registration and filing fees ...........................................          57,146          12,200           12,716
   Financial services fee - Note B ........................................          47,407             457              887
   Trustees' fees .........................................................          29,055             206              332
   Miscellaneous ..........................................................          11,572             359              630
   Auditing fee ...........................................................           6,004           6,004            6,004
   Printing ...............................................................           6,114           5,114            4,862
   Legal fees .............................................................           4,736              68              122
   Organization expense - Note A ..........................................             957             881              881
                                                                               ------------    ------------     ------------
                    Total Expenses ........................................       1,878,958          55,381           81,282
                    --------------------------------------------------------------------------------------------------------
                    Less Expense Reductions - Note B ......................              --         (28,971)         (27,691)
                    --------------------------------------------------------------------------------------------------------
                    Net Expenses ..........................................       1,878,958          26,410           53,591
                    --------------------------------------------------------------------------------------------------------
                    Net Investment Income .................................       2,224,751           2,227           31,138
                    --------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold ...................................      50,472,212         133,633          782,571
  Change in net unrealized appreciation/depreciation of investments .......     (96,046,681)       (683,466)      (2,357,562)
                                                                               ------------    ------------     ------------
                    Net Realized and Unrealized Loss on Investments .......     (45,574,469)       (549,833)      (1,574,991)
                    --------------------------------------------------------------------------------------------------------
                    Net Decrease in Net Assets Resulting from Operations ..    ($43,349,718)      ($547,606)     ($1,543,853)
                    ========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         INDEPENDENCE                       INDEPENDENCE
                                                                         BALANCED FUND                       VALUE FUND
                                                             ----------------------------------  -----------------------------------
                                                                               SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                               YEAR ENDED      AUGUST 31, 1998      YEAR ENDED       AUGUST 31, 1998
                                                            FEBRUARY 28, 1998    (UNAUDITED)     FEBRUARY 28, 1998     (UNAUDITED)
                                                            -----------------  ----------------  -----------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...................................     $1,595,486          $968,157            $95,376           $34,294
  Net realized gain on investments sold ...................      1,714,204         3,923,639            617,872           827,138
  Change in net unrealized appreciation/depreciation
   of investments .........................................      5,930,015        (8,261,831)         1,060,357        (1,442,551)
                                                              ------------      ------------       ------------      ------------
   Net Increase (Decrease) in Net Assets from Operations ..      9,239,705        (3,370,035)         1,773,605          (581,119)
                                                              ------------      ------------       ------------      ------------
Distributions to Shareholders: *
  Dividends from net investment income ....................     (1,287,391)       (1,040,966)           (78,693)               --
  Distributions from net realized gain on investments
   sold ...................................................       (970,387)               --           (218,123)               --
                                                              ------------      ------------       ------------      ------------
   Total Distributions to Shareholders ....................     (2,257,778)       (1,040,966)          (296,816)               --
                                                              ------------      ------------       ------------      ------------
From Fund Share Transactions: **
  Shares sold .............................................     81,192,471        10,444,913          8,846,958         1,029,026
  Shares issued to shareholders in reinvestment
   of distributions .......................................      2,258,195         1,040,785            296,816                --
                                                              ------------      ------------       ------------      ------------
                                                                83,450,666        11,485,698          9,143,774         1,029,026
  Less shares repurchased .................................    (26,408,815)      (13,803,799)        (4,196,521)       (2,568,970)
                                                              ------------      ------------       ------------      ------------
   Net Increase (Decrease) ................................     57,041,851        (2,318,101)         4,947,253        (1,539,944)
                                                              ------------      ------------       ------------      ------------
Net Assets:
  Beginning of period .....................................     13,092,683        77,116,461          1,323,318         7,747,360
                                                              ------------      ------------       ------------      ------------
  End of period (including undistributed net investment
   income of $385,336, $312,527, $21,093 and $55,387,
   respectively) ..........................................    $77,116,461       $70,387,359         $7,747,360        $5,626,297
                                                              ============      ============       ============      ============
* Distributions to Shareholders:
  Per share dividends from net investment income ..........        $0.3496           $0.1558            $0.1303                --
                                                              ------------      ------------       ------------      ------------
  Per share distributions from net realized gain on
   investments sold .......................................        $0.1479                --            $0.3613                --
                                                              ------------      ------------       ------------      ------------
** Analysis of Fund Share Transactions:
  Shares sold .............................................      7,672,953           888,216            747,624            69,243
  Shares issued to shareholders in reinvestment of
   distributions ..........................................        213,374            88,023             23,538                --
                                                              ------------      ------------       ------------      ------------
                                                                 7,886,327           976,239            771,162            69,243
  Less shares repurchased .................................     (2,450,824)       (1,170,152)          (336,616)         (172,281)
                                                              ------------      ------------       ------------      ------------
   Net Increase (Decrease) ................................      5,435,503          (193,913)           434,546          (103,038)
                                                              ============      ============       ============      ============

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                             INDEPENDENCE DIVERSIFIED CORE                  INDEPENDENCE
                                                                      EQUITY FUND II                        GROWTH FUND
                                                         -------------------------------------  -----------------------------------
                                                                              SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                             YEAR ENDED       AUGUST 31, 1998      YEAR ENDED      AUGUST 31, 1998
                                                         FEBRUARY 28, 1998      (UNAUDITED)     FEBRUARY 28, 1998    (UNAUDITED)
                                                         -----------------    ----------------  -----------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .............................         $4,933,422          $2,224,751            $7,124            $2,227
  Net realized gain on investments sold .............         54,376,230          50,472,212           211,135           133,633
  Change in net unrealized appreciation/
   depreciation of investments ......................         73,641,789         (96,046,681)          599,553          (683,466)
                                                           -------------       -------------       -----------       -----------
   Net Increase (Decrease) in Net Assets
    from Operations .................................        132,951,441         (43,349,718)          817,812          (547,606)
                                                           -------------       -------------       -----------       -----------
Distributions to Shareholders: *
  Dividends from net investment income ..............         (4,912,959)         (2,257,950)           (7,336)               --
  Distributions from net realized gain on
   investments sold .................................        (45,208,159)                 --          (132,773)               --
                                                           -------------       -------------       -----------       -----------
   Total Distributions to Shareholders ..............        (50,121,118)         (2,257,950)         (140,109)               --
                                                           -------------       -------------       -----------       -----------
From Fund Share Transactions: **
  Shares sold .......................................        265,869,777          74,898,487         3,657,210         2,134,583
  Shares issued to shareholders in
   reinvestment of distributions ....................         50,122,592           2,258,041           140,097                --
                                                           -------------       -------------       -----------       -----------
                                                             315,992,369          77,156,528         3,797,307         2,134,583
  Less shares repurchased ...........................       (146,757,914)       (146,120,001)         (752,800)         (928,295)
                                                           -------------       -------------       -----------       -----------
   Net Increase (Decrease) ..........................        169,234,455         (68,963,473)        3,044,507         1,206,288
                                                           -------------       -------------       -----------       -----------
Net Assets:
  Beginning of period ...............................        320,028,639         572,093,417           883,285         4,605,495
                                                           -------------       -------------       -----------       -----------
  End of period (including undistributed
   net investment income of $788,223,
   $755,024, $646 and $2,873, respectively) .........       $572,093,417        $457,522,276        $4,605,495        $5,264,177
                                                           =============       =============       ===========       ===========
* Distributions to Shareholders:
  Per share dividends from net investment income ....            $0.1667             $0.0638           $0.0266                --
                                                           -------------       -------------       -----------       -----------
  Per share distributions from net realized
   gain on investments sold .........................            $1.3273                  --           $0.4820                --
                                                           -------------       -------------       -----------       -----------
** Analysis of Fund Share Transactions:
  Shares sold .......................................         18,671,866           4,634,787           274,154           133,271
  Shares issued to shareholders in
   reinvestment of distributions ....................          3,704,135             137,618            10,945                --
                                                           -------------       -------------       -----------       -----------
                                                              22,376,001           4,772,405           285,099           133,271
  Less shares repurchased ...........................        (10,157,269)         (9,035,991)          (55,833)          (58,532)
                                                           -------------       -------------       -----------       -----------
   Net Increase (Decrease) ..........................         12,218,732          (4,263,586)          229,266            74,739
                                                           =============       =============       ===========       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                                                    INDEPENDENCE MEDIUM
                                                                                                    CAPITALIZATION FUND
                                                                                           ---------------------------------------
                                                                                                                  SIX MONTHS ENDED
                                                                                               YEAR ENDED          AUGUST 31, 1998
                                                                                           FEBRUARY 28, 1998         (UNAUDITED)
                                                                                           -----------------      ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .............................................................              $53,439               $31,138
  Net realized gain on investments sold .............................................              730,981               782,571
  Change in net unrealized appreciation/depreciation of investments .................            1,628,168            (2,357,562)
                                                                                              ------------           -----------
   Net Increase (Decrease) in Net Assets from Operations ............................            2,412,588            (1,543,853)
                                                                                              ------------           -----------
Distributions to Shareholders: *
  Dividends from net investment income ..............................................              (56,108)                   --
  Distributions from net realized gain on investments sold ..........................             (523,103)                   --
                                                                                              ------------           -----------
  Total Distributions to Shareholders ...............................................             (579,211)                   --
                                                                                              ------------           -----------
From Fund Share Transactions: **
  Shares sold .......................................................................           10,618,575             1,469,200
  Shares issued to shareholders in reinvestment of distributions ....................              579,211                    --
                                                                                              ------------           -----------
                                                                                                11,197,786             1,469,200
  Less shares repurchased ...........................................................           (8,549,263)             (713,958)
                                                                                              ------------           -----------
   Net Increase .....................................................................            2,648,523               755,242
                                                                                              ------------           -----------
Net Assets:
  Beginning of period ...............................................................            5,239,876             9,721,776
                                                                                              ------------           -----------
  End of period (including undistributed net investment income of $6,969
   and $38,107, respectively) .......................................................           $9,721,776            $8,933,165
                                                                                              ============           ===========
* Distributions to Shareholders:
  Per share dividends from net investment income ....................................              $0.0901                    --
                                                                                              ------------           -----------
  Per share distributions from net realized gain on investments sold ................              $0.8402                    --
                                                                                              ------------           -----------
** Analysis of Fund Share Transactions:
  Shares sold .......................................................................              859,487               105,486
  Shares issued to shareholders in reinvestment of distributions ....................               49,044                    --
                                                                                              ------------           -----------
                                                                                                   908,531               105,486
  Less shares repurchased ...........................................................             (678,916)              (51,064)
                                                                                              ------------           -----------
   Net Increase .....................................................................              229,615                54,422
                                                                                              ============           ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

 John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

Financial Highlights

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                   PERIOD FROM JULY 6, 1995       YEAR ENDED FEBRUARY 28,       SIX MONTHS ENDED
                                                 (COMMENCEMENT OF OPERATIONS)  ----------------------------      AUGUST 31, 1998
                                                     TO FEBRUARY 29, 1996         1997              1998           (UNAUDITED)
                                                  ---------------------------  ----------        ----------     ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .............          $8.50                 $9.25             $9.94            $11.42
                                                         ----------            ----------        ----------        ----------
  Net Investment Income (3) ........................           0.25                  0.38              0.38              0.15
  Net Realized and Unrealized Gain (Loss)
   on Investments ..................................           0.63                  0.73              1.60             (0.68)
                                                         ----------            ----------        ----------        ----------
     Total from Investment Operations ..............           0.88                  1.11              1.98             (0.53)
                                                         ----------            ----------        ----------        ----------

  Less Distributions:
   Dividends from Net Investment Income ............          (0.13)                (0.34)            (0.35)            (0.16)
   Distributions from Net Realized Gain on
    Investments Sold ...............................             --                 (0.08)            (0.15)               --
                                                         ----------            ----------        ----------        ----------
     Total Distributions ...........................          (0.13)                (0.42)            (0.50)            (0.16)
                                                         ----------            ----------        ----------        ----------
  Net Asset Value, End of Period ...................          $9.25                 $9.94            $11.42            $10.73
                                                         ==========            ==========        ==========        ==========
  Total Investment Return at Net Asset Value (6) ...          10.42%(2)             12.36%            20.44%            (4.80%)(2)
  Total Adjusted Investment Return at Net
   Asset Value (6,7) ...............................           7.36%(2)             11.62%            20.28%            (4.82%)(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .........         $5,155               $13,093           $77,116           $70,387
  Ratio of Expenses to Average Net Assets ..........           0.90%(1)              0.90%             0.90%             0.90%(1)
  Ratio of Adjusted Expenses to Average Net
   Assets (4,5) ....................................           5.58%(1)              1.64%             1.06%             0.93%(1)
  Ratio of Net Investment Income to Average Net
   Assets ..........................................           3.96%(1)              3.96%             3.52%             2.46%(1)
  Ratio of Adjusted Net Investment Income (Loss)
   to Average Net Assets (4,5) .....................          (0.72%)(1)             3.22%             3.36%             2.43%(1)
  Portfolio Turnover Rate ..........................             31%                  149%              224%               46%
  Fee Reduction Per Share (3) ......................          $0.29                 $0.07             $0.02             $0.00(8)

(1)   Annualized.
(2)   Not annualized.
(3)   Based on the average of the shares outstanding at the end of each month.
(4)   Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6)   Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(8)   Less than $0.01 per share.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                 FOR THE PERIOD OCTOBER 2, 1995      YEAR ENDED FEBRUARY 28,      SIX MONTHS ENDED
                                                  (COMMENCEMENT OF OPERATIONS)    ----------------------------     AUGUST 31, 1998
                                                     TO FEBRUARY 29, 1996            1997              1998          (UNAUDITED)
                                                 ------------------------------   ----------        ----------    ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........              $8.50                  $9.47            $10.88           $13.93
                                                           ----------             ----------        ----------       ----------
  Net Investment Income (3) ......................               0.10                   0.23              0.21             0.07
  Net Realized and Unrealized Gain (Loss)
   on Investments ................................               0.96                   1.77              3.33            (1.58)
                                                           ----------             ----------        ----------       ----------
     Total from Investment Operations ............               1.06                   2.00              3.54            (1.51)
                                                           ----------             ----------        ----------       ----------

  Less Distributions:
   Dividends from Net Investment Income ..........              (0.09)                 (0.19)            (0.13)              --
   Distributions from Net Realized Gain
    on Investments Sold ..........................                 --                  (0.40)            (0.36)              --
                                                           ----------             ----------        ----------       ----------
     Total Distributions .........................              (0.09)                 (0.59)            (0.49)              --
                                                           ----------             ----------        ----------       ----------
  Net Asset Value, End of Period .................              $9.47                 $10.88            $13.93           $12.42
                                                           ==========             ==========        ==========       ==========
  Total Investment Return at Net Asset
   Value (6) .....................................              12.52%(2)              21.36%            32.97%          (10.84%)(2)
  Total Adjusted Investment Return at Net
   Asset Value (6,7) .............................              (1.18%)(2)             15.92%            32.02%          (11.25%)(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......               $682                 $1,323            $7,747           $5,626
  Ratio of Expenses to Average Net Assets ........               0.95%(1)               0.95%             0.95%            0.95%(1)
  Ratio of Adjusted Expenses to Average Net
   Assets (4,5) ..................................              34.06%(1)               6.39%             1.90%            1.77%(1)
  Ratio of Net Investment Income to Average
   Net Assets ....................................               2.81%(1)               2.26%             1.60%            0.96%(1)
  Ratio of Adjusted Net Investment Income
   (Loss) to Average Net Assets (4,5) ............             (30.30%)(1)             (3.18%)            0.65%            0.14%(1)
  Portfolio Turnover Rate ........................                 12%                    66%              119%              43%
  Fee Reduction Per Share (3) ....................              $1.22                  $0.55             $0.12            $0.06

(1)   Annualized.
(2)   Not annualized.
(3)   Based on the average of the shares outstanding at the end of each month.
(4)   Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6)   Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Institutional Series Trust
                 -- Independence Diversified Core Equity Fund II

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                               FOR THE PERIOD MARCH 10, 1995      YEAR ENDED FEBRUARY 28,         SIX MONTHS ENDED
                                                (COMMENCEMENT OF OPERATIONS)    ----------------------------      AUGUST 31, 1998
                                                    TO FEBRUARY 29, 1996           1997              1998           (UNAUDITED)
                                               -----------------------------    ----------        ----------        -----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........              $8.50                  $10.96            $12.76            $15.34
                                                        ----------              ----------        ----------        ----------
  Net Investment Income (3) ...................               0.20                    0.20              0.17              0.06
  Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency
   Transactions ...............................               2.38                    2.23              3.91             (1.49)
                                                        ----------              ----------        ----------        ----------
     Total from Investment Operations .........               2.58                    2.43              4.08             (1.43)
                                                        ----------              ----------        ----------        ----------

  Less Distributions:
   Dividends from Net Investment Income .......              (0.11)                  (0.19)            (0.17)            (0.06)
   Distributions from Net Realized Gains on
    Investments Sold and Foreign
     Currency Transactions ....................              (0.01)                  (0.44)            (1.33)               --
                                                        ----------              ----------        ----------        ----------
     Total Distributions ......................              (0.12)                  (0.63)            (1.50)            (0.06)
                                                        ----------              ----------        ----------        ----------
  Net Asset Value, End of Period ..............             $10.96                  $12.76            $15.34            $13.85
                                                        ==========              ==========        ==========        ==========
  Total Investment Return at Net Asset
   Value (6) ..................................              30.48%(2)               22.63%            33.61%            (9.36%)(2)
  Total Adjusted Investment Return at
   Net Asset Value (6,7) ......................              30.42%(2)                 N/A               N/A               N/A

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....           $188,679                $320,029          $572,093          $457,522
  Ratio of Expenses to Average Net Assets .....               0.70%(1)                0.67%             0.65%             0.66%(1)
  Ratio of Adjusted Expenses to Average Net
   Assets (4,5) ...............................               0.76%(1)                 N/A               N/A               N/A
  Ratio of Net Investment Income to Average
   Net Assets .................................               2.00%(1)                1.65%             1.12%             0.78%(1)
  Ratio of Adjusted Net Investment Income
   to Average Net Assets (4,5) ................               1.94%(1)                 N/A               N/A               N/A
  Portfolio Turnover Rate .....................                 39%                     81%               76%               23%
  Fee Reduction Per Share (3) .................              $0.01                     N/A               N/A               N/A

(1)   Annualized.
(2)   Not annualized.
(3)   Based on the average of the shares outstanding at the end of each month.
(4)   Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6)   Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                 FOR THE PERIOD OCTOBER 2, 1995      YEAR ENDED FEBRUARY 28,      SIX MONTHS ENDED
                                                  (COMMENCEMENT OF OPERATIONS)    ----------------------------     AUGUST 31, 1998
                                                     TO FEBRUARY 29, 1996            1997              1998          (UNAUDITED)
                                                 ------------------------------   ----------        ----------    ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ................           $8.50               $9.29            $11.01            $14.88
                                                             ----------          ----------        ----------        ----------
  Net Investment Income (3) ...........................            0.03                0.05              0.04              0.01
  Net Realized and Unrealized Gain
   (Loss) on Investments ..............................            0.81                2.16              4.34             (1.19)
                                                             ----------          ----------        ----------        ----------
     Total from Investment Operations .................            0.84                2.21              4.38             (1.18)
                                                             ----------          ----------        ----------        ----------

  Less Distributions:
   Dividends from Net Investment Income ...............           (0.03)              (0.04)            (0.03)               --
   Distributions from Net Realized Gain
    on Investments ....................................           (0.02)              (0.45)            (0.48)               --
                                                             ----------          ----------        ----------        ----------
     Total Distributions ..............................           (0.05)              (0.49)            (0.51)               --
                                                             ----------          ----------        ----------        ----------
  Net Asset Value, End of Period ......................           $9.29              $11.01            $14.88            $13.70
                                                             ==========          ==========        ==========        ==========
  Total Investment Return at Net Asset Value (6) ......            9.94%(2)           24.19%            40.52%            (7.93%)(2)
  Total Adjusted Investment Return at Net
   Asset Value (6,7) ..................................           (5.63%)(2)          17.40%            37.95%            (8.45%)(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ............            $549                $883            $4,605            $5,264
  Ratio of Expenses to Average Net Assets .............            0.95%(1)            0.95%             0.95%             0.95%(1)
  Ratio of Adjusted Expenses to Average
   Net Assets (4,5) ...................................           38.57%(1)            7.74%             3.52%             1.99%(1)
  Ratio of Net Investment Income to Average
   Net Assets .........................................            0.91%(1)            0.49%             0.34%             0.08%(1)
  Ratio of Adjusted Net Investment Loss to
   Average Net Assets (4,5) ...........................          (36.71%)(1)          (6.30%)           (2.23%)           (0.96%)(1)
  Portfolio Turnover Rate .............................              21%                142%               91%               24%
  Fee Reduction Per Share (3) .........................           $1.36               $0.68             $0.33             $0.08

(1)   Annualized.
(2)   Not annualized.
(3)   Based on the average of the shares outstanding at the end of each month.
(4)   Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6)   Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Institutional Series Trust --
                    Independence Medium Capitalization Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                 FOR THE PERIOD OCTOBER 2, 1995     YEAR ENDED FEBRUARY 28,       SIX MONTHS ENDED
                                                  (COMMENCEMENT OF OPERATIONS)   ----------------------------     AUGUST 31, 1998
                                                     TO FEBRUARY 29, 1996           1997              1998           (UNAUDITED)
                                                 ------------------------------  ----------        ----------     ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........                $8.50               $9.29            $10.45            $13.30
                                                             ----------          ----------        ----------        ----------
  Net Investment Income (3) ......................                 0.08                0.12              0.09              0.04
  Net Realized and Unrealized Gain
   (Loss) on Investments .........................                 0.74                1.45              3.69             (1.96)
                                                             ----------          ----------        ----------        ----------
     Total from Investment Operations ............                 0.82                1.57              3.78             (1.92)
                                                             ----------          ----------        ----------        ----------

  Less Distributions:
   Dividends from Net Investment Income ..........                (0.03)              (0.12)            (0.09)               --
   Distributions from Net Realized Gain
    on Investments Sold ..........................                   --               (0.29)            (0.84)               --
                                                             ----------          ----------        ----------        ----------
     Total Distributions .........................                (0.03)              (0.41)            (0.93)               --
                                                             ----------          ----------        ----------        ----------
  Net Asset Value, End of Period .................                $9.29              $10.45            $13.30            $11.38
                                                             ==========          ==========        ==========        ==========
  Total Investment Return at Net Asset
   Value (6) .....................................                 9.71%(2)           17.19%            37.30%           (14.44%)(2)
  Total Adjusted Investment Return at
   Net Asset Value (6,7) .........................                 7.00%(2)           15.49%            36.94%           (14.70%)(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......               $3,923              $5,240            $9,722            $8,933
  Ratio of Expenses to Average Net Assets ........                 1.00%(1)            1.00%             1.00%             1.00%(1)
  Ratio of Adjusted Expenses to Average
   Net Assets (4,5) ..............................                 7.55%(1)            2.70%             1.36%             1.52%(1)
  Ratio of Net Investment Income to Average
   Net Assets ....................................                 1.94%(1)            1.26%             0.75%             0.58%(1)
  Ratio of Adjusted Net Investment Income
   (Loss) to Average Net Assets (4,5) ............                (4.61%)(1)          (0.44%)            0.39%             0.06%(1)
  Portfolio Turnover Rate ........................                    3%                 78%               65%               30%
  Fee Reduction Per Share (3) ....................                $0.26               $0.17             $0.04             $0.05

(1)   Annualized.
(2)   Not annualized.
(3)   Based on the average of the shares outstanding at the end of each month.
(4)   Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6)   Total investment return assumes dividend reinvestment.
(7) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

 John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Balanced Fund on August 31, 1998. It's divided into four main categories: common stocks, corporate bonds, U.S. government and agencies securities and short-term investments. The investments are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Aerospace (2.39%)
  Lockheed Martin Corp. ...........................       6,000        $524,625
  Northrop Grumman Corp. ..........................       2,000         126,750
  Precision Castparts Corp. .......................       4,500         169,594
  United Technologies Corp. .......................      11,900         863,494
                                                                     ----------
                                                                      1,684,463
                                                                     ----------
Automobile/Trucks (1.43%)
  Dana Corp. ......................................       3,600         141,075
  Ford Motor Co. ..................................      16,700         734,800
  Ryder System, Inc. ..............................       5,500         129,594
                                                                     ----------
                                                                      1,005,469
                                                                     ----------
Banks - United States (6.20%)
  Banc One Corp. ..................................       6,800         258,400
  BankAmerica Corp. ...............................       5,400         345,938
  Citicorp ........................................       2,400         259,500
  Comerica, Inc. ..................................      15,200         794,200
  Fifth Third Bancorp .............................       3,000         159,563
  First Chicago NBD Corp. .........................       6,600         418,275
  First Union Corp. ...............................       9,200         446,200
  NationsBank Corp. ...............................      14,500         826,500
  Norwest Corp. ...................................      13,500         401,625
  State Street Corp. ..............................       4,300         223,869
  U.S. Bancorp ....................................       2,600          88,725
  Wells Fargo & Co. ...............................         500         140,938
                                                                     ----------
                                                                      4,363,733
                                                                     ----------
Beverages (1.10%)
  PepsiCo, Inc. ...................................      28,000         775,250
                                                                     ----------

Building (0.32%)
  Masco Corp. .....................................       9,700         223,100
                                                                     ----------

Chemicals (0.51%)
  Air Products & Chemicals, Inc. ..................       8,600         262,838
  Millennium Chemicals, Inc. ......................       4,600          99,475
                                                                     ----------
                                                                        362,313
                                                                     ----------
Computers (4.74%)
  Autodesk, Inc. ..................................       2,500          58,438
  Cadence Design Systems, Inc.* ...................       8,100         171,113
  Cisco Systems, Inc.* ............................       4,300         352,063
  Computer Associates International, Inc. .........       6,600         178,200
  Hewlett-Packard Co. .............................       3,500         169,969
  International Business Machines Corp. ...........       3,900         439,238
  Microsoft Corp.* ................................      17,800       1,707,688
  Oracle Corp.* ...................................       5,600         111,650
  Sun Microsystems, Inc.* .........................       3,700         146,613
                                                                     ----------
                                                                      3,334,972
                                                                     ----------
Cosmetics & Personal Care (0.66%)
  Avon Products, Inc. .............................       2,000         125,750
  Dial Corp. (The) ................................      14,200         276,900
  Revlon, Inc. (Class A) * ........................       1,700          61,306
                                                                     ----------
                                                                        463,956
                                                                     ----------
Diversified Operations (1.75%)
  Canadian Pacific, Ltd. (Canada)  ................       5,700         107,944
  National Service Industries, Inc. ...............       3,500         130,375
  Textron, Inc. ...................................       3,500         219,625
  Tyco International Ltd. .........................      14,000         777,000
                                                                     ----------
                                                                      1,234,944
                                                                     ----------
Electronics (3.33%)
  General Electric Co. ............................      17,400       1,392,000
  Honeywell, Inc. .................................       4,000         250,000
  Intel Corp. .....................................       8,400         597,975
  Parker- Hannifin Corp. ..........................         900          26,100
  Thomas & Betts Corp. ............................       2,300          78,344
                                                                     ----------
                                                                      2,344,419
                                                                     ----------
Finance (1.14%)
  Associates First Capital Corp. (Class A) ........       4,376         258,731
  MBNA Corp. ......................................       2,900          68,150
  Morgan Stanley, Dean Witter,
   Discover & Co. .................................       8,200         476,113
                                                                     ----------
                                                                        802,994
                                                                     ----------
Food (0.74%)
  Flowers Industries, Inc. ........................      14,300         254,719
  Quaker Oats Co. .................................       5,000         265,625
                                                                     ----------
                                                                        520,344
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Insurance (4.63%)
  Allstate Corp. (The) ............................      12,000        $450,000
  American International Group, Inc. ..............       7,200         556,650
  CIGNA Corp. .....................................       3,700         215,294
  Equitable Companies, Inc. (The) .................       1,600          91,500
  Hartford Financial Services Group, Inc. (The) ...       8,400         375,900
  Hartford Life, Inc. (Class A) ...................       2,800         143,500
  Marsh & McLennan Companies, Inc. ................       7,900         383,150
  Travelers Group, Inc. ...........................      18,800         834,250
  Travelers Property Casualty Corp. (Class A) .....       6,400         210,800
                                                                     ----------
                                                                      3,261,044
                                                                     ----------
Machinery (0.36%)
  Deere & Co. .....................................       5,600         184,450
  Ingersoll-Rand Co. ..............................       1,700          67,575
                                                                     ----------
                                                                        252,025
                                                                     ----------
Media (0.41%)
  Viacom, Inc. (Class B)* .........................       5,800         287,825
                                                                     ----------

Medical (8.03%)
  Abbott Laboratories .............................      16,500         635,250
  Amgen, Inc.* ....................................       2,700         164,363
  Becton, Dickinson & Co. .........................       5,000         166,563
  Bristol-Myers Squibb Co. ........................       7,500         734,063
  Cardinal Health, Inc. ...........................       8,100         708,750
  Guidant Corp. ...................................       4,200         259,350
  Health Management Associates,
   Inc. (Class A)* ................................      12,150         219,459
  HEALTHSOUTH Corp.* ..............................      23,600         446,925
  McKesson Corp. ..................................       2,200         165,000
  Merck & Co., Inc. ...............................       6,300         730,406
  Mylan Laboratories, Inc. ........................       4,600         105,225
  Pfizer, Inc. ....................................       2,200         204,600
  Schering-Plough Corp. ...........................       4,700         404,200
  Tenet Healthcare Corp.* .........................       8,600         221,988
  Warner-Lambert Co. ..............................       3,800         247,950
  Wellpoint Health Networks, Inc.* ................       4,400         234,850
                                                                     ----------
                                                                      5,648,942
                                                                     ----------
Mortgage Banking (1.06%)
  Fannie Mae ......................................      13,100         744,244
                                                                     ----------

Office (3.19%)
  Avery Dennison Corp. ............................       2,200         118,113
  Pitney Bowes, Inc. ..............................      18,800         932,950
  Reynolds & Reynolds Co. (The) (Class A) .........       6,800          85,850
  Xerox Corp. .....................................      12,600       1,106,438
                                                                     ----------
                                                                      2,243,351
                                                                     ----------
Oil & Gas (2.97%)
  Baker Hughes, Inc. ..............................      13,000         237,250
  British Petroleum Co. PLC, ADR
   (United Kingdom) ...............................       5,600         409,500
  Dresser Industries, Inc. ........................      12,700         324,644
  Halliburton Co. .................................       7,700         204,531
  Mobil Corp. .....................................       4,000         276,500
  Phillips Petroleum Co. ..........................       2,900         118,356
  Schlumberger, Ltd. ..............................       2,500         109,531
  Sun Co., Inc. ...................................       5,700         188,456
  USX - Marathon Group ............................       8,400         218,400
                                                                     ----------
                                                                      2,087,168
                                                                     ----------
Paper & Paper Products (0.16%)
  Fort James Corp. ................................       4,000         116,500
                                                                     ----------

Retail (2.77%)
  Albertson's, Inc. ...............................       8,100         409,556
  Costco Cos., Inc.* ..............................       1,200          56,475
  Home Depot, Inc. (The) ..........................      18,600         716,100
  Lowe's Cos., Inc. ...............................       8,400         294,525
  TJX Cos., Inc. ..................................      10,400         232,050
  Wal-Mart Stores, Inc. ...........................       4,100         240,875
                                                                     ----------
                                                                      1,949,581
                                                                     ----------
Soap & Cleaning Preparations (1.28%)
  Procter & Gamble Co. (The) ......................      11,800         902,700
                                                                     ----------

Telecommunications (5.15%)
  AT&T Corp. ......................................      11,700         586,463
  Bell Atlantic Corp. .............................      17,800         785,425
  Lucent Technologies, Inc. .......................      10,100         715,838
  Northern Telecom Ltd. (Canada) ..................      14,200         678,050
  Tellabs, Inc.* ..................................       6,600         278,850
  WorldCom, Inc.* .................................      14,100         577,219
                                                                     ----------
                                                                      3,621,845
                                                                     ----------
Textile (0.88%)
  Jones Apparel Group, Inc.* ......................       6,100         118,188
  Liz Claiborne, Inc. .............................       3,600         102,600
  Tommy Hilfiger Corp.* ...........................       6,600         308,550
  Unifi, Inc. .....................................       4,200          93,450
                                                                     ----------
                                                                        622,788
                                                                     ----------
Tobacco (1.54%)
  Philip Morris Cos., Inc. ........................      21,700         901,906
  UST, Inc. .......................................       6,900         180,263
                                                                     ----------
                                                                      1,082,169
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Transportation (2.37%)
  AMR Corp.* .......................................       7,900        $430,550
  Burlington Northern Santa Fe Corp. ...............       5,100         474,617
  Norfolk Southern Corp. ...........................       1,300          36,642
  Northwest Airlines Corp. .........................       7,700         214,156
  Southwest Airlines Co. ...........................      13,725         244,477
  UAL Corp.* .......................................       4,400         265,375
                                                                      ----------
                                                                       1,665,817
                                                                      ----------
Utilities (4.95%)
  Ameritech Corp. ..................................       5,900         278,037
  BellSouth Corp. ..................................      13,100         898,168
  Consolidated Natural Gas Co. .....................       2,500         109,530
  Dominion Resources, Inc. .........................       5,600         233,450
  El Paso Energy Corp. .............................       4,400         109,174
  Florida Progress Corp. ...........................       4,500         189,843
  FPL Group, Inc. ..................................       5,900         392,718
  GTE Corp. ........................................      15,200         760,000
  New Century Energies, Inc. .......................       7,400         341,324
  NIPSCO Industries, Inc. ..........................       6,000         175,500
                                                                      ----------
                                                                       3,487,744
                                                                      ----------
Waste Disposal Service & Equipment (0.46%)
  Allied Waste Industries, Inc.* ...................       8,100         153,900
  Waste Management, Inc.* ..........................       3,900         172,086
                                                                      ----------
                                                                         325,986
                                                                      ----------
                                 TOTAL COMMON STOCKS
                                  (Cost $47,505,431)      (64.52%)    45,415,686
                                                         -------      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                INTEREST   CREDIT     PAR VALUE         MARKET
ISSUER, DESCRIPTION                                               RATE    RATING**  (000s OMITTED)       VALUE
-------------------                                             --------  --------  --------------      ------

CORPORATE BONDS
Automobile/Trucks (0.10%)
  General Motors Acceptance Corp.,
   Med Term Note 05-22-01 ....................................    6.800%   A-            $70             $71,814
                                                                                                      ----------

Banks - United States (0.36%)
  Capital One Bank,
   Sr Note 06-20-00 ..........................................    7.350    Baa3          250             255,615
                                                                                                      ----------

Broker Services (1.70%)
  Lehman Brothers, Inc.,
   Sr Sub Note 04-15-03 ......................................    7.250    A           1,160           1,198,210
                                                                                                      ----------

Finance (0.32%)
  CARCO Auto Loan Master Trust,
   Pass Thru Ctf Ser 1997-1 Class A 08-15-04 08-15-06 ........    6.689    AAA           220             222,200
                                                                                                      ----------

Instruments - Scientific (0.34%)
  Millipore Corporation,
   Note 04-01-07 .............................................    7.500    BBB-          230             239,044
                                                                                                      ----------

Media (1.45%)
  News America Holdings, Inc.,
   Sr Note 06-01-00 ..........................................    7.450    BBB-        1,000           1,023,800
                                                                                                      ----------

Mortgage Banking (3.64%)
  AMRESCO Commercial Mortgage Funding I Corp.,
   Mtg Pass Thru Ctf Ser 1997-C1 Class A3 06-17-29 ...........    7.190    AAA           348             367,359
  Camden Property Trust,
   Med Term Note 06-21-04 ....................................    7.172    BBB-          160             167,944
  Chase Commercial Mortgage Securities Corp.,
   Commercial Pass Thru Ctf Ser 1997-1 Class A2 06-19-29 .....    7.370    AAA           140             149,586
  Citibank Credit Card Master Trust I,
   Pass Thru Ctf Ser 1998-6 Class A 04-10-03 .................    5.850    AAA           810             813,289
  Credit Suisse First Boston Mortgage Securities Corp.,
   Commercial Mtg Pass Thru Ctf Ser 1997-C1 Class A1C 06-20-29    7.240    AAA           580             611,262
  Merrill Lynch Mortgage Investors, Inc.,
   Mtg Pass Thru Ctf Ser 1997-C1 Class A3 06-18-29 ...........    7.120    AAA            90              95,063
  Mortgage Capital Funding, Inc.,
   Commercial Mtg Pass Thru Ctf Ser 1996-MC2 Class A1 12-21-26    6.758    Aaa            47              48,195
  United Dominion Realty Trust, Inc.,
   Note 01-15-07 .............................................    7.250    BBB+          300             308,739
                                                                                                      ----------
                                                                                                       2,561,437
                                                                                                      ----------
Oil & Gas (1.46%)
  Petroleum Geo-Services ASA,
   Note (Norway) 03-31-07, (Y) ...............................    7.500    BBB           810             839,192
  Petroleum Geo-Services,
   Sr Note (Norway) 03-30-28, (Y) ............................    7.125    BBB           200             189,500
                                                                                                      ----------
                                                                                                       1,028,692
                                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                      INTEREST   CREDIT     PAR VALUE         MARKET
ISSUER, DESCRIPTION                                     RATE    RATING**  (000s OMITTED)       VALUE
-------------------                                   --------  --------  --------------      ------

Paper & Paper Products (1.40%)
  James River Corp.,
   Note 10-01-99 ..................................     6.750%   BBB-         $975           $982,449
                                                                                           ----------

Real Estate Operations (0.49%)
  Simon DeBartolo Group, L.P.,
   Co Gtd 07-15-04 ................................     6.750    BBB+          350            344,936
                                                                                           ----------

Real Estate Investment Trust (0.99%)
  Avalon Properties, Inc.,
   Note 12-15-07 ..................................     6.875    BBB+          390            385,870
  Post Apartment Homes, L.P.,
   Med Term Note 04-01-04 .........................     7.300    BBB+          180            190,213
  Spieker Properties L.P.,
   Med Term Note 07-19-05 .........................     8.000    BBB           110            120,751
                                                                                           ----------
                                                                                              696,834
                                                                                           ----------
Retail (3.12%)
  Sears Roebuck Acceptance Corp.,
   Med Term Note Ser II 06-26-01 ..................     7.130    A-          1,060          1,100,036
  Woolworth Corp.,
   Note 06-01-00 ..................................     7.000    BBB-        1,100          1,099,406
                                                                                           ----------
                                                                                            2,199,442
                                                                                           ----------
Telecommunications (0.25%)
  WorldCom, Inc.,
   Sr Note 04-01-07 ...............................     7.750    BBB+          160            172,610
                                                                                           ----------

Utilities (0.23%)
  Enersis S.A.,
   Note (Chile) 12-01-06, (Y) .....................     6.900    A-            180            160,344
                                                                                           ----------
                                                TOTAL CORPORATE BONDS
                                                   (Cost $11,103,459)      (15.85%)        11,157,427
                                                                            ------         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                     INTEREST   CREDIT     PAR VALUE         MARKET
ISSUER, DESCRIPTION                                    RATE    RATING**  (000s OMITTED)       VALUE
-------------------                                  --------  --------  --------------      ------

U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (14.61%)
  United States Treasury,
   Bond 11-15-27 ..........................            6.125%   Aaa        $5,500          $6,109,290
   Note 08-31-02 ..........................            6.250    Aaa         1,825           1,903,420
   Note 04-30-03 ..........................            5.750    Aaa         1,190           1,226,438
   Note 02-15-07 ..........................            6.250    Aaa           950           1,022,286
   Note 05-15-07 ..........................            6.625    Aaa            20              22,078
                                                                                          -----------
                                                                                           10,283,512
                                                                                          -----------
Government - U.S. Agencies (3.24%)
  Federal National Mortgage Assn.,
   15 Yr Pass Thru Ctf 01-01-13 ...........            6.500    AAA           449             454,342
   15 Yr Pass Thru Ctf 08-01-13 ...........            6.000    AAA           689             686,768
  Government National Mortgage Assn.,
   30 Yr Pass Thru Ctf 11-15-27 to 05-15-28            7.000    AAA         1,118           1,140,238
                                                                                          -----------
                                                                                            2,281,348
                                                                                          -----------
                                          TOTAL U.S. GOVERNMENT AND
                                                AGENCIES SECURITIES
                                                 (Cost $12,175,903)       (17.85%)         12,564,860
                                                                          -------         -----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.83%)
  Investment in a joint repurchase agreement
   transaction with SBC Warburg, Inc. -
   Dated 08-31-98, due 09-01-98 (secured by U. S.
   Treasury Bonds 6.50% thru 8.875%, due
   08-15-17 thru 11-15-26) - Note A .......            5.800                  582             582,000
                                                                                          -----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% .....................                                                       874
                                                                                          -----------
                                       TOTAL SHORT-TERM INVESTMENTS        (0.83%)            582,874
                                                                          -------         -----------
                                                  TOTAL INVESTMENTS       (99.05%)         69,720,847
                                                                          -------         -----------
                                  OTHER ASSETS AND LIABILITIES, NET        (0.95%)            666,512
                                                                          -------         -----------
                                                   TOTAL NET ASSETS      (100.00%)        $70,387,359
                                                                          =======         ===========

* Non-income producing security.

** Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

Schedule of Investments
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Value Fund on August 31, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF    MARKET
ISSUER, DESCRIPTION                                           SHARES      VALUE
-------------------                                         ---------    ------

COMMON STOCKS
Aerospace (4.19%)
  Goodrich (B.F.) Co. ................................        1,400      $37,887
  Lockheed Martin Corp. ..............................          600       52,463
  Precision Castparts Corp. ..........................          300       11,306
  Sundstrand Corp. ...................................          400       18,225
  United Technologies Corp. ..........................        1,600      116,100
                                                                        --------
                                                                         235,981
                                                                        --------
Automobile/Trucks (4.82%)
  Chrysler Corp. .....................................        1,900       84,787
  Dana Corp. .........................................          900       35,269
  Ford Motor Co. .....................................        1,900       83,600
  Lear Corp.* ........................................          500       20,281
  Meritor Automotive, Inc. ...........................        1,600       28,400
  Ryder System, Inc. .................................          800       18,850
                                                                        --------
                                                                         271,187
                                                                        --------
Banks - United States (16.36%)
  Banc One Corp. .....................................          800       30,400
  Bank of New York Co., Inc. .........................        1,600       38,700
  BankAmerica Corp. ..................................        1,400       89,687
  Bankers Trust New York Corp. .......................          400       29,725
  Chase Manhattan Corp. ..............................          600       31,800
  Comerica, Inc. .....................................        2,550      133,237
  Fifth Third Bancorp ................................          400       21,275
  First Chicago NBD Corp. ............................          800       50,700
  First Union Corp. ..................................        3,500      169,750
  NationsBank Corp. ..................................        2,000      114,000
  Norwest Corp. ......................................        2,700       80,325
  State Street Corp. .................................          600       31,238
  U.S. Bancorp .......................................        2,100       71,662
  Wells Fargo & Co. ..................................          100       28,188
                                                                        --------
                                                                         920,687
                                                                        --------
Beverages (0.34%)
  PepsiCo, Inc. ......................................          700       19,381
                                                                        --------
Building (1.41%)
  Centex Corp. .......................................          800       28,300
  Masco Corp. ........................................        1,200       27,600
  Webb (Del E.) Corp. ................................        1,200       23,625
                                                                        --------
                                                                          79,525
                                                                        --------
Chemicals (0.27%)
  Millennium Chemicals, Inc. .........................          700       15,138
                                                                        --------
Computers (2.44%)
  Computer Associates International, Inc. ............          500       13,500
  International Business Machines Corp. ..............        1,100      123,887
                                                                        --------
                                                                         137,387
                                                                        --------
Cosmetics & Personal Care (0.55%)
  Dial Corp. (The) ...................................        1,600       31,200
                                                                        --------
Diversified Operations (1.92%)
  National Service Industries, Inc. ..................        1,200       44,700
  Ogden Corp. ........................................        1,300       29,981
  Tyco International Ltd. ............................          600       33,300
                                                                        --------
                                                                         107,981
                                                                        --------
Electronics (1.70%)
  Honeywell, Inc. ....................................        1,100       68,750
  Parker-Hannifin Corp. ..............................          450       13,050
  Thomas & Betts Corp. ...............................          400       13,625
                                                                        --------
                                                                          95,425
                                                                        --------
Finance (3.96%)
  Associates First Capital Corp. (Class A) ...........          576       34,056
  Fannie Mae .........................................          900       51,131
  Kansas City Southern Industries, Inc. ..............          800       26,300
  Morgan Stanley, Dean Witter, Discover & Co. ........        1,200       69,675
  Washington Mutual, Inc. ............................        1,300       41,600
                                                                        --------
                                                                         222,762
                                                                        --------
Food (1.14%)
  Flowers Industries, Inc. ...........................        1,200       21,375
  Quaker Oats Co. ....................................          800       42,500
                                                                        --------
                                                                          63,875
                                                                        --------
Funeral Services & Related (0.42%)
  Service Corp. International ........................          700       23,713
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

                                                            NUMBER OF    MARKET
ISSUER, DESCRIPTION                                           SHARES      VALUE
-------------------                                         ---------    ------

Insurance (11.38%)
  Allstate Corp. .....................................        2,800     $105,000
  American International Group, Inc. .................          900       69,581
  Equitable Cos., Inc. (The) .........................          400       22,875
  EXEL Ltd. (Class A) (Bermuda) ......................          201       13,413
  Hartford Financial Services Group, Inc. (The) ......        2,400      107,400
  Hartford Life, Inc. (Class A) ......................          600       30,750
  Marsh & McLennan Cos., Inc. ........................        1,550       75,175
  PartnerRe Ltd. (Bermuda) ...........................          400       16,100
  Travelers Group, Inc. ..............................        2,800      124,250
  Travelers Property Casualty Corp. (Class A) ........        2,300       75,756
                                                                        --------
                                                                         640,300
                                                                        --------
Machinery (1.53%)
  Caterpillar, Inc. ..................................          400       16,875
  Deere & Co. ........................................        1,200       39,525
  Ingersoll-Rand Co. .................................          750       29,813
                                                                        --------
                                                                          86,213
                                                                        --------
Media (1.15%)
  Viacom, Inc. (Class B)* ............................        1,300       64,512
                                                                        --------
Medical (3.70%)
  Allegiance Corp. ...................................        1,200       33,900
  Cardinal Health, Inc. ..............................          800       70,000
  Guidant Corp. ......................................          400       24,700
  HEALTHSOUTH Corp.* .................................        3,100       58,706
  Mylan Laboratories, Inc. ...........................          900       20,588
                                                                        --------
                                                                         207,894
                                                                        --------
Office (3.05%)
  Avery Dennison Corp. ...............................          500       26,844
  Pitney Bowes, Inc. .................................        1,500       74,437
  Xerox Corp. ........................................          800       70,250
                                                                        --------
                                                                         171,531
                                                                        --------
Oil & Gas (6.95%)
  Baker Hughes, Inc. .................................        2,500       45,625
  British Petroleum Co. PLC, American
   Depositary Receipts (United Kingdom) ..............          600       43,875
  Dresser Industries, Inc. ...........................        2,000       51,125
  El Paso Energy Corp. ...............................        1,800       44,662
  Halliburton Co. ....................................        1,000       26,562
  Phillips Petroleum Co. .............................        1,700       69,381
  Rowan Cos., Inc.* ..................................          200        1,850
  Sun Co., Inc. ......................................        1,400       46,288
  Texaco, Inc. .......................................          500       27,781
  USX - Marathon Group ...............................        1,300       33,800
                                                                        --------
                                                                         390,949
                                                                        --------
Paper & Paper Products (0.70%)
  Abitibi-Consolidated, Inc. (Canada) ................        2,100       16,275
  Fort James Corp. ...................................          800       23,300
                                                                        --------
                                                                          39,575
                                                                        --------
Pollution Control (0.24%)
  Waste Management, Inc.* ............................          300       13,238
                                                                        --------
Retail (1.90%)
  Albertson's, Inc. ..................................        1,100       55,619
  Home Depot, Inc. (The) .............................          400       15,400
  TJX Cos., Inc. (The) ...............................        1,600       35,700
                                                                        --------
                                                                         106,719
                                                                        --------
Telecommunications (6.22%)
  AT&T Corp. .........................................        1,700       85,212
  Bell Atlantic Corp. ................................        2,800      123,550
  Lucent Technologies, Inc. ..........................          300       21,263
  Northern Telecom Ltd. (Canada) .....................          600       28,650
  US WEST, Inc. ......................................         1200       62,400
  WorldCom, Inc.* ....................................          700       28,656
                                                                        --------
                                                                         349,731
                                                                        --------
Textile (2.38%)
  Jones Apparel Group, Inc.* .........................        1,400       27,125
  Liz Claiborne, Inc. ................................          700       19,950
  Tommy Hilfiger Corp.* ..............................        1,100       51,425
  Warnaco Group, Inc. (The) (Class A) ................        1,300       35,425
                                                                        --------
                                                                         133,925
                                                                        --------
Tobacco (1.46%)
  Philip Morris Cos., Inc. ...........................          700       29,094
  Universal Corp. ....................................          600       18,900
  UST, Inc. ..........................................        1,300       33,963
                                                                        --------
                                                                          81,957
                                                                        --------
Transportation (5.03%)
  AMR Corp.* .........................................          500       27,250
  Burlington Northern Santa Fe Corp. .................          700       65,144
  CSX Corp. ..........................................          700       26,425
  Delta Air Lines, Inc. ..............................          600       61,200
  Southwest Airlines Co. .............................        1,800       32,063
  UAL Corp.* .........................................          500       30,156
  Yellow Corp. * .....................................        3,400       40,588
                                                                        --------
                                                                         282,826
                                                                        --------
Utilities (14.33%)
  Ameritech Corp. ....................................        1,300       61,263
  Baltimore Gas & Electric Co. .......................        2,200       67,787
  Consolidated Natural Gas Co. .......................        1,700       74,481
  Dominion Resources, Inc. ...........................          900       37,519
  DQE, Inc. ..........................................          800       28,550

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

                                                         NUMBER OF       MARKET
ISSUER, DESCRIPTION                                       SHARES          VALUE
-------------------                                      ---------       ------

Utilities (continued)
  Florida Progress Corp. .......................           1,500         $63,281
  FPL Group, Inc. ..............................           1,100          73,219
  GTE Corp. ....................................           2,200         110,000
  Houston Industries, Inc. .....................           2,000          57,625
  Montana Power Co. ............................           2,300          89,700
  NIPSCO Industries, Inc. ......................           1,000          29,250
  SBC Communications, Inc. .....................           3,000         114,000
                                                                       ---------
                                                                         806,675
                                                                       ---------
                            TOTAL COMMON STOCKS
                              (Cost $5,814,909)          (99.54%)      5,600,287
                                                          ------       ---------


                                        INTEREST     PAR VALUE          MARKET
ISSUER, DESCRIPTION                       RATE     (000s OMITTED)        VALUE
-------------------                     --------   --------------       ------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.13%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. -  Dated 08-31-98,
   due 09-01-98 (secured by U.S.
   Treasury Bonds, 6.500% thru 8.875%,
   due 08-15-17 thru 11-15-26) -
   Note A ............................    5.80%          $120          $120,000
                                                                    -----------
Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ................                                      813
                                                                    -----------
                TOTAL SHORT-TERM INVESTMENTS           (2.15%)          120,813
                                                      -------       -----------
                           TOTAL INVESTMENTS         (101.69%)        5,721,100
                                                      -------       -----------
           OTHER ASSETS AND LIABILITIES, NET           (1.69%)          (94,803)
                                                      -------       -----------
                            TOTAL NET ASSETS         (100.00%)       $5,626,297
                                                      =======       ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Institutional Series Trust --
                  Independence Diversified Core Equity Fund II

Schedule of Investments
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Diversified Core Equity Fund II on August 31, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                NUMBER OF     MARKET
ISSUER, DESCRIPTION                              SHARES        VALUE
-------------------                             ---------     ------

COMMON STOCKS
Aerospace (2.91%)
  Lockheed Martin Corp. ..................        10,500      $918,094
  Northrop Grumman Corp. .................        16,900     1,071,038
  Precision Castparts Corp. ..............        30,900     1,164,544
  United Technologies Corp. ..............       140,000    10,158,750
                                                           -----------
                                                            13,312,426
                                                           -----------
Automobile/Trucks (2.81%)
  Dana Corp. .............................        26,500     1,038,469
  Ford Motor Co. .........................       156,300     6,877,200
  Lear Corp.* ............................        53,600     2,174,150
  Meritor Automotive, Inc. ...............        48,500       860,875
  Ryder System, Inc. .....................        80,500     1,896,781
                                                           -----------
                                                            12,847,475
                                                           -----------
Banks - United States (8.27%)
  Banc One Corp. .........................        39,500     1,501,000
  BankAmerica Corp. ......................       131,300     8,411,406
  Citicorp ...............................        71,300     7,709,312
  Comerica, Inc. .........................       101,400     5,298,150
  First Union Corp. ......................        31,900     1,547,150
  NationsBank Corp. ......................        32,400     1,846,800
  Norwest Corp. ..........................       160,500     4,774,875
  State Street Corp. .....................        25,300     1,317,181
  Wells Fargo & Co. ......................        19,300     5,440,187
                                                           -----------
                                                            37,846,061
                                                           -----------
Beverages (2.00%)
  PepsiCo, Inc. ..........................       329,900     9,134,106
                                                           -----------
Building (0.67%)
  Masco Corp. ............................       133,600     3,072,800
                                                           -----------
Chemicals (1.86%)
  Air Products & Chemicals, Inc. .........       182,500     5,577,656
  Millennium Chemicals, Inc. .............        67,100     1,451,038
  Solutia, Inc. ..........................        66,100     1,483,119
                                                           -----------
                                                             8,511,813
                                                           -----------
Computers (7.87%)
  Autodesk, Inc. .........................       142,200     3,323,925
  Cadence Design Systems, Inc.* ..........       102,500     2,165,313
  Cisco Systems, Inc.* ...................        33,000     2,701,875
  Computer Associates International, Inc.         80,500     2,173,500
  Dell Computer Corp.* ...................         8,000       800,000
  Hewlett-Packard Co. ....................        61,200     2,972,025
  International Business Machines Corp. ..        42,600     4,797,825
  Microsoft Corp.* .......................       154,900    14,860,719
  Oracle Corp.* ..........................        50,600     1,008,838
  Sun Microsystems, Inc.* ................        30,000     1,188,750
                                                           -----------
                                                            35,992,770
                                                           -----------
Cosmetics & Personal Care (1.42%)
  Avon Products, Inc. ....................        22,800     1,433,550
  Dial Corp. (The) .......................       219,900     4,288,050
  Revlon, Inc. (Class A) * ...............        21,600       778,950
                                                           -----------
                                                             6,500,550
                                                           -----------
Diversified Operations (2.29%)
  National Service Industries, Inc. ......        24,800       923,800
  Textron, Inc. ..........................        59,800     3,752,450
  Tyco International Ltd. ................       104,800     5,816,400
                                                           -----------
                                                            10,492,650
                                                           -----------
Electronics (6.06%)
  Analog Devices, Inc.* ..................        40,800       573,750
  General Electric Co. ...................       192,100    15,368,000
  Honeywell, Inc. ........................        82,900     5,181,250
  Intel Corp. ............................        92,900     6,613,319
                                                           -----------
                                                            27,736,319
                                                           -----------
Finance (3.94%)
  Associates First Capital Corp. (Class A)        57,291     3,387,330
  Fannie Mae .............................       172,500     9,800,156
  Morgan Stanley, Dean Witter,
   Discover & Co. ........................        83,800     4,865,637
                                                           -----------
                                                            18,053,123
                                                           -----------
Food (0.84%)
  Quaker Oats Co. ........................        72,300     3,840,937
                                                           -----------
Funeral Services & Related (0.30%)
  Service Corp. International ............        40,000     1,355,000
                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Institutional Series Trust --
                  Independence Diversified Core Equity Fund II

                                           NUMBER OF     MARKET
ISSUER, DESCRIPTION                         SHARES        VALUE
-------------------                        ---------     ------

Insurance (8.11%)
  Allstate Corp. (The) ..............        64,600    $2,422,500
  American International Group, Inc.         90,600     7,004,513
  Hartford Financial Services
   Group, Inc. (The) ................       180,600     8,081,850
  Hartford Life, Inc. (Class A) .....        10,000       512,500
  Marsh & McLennan Cos., Inc. .......       156,900     7,609,650
  Travelers Group, Inc. .............       181,950     8,074,031
  Travelers Property Casualty Corp. .
   (Class A) ........................       104,000     3,425,500
                                                      -----------
                                                       37,130,544
                                                      -----------
Machinery (0.26%)
  Ingersoll-Rand Co. ................        29,900     1,188,525
                                                      -----------
Media (0.42%)
  Viacom, Inc. (Class B)* ...........        38,600     1,915,525
                                                      -----------
Medical (13.18%)
  Abbott Laboratories ...............       123,000     4,735,500
  Amgen, Inc.* ......................        21,300     1,296,638
  Becton, Dickinson & Co. ...........        56,200     1,872,162
  Bristol-Myers Squibb Co. ..........        77,200     7,555,950
  Cardinal Health, Inc. .............        82,200     7,192,500
  Guidant Corp. .....................        62,000     3,828,500
  Health Management Associates, Inc.
   (Class A)* .......................        77,250     1,395,328
  HEALTHSOUTH Corp.* ................       222,000     4,204,125
  Johnson & Johnson .................         9,300       641,700
  McKesson Corp. ....................        27,200     2,040,000
  Merck & Co., Inc. .................        77,700     9,008,344
  Pfizer, Inc. ......................        57,700     5,366,100
  Schering-Plough Corp. .............        54,400     4,678,400
  Tenet Healthcare Corp.* ...........        28,700       740,819
  United Healthcare Corp. ...........        16,200       585,225
  Warner-Lambert Co. ................        29,900     1,950,975
  Wellpoint Health Networks, Inc.* ..        60,600     3,234,525
                                                      -----------
                                                       60,326,791
                                                      -----------
Office (3.96%)
  Avery Dennison Corp. ..............        39,600     2,126,025
  Pitney Bowes, Inc. ................       137,100     6,803,587
  Xerox Corp. .......................       104,600     9,185,187
                                                      -----------
                                                       18,114,799
                                                      -----------
Oil & Gas (4.31%)
  Baker Hughes, Inc. ................        99,500     1,815,875
  British Petroleum Co. PLC, American
   Depositary Receipts (ADR)
   (United Kingdom) .................        40,500     2,961,563
  Dresser Industries, Inc. ..........        89,800     2,295,513
  Exxon Corp. .......................        39,000     2,552,062
  Halliburton Co. ...................        61,600     1,636,250
  Phillips Petroleum Co. ............        96,100     3,922,081
  Schlumberger, Ltd. ................        22,000       963,875
  Sun Co., Inc. .....................        39,900     1,319,194
  USX - Marathon Group ..............        86,000     2,236,000
                                                      -----------
                                                       19,702,413
                                                      -----------
Paper & Paper Products (0.34%)
  Abitibi-Consolidated, Inc. (Canada)        57,000       441,750
  Fort James Corp. ..................        37,900     1,103,838
                                                      -----------
                                                        1,545,588
                                                      -----------
Retail (4.28%)
  Albertson's, Inc. .................        12,000       606,750
  Home Depot, Inc. (The) ............       256,200     9,863,700
  Lowe's Cos., Inc. .................       115,600     4,053,225
  TJX Cos., Inc. ....................       109,600     2,445,450
  Wal-Mart Stores, Inc. .............        44,400     2,608,500
                                                      -----------
                                                       19,577,625
                                                      -----------
Rubber - Tires & Misc (0.37%)
  Goodyear Tire & Rubber Co. (The) ..        34,300     1,680,700
                                                      -----------
Soap & Cleaning Preparations (2.63%)
  Procter & Gamble Co. (The) ........       157,600    12,056,400
                                                      -----------
Telecommunications (5.56%)
  AT&T Corp. ........................       131,400     6,586,425
  Bell Atlantic Corp. ...............       189,500     8,361,687
  Lucent Technologies, Inc. .........       121,700     8,625,487
  Tellabs, Inc.* ....................        10,900       460,525
  U S WEST, Inc. ....................        26,700     1,388,400
                                                      -----------
                                                       25,422,524
                                                      -----------
Textile (1.00%)
  Liz Claiborne, Inc. ...............        38,000     1,083,000
  Tommy Hilfiger Corp.* .............        44,600     2,085,050
  Warnaco Group, Inc. (The) (Class A)        51,500     1,403,375
                                                      -----------
                                                        4,571,425
                                                      -----------
Tobacco (2.35%)
  Philip Morris Cos., Inc. ..........       169,200     7,032,375
  UST, Inc. .........................       142,100     3,712,362
                                                      -----------
                                                       10,744,737
                                                      -----------
Transportation (3.52%)
  AMR Corp.* ........................        32,600     1,776,700
  Burlington Northern Santa Fe Corp.         45,400     4,225,038

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Institutional Series Trust --
                  Independence Diversified Core Equity Fund II

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES           VALUE
-------------------                                    ---------        ------

Transportation (continued)
  Delta Air Lines, Inc. ........................          21,600      $2,203,200
  Norfolk Southern Corp. .......................          35,100         989,381
  Northwest Airlines Corp. .....................          42,000       1,168,125
  Southwest Airlines Co. .......................         196,200       3,494,813
  UAL Corp.* ...................................          22,300       1,344,969
  US Airways Group, Inc.* ......................          15,200         885,400
                                                                     -----------
                                                                      16,087,626
                                                                     -----------
Utilities (7.43%)
  Ameritech Corp. ..............................         159,800       7,530,575
  BellSouth Corp. ..............................          35,800       2,454,537
  Consolidated Natural Gas Co. .................          21,200         928,825
  El Paso Energy Corp. .........................          30,200         749,338
  Florida Progress Corp. .......................          93,300       3,936,094
  FPL Group, Inc. ..............................          64,800       4,313,250
  GTE Corp. ....................................         135,200       6,760,000
  Houston Industries, Inc. .....................          51,900       1,495,369
  Montana Power Co. ............................          54,600       2,129,400
  New Century Energies, Inc. ...................          80,000       3,690,000
                                                                     -----------
                                                                      33,987,388
                                                                     -----------
Waste Disposal Service & Equip. (0.70%)
  Waste Management, Inc.* ......................          72,600       3,203,475
                                                                     -----------
                             TOTAL COMMON STOCKS
                             (Cost $424,751,105)         (99.66%)    455,952,115
                                                          ------     -----------

                                               INTEREST    PAR VALUE     MARKET
ISSUER, DESCRIPTION                              RATE    (000s OMITTED)   VALUE
-------------------                            --------  --------------  ------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.77%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Warburg, Inc. - Dated 08-31-98,
   due 09-01-98 (secured by U.S.
   Treasury Bonds, 6.500% thru 8.875%,
   due 08-15-17 thru 11-15-26) -
   Note A ..................................     5.80%      $8,091   $8,091,000
                                                                   ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ......................                                596
                                                                   ------------
                TOTAL SHORT-TERM INVESTMENTS         (1.77%)          8,091,596
                                                    -------        ------------
                           TOTAL INVESTMENTS       (101.43%)        464,043,711
                                                    -------        ------------
           OTHER ASSETS AND LIABILITIES, NET         (1.43%)         (6,521,435)
                                                    -------        ------------
                            TOTAL NET ASSETS       (100.00%)       $457,522,276
                                                    =======        ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

Schedule of Investments
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Growth Fund on August 31, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                NUMBER OF   MARKET
ISSUER, DESCRIPTION                              SHARES      VALUE
-------------------                             ---------   ------

COMMON STOCKS
Advertising (0.72%)
  Omnicom Group, Inc. .......................        800    $38,100
                                                           --------
Aerospace (1.64%)
  Northrop Grumman Corp. ....................        100      6,338
  United Technologies Corp. .................      1,100     79,819
                                                           --------
                                                             86,157
                                                           --------
Automobile/Trucks (0.98%)
  Ford Motor Co. ............................        900     39,600
  Lear Corp.* ...............................        300     12,169
                                                           --------
                                                             51,769
                                                           --------
Banks - United States (1.55%)
  BankAmerica Corp. .........................        200     12,813
  Comerica, Inc. ............................        800     41,800
  Norwest Corp. .............................        900     26,775
                                                           --------
                                                             81,388
                                                           --------
Beverages (2.68%)
  PepsiCo, Inc. .............................      5,100    141,206
                                                           --------
Building (0.40%)
  Centex Corp. ..............................        200      7,075
  Clayton Homes, Inc. .......................        900     13,894
                                                           --------
                                                             20,969
                                                           --------
Chemicals (1.00%)
  Air Products & Chemicals, Inc. ............      1,000     30,562
  Millennium Chemicals, Inc. ................        500     10,813
  Solutia, Inc. .............................        500     11,219
                                                           --------
                                                             52,594
                                                           --------
Computers (10.02%)
  Autodesk, Inc. ............................      1,100     25,712
  Cadence Design Systems, Inc.* .............      1,000     21,125
  Cisco Systems, Inc.* ......................        900     73,687
  Computer Associates International, Inc. ...      1,500     40,500
  Dell Computer Corp.* ......................        400     40,000
  Hewlett-Packard Co. .......................      1,000     48,562
  IMS Health, Inc. ..........................        300     16,500
  Microsoft Corp.* ..........................      2,100    201,469
  Oracle Corp.* .............................      1,100     21,931
  Stratus Computer, Inc.* ...................        400     10,050
  Sun Microsystems, Inc.* ...................        700     27,738
                                                           --------
                                                            527,274
                                                           --------
Cosmetics & Personal Care (2.05%)
  Avon Products, Inc. .......................      1,200     75,450
  Dial Corp. (The) ..........................      1,300     25,350
  Revlon, Inc. (Class A) * ..................        200      7,213
                                                           --------
                                                            108,013
                                                           --------
Diversified Operations (2.07%)
  Textron, Inc. .............................        500     31,375
  Tyco International Ltd. ...................      1,400     77,700
                                                           --------
                                                            109,075
                                                           --------
Electronics (8.34%)
  Analog Devices, Inc.* .....................        600      8,438
  General Electric Co. ......................      2,900    232,000
  Intel Corp. ...............................      2,400    170,850
  Teradyne, Inc.* ...........................      1,600     27,800
                                                           --------
                                                            439,088
                                                           --------
Finance (3.65%)
  Associates First Capital Corp. (Class A) ..        500     29,562
  Fannie Mae ................................      1,900    107,944
  MBNA Corp. ................................      1,100     25,850
  Morgan Stanley, Dean Witter, Discover & Co.        500     29,031
                                                           --------
                                                            192,387
                                                           --------
Food (1.99%)
  Flowers Industries, Inc. ..................      2,600     46,312
  Heinz (H.J.) Co. ..........................        300     15,994
  Quaker Oats Co. ...........................        800     42,500
                                                           --------
                                                            104,806
                                                           --------
Funeral Services & Related (0.58%)
  Service Corp. International ...............        900     30,487
                                                           --------
Insurance (4.92%)
  Allstate Corp. (The) ......................        600     22,500
  American International Group, Inc. ........      1,050     81,178
  Equitable Cos., Inc. (The) ................        300     17,156

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

                                                    NUMBER OF    MARKET
ISSUER, DESCRIPTION                                  SHARES       VALUE
-------------------                                 ---------    ------

Insurance (continued)
  EXEL Ltd. (Class A) (Bermuda) ...............          102       $6,825
  Marsh & McLennan Cos., Inc. .................        1,200       58,200
  PartnerRe Ltd. (Bermuda) ....................          500       20,125
  Travelers Group, Inc. .......................        1,200       53,250
                                                               ----------
                                                                  259,234
                                                               ----------
Leisure (0.55%)
  Mattel, Inc. ................................          900       29,138
                                                               ----------
Media (1.04%)
  Viacom, Inc. (Class B)* .....................        1,100       54,587
                                                               ----------
Medical (20.55%)
  Abbott Laboratories .........................        2,800      107,800
  Allegiance Corp. ............................          600       16,950
  Becton, Dickinson & Co. .....................          600       19,988
  Bristol-Myers Squibb Co. ....................          700       68,512
  Cardinal Health, Inc. .......................        1,400      122,500
  Chiron Corp. * ..............................        1,400       20,125
  Guidant Corp. ...............................        1,300       80,275
  Health Management Associates, Inc. (Class A)*        1,500       27,094
  HEALTHSOUTH Corp.* ..........................        2,800       53,025
  Lilly (Eli) & Co. ...........................          900       58,950
  Lincare Holdings, Inc.* .....................          400       13,575
  McKesson Corp. ..............................          400       30,000
  Merck & Co., Inc. ...........................          900      104,344
  Mylan Laboratories, Inc. ....................          800       18,300
  Pfizer, Inc. ................................        1,300      120,900
  Schering-Plough Corp. .......................        1,200      103,200
  Tenet Healthcare Corp.* .....................          600       15,488
  United Healthcare Corp. .....................          800       28,900
  Warner-Lambert Co. ..........................        1,100       71,775
                                                               ----------
                                                                1,081,701
                                                               ----------
Office (3.47%)
  Pitney Bowes, Inc. ..........................        1,200       59,550
  Xerox Corp. .................................        1,400      122,937
                                                               ----------
                                                                  182,487
                                                               ----------
Oil & Gas (1.35%)
  Cooper Cameron Corp.* .......................          300        6,375
  Dresser Industries, Inc. ....................        1,500       38,344
  Halliburton Co. .............................        1,000       26,563
                                                               ----------
                                                                   71,282
                                                               ----------
Paper & Paper Products (0.59%)
  Fort James Corp. ............................          600       17,475
  Stone Container Corp. * .....................        1,300       13,569
                                                               ----------
                                                                   31,044
                                                               ----------
Retail (7.43%)
  Albertson's, Inc. ...........................          500       25,281
  Costco Cos., Inc.* ..........................          400       18,825
  Dayton Hudson Corp. .........................        1,100       39,600
  Home Depot, Inc. (The) ......................        4,400      169,400
  Lowe's Cos., Inc. ...........................        1,800       63,112
  Staples, Inc.* ..............................        1,600       43,400
  TJX Cos., Inc. (The) ........................        1,400       31,237
                                                               ----------
                                                                  390,855
                                                               ----------
Soap & Cleaning Preparations (3.49%)
  Procter & Gamble Co. (The) ..................        2,400      183,600
                                                               ----------
Telecommunications (6.39%)
  AT&T Corp. ..................................          600       30,075
  Lucent Technologies, Inc. ...................        2,800      198,450
  Northern Telecom Ltd. (Canada) ..............        1,100       52,525
  Scientific-Atlanta, Inc. ....................        2,400       42,450
  Tellabs, Inc.* ..............................          300       12,675
                                                               ----------
                                                                  336,175
                                                               ----------
Textile (1.62%)
  Jones Apparel Group, Inc.* ..................        1,100       21,313
  Liz Claiborne, Inc. .........................          600       17,100
  Tommy Hilfiger Corp.* .......................        1,000       46,750
                                                               ----------
                                                                   85,163
                                                               ----------
Tobacco (2.59%)
  Philip Morris Cos., Inc. ....................        2,600      108,062
  Universal Corp. .............................          900       28,350
                                                               ----------
                                                                  136,412
                                                               ----------
Transportation (4.22%)
  Alaska Air Group, Inc.* .....................          300       11,681
  AMR Corp.* ..................................          500       27,250
  Burlington Northern Santa Fe Corp. ..........          400       37,225
  Delta Air Lines, Inc. .......................          100       10,200
  Kansas City Southern Industries, Inc. .......          500       16,438
  Northwest Airlines Corp. * ..................        1,000       27,812
  Southwest Airlines Co. ......................        1,200       21,375
  US Airways Group, Inc.* .....................        1,200       69,900
                                                               ----------
                                                                  221,881
                                                               ----------
Utilities (1.42%)
  GTE Corp. ...................................        1,500       75,000
                                                               ----------
Waste Disposal Service & Equipment (1.17%)
  Waste Management, Inc.* .....................        1,400       61,775
                                                               ----------
                            TOTAL COMMON STOCKS
                              (Cost $5,132,023)      (98.47%)   5,183,647
                                                      ------   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

                                             INTEREST    PAR VALUE      MARKET
ISSUER, DESCRIPTION                            RATE    (000s OMITTED)    VALUE
-------------------                          --------  --------------   ------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreetment (1.67%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 08-31-98
   due 09-01-98 (secured by U.S.
   Treasury Bonds, 6.500% thru
   8.875%, due 08-15-17 thru
   11-15-26) - Note A ...................      5.80%         $88        $88,000
                                                                     ----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ...................                                   283
                                                                     ----------
             TOTAL SHORT-TERM INVESTMENTS          (1.68%)               88,283
                                                  -------            ----------
                        TOTAL INVESTMENTS        (100.15%)            5,271,930
                                                  -------            ----------
        OTHER ASSETS AND LIABILITIES, NET          (0.15%)               (7,753)
                                                  -------            ----------
                         TOTAL NET ASSETS        (100.00%)           $5,264,177
                                                  =======            ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Institutional Series Trust --
                    Independence Medium Capitalization Fund

Schedule of Investments
August 31, 1998 (Unaudited)
 ................................................................................

The Schedule of Investments is a complete list of all securities owned by the Independence Medium Capitalization Fund on August 31, 1998. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----

COMMON STOCKS
Advertising (1.21%)
  Omnicom Group, Inc. ..........................          1,700          $80,962
  WPP Group PLC, American Depositary
   Receipts (ADR) (United Kingdom) .............            500           27,188
                                                                      ----------
                                                                         108,150
                                                                      ----------
Aerospace (2.94%)
  Goodrich (B.F.) Co. (The) ....................          1,100           29,769
  Northrop Grumman Corp. .......................            900           57,037
  Precision Castparts Corp. ....................          1,200           45,225
  United Technologies Corp. ....................          1,800          130,612
                                                                      ----------
                                                                         262,643
                                                                      ----------
Automobile/Trucks (2.74%)
  Borg-Warner Automotive, Inc. .................            700           28,350
  Dana Corp. ...................................          1,300           50,944
  Lear Corp.* ..................................          1,400           56,787
  Meritor Automotive, Inc. .....................          2,100           37,275
  Ryder System, Inc. ...........................          2,400           56,550
  Superior Industries International, Inc. ......            700           14,569
                                                                      ----------
                                                                         244,475
                                                                      ----------
Banks - United States (6.84%)
  Bankers Trust New York Corp. .................          1,700          126,331
  Comerica, Inc. ...............................          3,000          156,750
  Fifth Third Bancorp ..........................          2,100          111,694
  Northern Trust Corp. .........................          1,200           66,900
  State Street Corp. ...........................          1,500           78,094
  U.S. Bancorp .................................          2,100           71,662
                                                                      ----------
                                                                         611,431
                                                                      ----------
Building (1.85%)
  Centex Corp. .................................          1,200           42,450
  Clayton Homes, Inc. ..........................          2,400           37,050
  Masco Corp. ..................................          2,800           64,400
  Oakwood Homes Corp. ..........................          1,500           21,375
                                                                      ----------
                                                                         165,275
                                                                      ----------
Chemicals (3.10%)
  Air Products & Chemicals, Inc. ...............          4,600          140,587
  Lyondell Chemical Co. ........................          1,800           38,813
  Millennium Chemicals, Inc. ...................          1,100           23,788
  Morton International, Inc. ...................          1,600           35,600
  Solutia, Inc. ................................          1,700           38,144
                                                                      ----------
                                                                         276,932
                                                                      ----------
Computers (2.97%)
  Autodesk, Inc. ...............................          3,200           74,800
  Cadence Design Systems, Inc.* ................          2,500           52,812
  Edwards (J.D.) & Co.* ........................            800           32,400
  First Data Corp. .............................          4,000           82,750
  PeopleSoft, Inc.* ............................            800           22,500
                                                                      ----------
                                                                         265,262
                                                                      ----------
Cosmetics & Personal Care (1.16%)
  Avon Products, Inc. ..........................            800           50,300
  Dial Corp. (The) .............................          2,000           39,000
  Revlon, Inc. (Class A) * .....................            400           14,425
                                                                      ----------
                                                                         103,725
                                                                      ----------
Diversified Operations (2.78%)
  Canadian Pacific, Ltd. (Canada)  .............          4,000           75,750
  National Service Industries, Inc. ............            500           18,625
  Ogden Corp. ..................................          2,700           62,269
  Textron, Inc. ................................          1,100           69,025
  Viad Corp. ...................................          1,100           22,825
                                                                      ----------
                                                                         248,494
                                                                      ----------
Electronics (2.14%)
  Analog Devices, Inc.* ........................          3,500           49,219
  Honeywell, Inc. ..............................            600           37,500
  Parker- Hannifin Corp. .......................          2,300           66,700
  Thomas & Betts Corp. .........................          1,100           37,469
                                                                      ----------
                                                                         190,888
                                                                      ----------
Finance (1.62%)
  Associates First Capital Corp. (Class A) .....            900           53,212
  Household International, Inc. ................            900           33,244
  Morgan Stanley, Dean Witter,
   Discover & Co. ..............................          1,000           58,062
                                                                      ----------
                                                                         144,518
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Institutional Series Trust --
                    Independence Medium Capitalization Fund

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----

Food (2.17%)
  Flowers Industries, Inc. .....................          2,100          $37,406
  General Mills, Inc. ..........................            900           58,894
  Quaker Oats Co. ..............................          1,200           63,750
  Universal Foods Corp. ........................          1,600           33,800
                                                                      ----------
                                                                         193,850
                                                                      ----------
Funeral Services & Related (1.10%)
  Service Corp. International ..................          2,900           98,237
                                                                      ----------

Household (0.49%)
  Premark International, Inc. ..................            800           21,150
  Rubbermaid, Inc. .............................            900           22,894
                                                                      ----------
                                                                          44,044
                                                                      ----------
Insurance (11.61%)
  Chubb Corp. (The) ............................            400           25,000
  CIGNA Corp. ..................................          2,200          128,012
  Equitable Cos., Inc. (The) ...................          2,400          137,250
  EXEL Ltd. (Class A) (Bermuda) ................          1,022           68,249
  Hartford Financial Services Group, Inc. (The).          3,400          152,150
  Hartford Life, Inc. (Class A) ................          1,300           66,625
  Lincoln National Corp. .......................            800           68,800
  Marsh & McLennan Cos., Inc. ..................          3,000          145,500
  PartnerRe Ltd. (Bermuda) .....................            900           36,225
  Travelers Group, Inc. ........................          2,200           97,625
  Travelers Property Casualty Corp. (Class A) ..          3,400          111,987
                                                                      ----------
                                                                       1,037,423
                                                                      ----------
Leisure (0.80%)
  Mattel, Inc. .................................          2,200           71,225
                                                                      ----------

Machinery (1.05%)
  Deere & Co. ..................................            800           26,350
  Ingersoll-Rand Co. ...........................          1,700           67,575
                                                                      ----------
                                                                          93,925
                                                                      ----------
Media (0.81%)
  Knight-Ridder, Inc. ..........................            800           38,100
  Viacom, Inc. (Class B)* ......................            700           34,738
                                                                      ----------
                                                                          72,838
                                                                      ----------
Medical (8.68%)
  Allegiance Corp. .............................          1,800           50,850
  Becton, Dickinson & Co. ......................          1,200           39,975
  Cardinal Health, Inc. ........................          1,300          113,750
  Chiron Corp. * ...............................          1,500           21,563
  Guidant Corp. ................................          1,600           98,800
  Health Management Associates,
   Inc. (Class A)* .............................          2,250           40,641
  HEALTHSOUTH Corp.* ...........................          5,000           94,687
  Lincare Holdings, Inc.* ......................          1,000          $33,938
  McKesson Corp. ...............................            600           45,000
  Mylan Laboratories, Inc. .....................          1,600           36,600
  Sepracor, Inc. * .............................            600           28,575
  Tenet Healthcare Corp.* ......................          1,900           49,044
  United Healthcare Corp. ......................          1,500           54,187
  Universal Health Services, Inc. (Class B)* ...            500           19,375
  Wellpoint Health Networks, Inc.* .............            900           48,037
                                                                      ----------
                                                                         775,022
                                                                      ----------
Office (4.20%)
  Avery Dennison Corp. .........................          1,900          102,006
  Pitney Bowes, Inc. ...........................          2,600          129,025
  Reynolds & Reynolds Co. (The) (Class A) ......          3,800           47,975
  Xerox Corp. ..................................          1,100           96,594
                                                                      ----------
                                                                         375,600
                                                                      ----------
Oil & Gas (4.19%)
  Anadarko Petroleum Corp. .....................          1,600           46,000
  Baker Hughes, Inc. ...........................          3,800           69,350
  Dresser Industries, Inc. .....................          3,000           76,687
  Halliburton Co. ..............................          1,200           31,875
  Phillips Petroleum Co. .......................          2,300           93,869
  Sun Co., Inc. ................................          1,700           56,206
                                                                      ----------
                                                                         373,987
                                                                      ----------
Paper & Paper Products (0.72%)
  Fort James Corp. .............................          2,200           64,075
                                                                      ----------

Pollution Control (0.47%)
  Browning-Ferris Industries, Inc. .............          1,300           42,250
                                                                      ----------

Real Estate Operations (0.53%)
  Webb (Del E.) Corp. ..........................          2,400           47,250
                                                                      ----------

Retail (6.29%)
  Albertson's, Inc. ............................          1,600           80,900
  Costco Cos., Inc.* ...........................            600           28,238
  Dayton Hudson Corp. ..........................          1,000           36,000
  Federated Department Stores, Inc. * ..........            800           34,850
  Home Depot, Inc. (The) .......................          2,100           80,850
  Lowe's Cos., Inc. ............................          3,900          136,744
  Staples, Inc.* ...............................          2,200           59,675
  SYSCO Corp. ..................................          1,200           24,225
  TJX Cos., Inc. ...............................          3,600           80,325
                                                                      ----------
                                                                         561,807
                                                                      ----------
Rubber - Tires & Misc (0.55%)
  Goodyear Tire & Rubber Co. (The) .............          1,000           49,000
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Institutional Series Trust --
                    Independence Medium Capitalization Fund

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                      ------          -----

Telecommunications (1.66%)
  Harris Corp. .................................            800          $25,500
  Lucent Technologies, Inc. ....................            712           50,463
  Northern Telecom, Ltd. (Canada)  .............          1,100           52,525
  Scientific-Atlanta, Inc. .....................          1,100           19,456
                                                                      ----------
                                                                         147,944
                                                                      ----------
Textile (2.81%)
  Burlington Industries, Inc.* .................          1,500           14,250
  Jones Apparel Group, Inc.* ...................          2,000           38,750
  Liz Claiborne, Inc. ..........................          1,400           39,900
  Tommy Hilfiger Corp.* ........................          1,300           60,775
  Unifi, Inc. ..................................            900           20,025
  VF Corp. .....................................            900           34,087
  Warnaco Group, Inc. (The) (Class A) ..........          1,600           43,600
                                                                      ----------
                                                                         251,387
                                                                      ----------
Tobacco (0.90%)
  Universal Corp. ..............................          1,300           40,950
  UST, Inc. ....................................          1,500           39,188
                                                                      ----------
                                                                          80,138
                                                                      ----------
Transportation (6.19%)
  Alaska Air Group, Inc.* ......................            600           23,363
  AMR Corp.* ...................................          1,400           76,300
  CSX Corp. ....................................          1,500           56,625
  Delta Air Lines, Inc. ........................            800           81,600
  Kansas City Southern Industries, Inc. ........          1,300           42,738
  Norfolk Southern Corp. .......................            900           25,369
  Northwest Airlines Corp. (Class A) ...........          1,500           41,719
  Southwest Airlines Co. .......................          3,825           68,133
  Trinity Industries, Inc. .....................            800           24,200
  UAL Corp.* ...................................          1,000           60,312
  US Airways Group, Inc.* ......................            900           52,425
                                                                      ----------
                                                                         552,784
                                                                      ----------
Utilities (10.69%)
  Baltimore Gas & Electric Co. .................          1,700           52,381
  CMS Energy Corp. .............................          1,100           46,544
  Consolidated Natural Gas Co. .................          1,200           52,575
  Dominion Resources, Inc. .....................          1,800           75,037
  El Paso Energy Corp. .........................          1,500           37,219
  Florida Progress Corp. .......................          4,700          198,281
  FPL Group, Inc. ..............................          3,100          206,344
  Hawaiian Electric Industries, Inc. ...........            800           30,050
  Houston Industries, Inc. .....................            400           11,525
  Montana Power Co. ............................          3,500          136,500
  New Century Energies, Inc. ...................          1,600           73,800
  Pinnacle West Capital Corp. ..................            800           34,550
                                                                      ----------
                                                                         954,806
                                                                      ----------
Waste Disposal Service & Equipment (2.32%)
  Allied Waste Industries, Inc.* ...............          2,100          $39,900
  Waste Management, Inc.* ......................          3,800          167,675
                                                                      ----------
                                                                         207,575
                                                                      ----------
              TOTAL COMMON STOCK
               (Cost $8,720,683) ...............         (97.58%)      8,716,960
                                                     ----------       ----------

                                               INTEREST    PAR VALUE
                                                 RATE    (000s OMITTED)
                                                 ----    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.18%)
  Investment in a joint repurchase
    agreement transaction with SBC
    Warburg, Inc. - Dated 08-31-98,
    due 09-01-98 (secured by U.S.
    Treasury Bonds, 6.500% thru
    8.875%, due 08-15-17 thru
    11-15-26) - Note A.......................... 5.80%        $195       195,000
                                                                      ----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.95%..........................                             987
                                                                      ----------
     TOTAL SHORT-TERM INVESTMENTS ..............          (2.19%)        195,987
                                                     ----------       ----------
                TOTAL INVESTMENTS ..............         (99.77%)      8,912,947
                                                     ----------       ----------
OTHER ASSETS AND LIABILITIES, NET ..............          (0.23%)         20,218
                                                     ----------       ----------
                 TOTAL NET ASSETS ..............        (100.00%)     $8,933,165
                                                     ==========       ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Value Fund ("Independence Value Fund"), John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II"), John Hancock Independence Growth Fund ("Independence Growth Fund") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund") (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of twelve series portfolios: the Funds, John Hancock Active Bond Fund, John Hancock Global Bond Fund, John Hancock Dividend Performers Fund, John Hancock Multi-Sector Growth Fund, John Hancock Small Capitalization Growth Fund, John Hancock Small Capitalization Value Fund and John Hancock International Equity Fund. The other seven series of the Trust are reported in separate financial statements. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above average total return consisting of capital appreciation and income. The investment objective of Independence Growth Fund, Independence Medium Capitalization Fund and Independence Value Fund is to seek above average total return. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

   Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Funds record all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Funds.

   In the event that any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization expense in the same proportion as the number of the initial shares redeemed bears to the number of the initial shares outstanding at the time of such redemption.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Funds to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $1 billion, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Funds had no borrowing activity for the period ended August 31, 1998.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Funds pay a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

        FUND                      RATE
        ----                      ----

Independence             0.70% of average daily net assets up to $500 million
Balanced Fund            0.65% of such assets in excess of $500 million

Independence             0.80% of average daily net assets up to $500 million
  Value Fund             0.75% of such assets in excess of $500 million

Independence             0.50% of average daily net assets
  Diversified
  Core Equity Fund II

Independence             0.80% of average daily net assets up to $500 million
  Growth Fund            0.75% of such assets in excess of $500 million

Independence Medium      0.80% of average daily net assets up to $500 million
  Capitalization Fund    0.75% of such assets in excess of $500 million

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

   The Adviser is responsible for managing the Funds' investment business affairs and overseeing the investment activities of Independence Investment Associates, Inc. (the "Sub-Adviser"). The Adviser has a sub-investment management contract with the Sub-Adviser, under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Funds with investment services and advice with respect to investment transactions. The Adviser pays the Sub-Adviser a portion of its advisory fee quarterly from each Fund as follows:

Independence                60% of the advisory fee payable on the Fund's
 Balanced Fund              average daily net assets

Independence                55% of the advisory fee payable on the Fund's
 Value Fund                 average daily net assets

Independence                80% of the advisory fee payable on the Fund's
 Diversified                average daily net assets
 Core Equity Fund II

Independence                55% of the advisory fee payable on the Fund's
 Growth Fund                average daily net assets

Independence Medium         55% of the advisory fee payable on the Fund's
 Capitalization Fund        average daily net assets

   Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice on Independence Value Fund, Independence Growth Fund and Independence Medium Capitalization Fund.

   The Adviser has agreed to limit the Funds' expenses further to the extent required to prevent expenses from exceeding: 0.90% of Independence Balanced Fund's average daily net assets, 0.95% of Independence Value Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets, 0.95% of Independence Growth Fund's average daily net assets and 1.00% of Independence Medium Capitalization Fund's average daily net assets. Accordingly, for the period ended August 31, 1998, the reduction in the Funds' expenses collectively with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $9,905 for Independence Balanced Fund, $29,212 for Independence Value Fund, none for Independence Diversified Core Equity Fund II, $28,971 for Independence Growth Fund and $27,691 for Independence Medium Capitalization Fund. The Adviser reserves the right to terminate this limitation in the future.

   The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1998, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

   The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company. The Funds pay Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value, plus certain out-of-pocket expenses.

   The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Funds.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liabilities for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1998 the Funds' investment to cover the deferred compensation had unrealized appreciation of $20 for the Independence Balanced Fund,

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Institutional Series Trust

$2 for the Independence Value Fund, $664 for the Independence Diversified Core Equity Fund II, $2 for the Independence Growth Fund and $14 for the Independence Medium Capitalization Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the period ended August 31, 1998 were as follows:

                                                   PURCHASES           PROCEEDS
                                                   ---------           --------
Independence Balanced Fund
  U.S. Government Securities .............        $23,897,679        $29,171,179
  Other Investments ......................         11,156,961         11,369,125
Independence Value Fund ..................          2,947,916          4,471,471
Independence Diversified Core
  Equity Fund II .........................        125,637,389        181,459,861
Independence Growth Fund .................          2,446,255          1,272,572
Independence Medium
  Capitalization Fund ....................          3,778,286          3,063,241

   At August 31, 1998, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                          NET UNREALIZED
                     AGGREGATE     GROSS UNREALIZED    GROSS UNREALIZED    APPRECIATION/
                        COST         APPRECIATION        DEPRECIATION     (DEPRECIATION)
                        ----         ------------        ------------     --------------
Independence
  Balanced
  Fund ...........  $71,370,240       $3,911,695         ($5,561,962)      ($1,650,267)
Independence
  Value Fund .....    5,936,435          416,309            (632,457)         (216,148)
Independence
  Diversified
  Core Equity
  Fund II ........  432,853,192       74,327,223         (43,137,300)       31,189,923
Independence
  Growth
  Fund ...........    5,220,023          562,525            (510,901)           51,624
Independence
  Medium
  Capitalization
  Fund ...........    8,915,683        1,155,007          (1,158,730)           (3,723)

======================================NOTES=====================================

                 John Hancock Funds - Institutional Series Trust

======================================NOTES=====================================

                 John Hancock Funds - Institutional Series Trust

======================================NOTES=====================================

                 John Hancock Funds - Institutional Series Trust

================================================================================

                                                                   -------------
[LOGO] JOHN HANCOCK FUNDS                                            Bulk Rate
       A Global Investment Management Firm                          U.S. Postage
                                                                       PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                 Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
       INTERNET: www.jhancock.com/funds                            -------------




--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                              KI0SA 8/98
                                                                           10/98

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                  Institutional
                                  Series Trust

                                Active Bond Fund
                                Global Bond Fund
                            Dividend Performers Fund
                            Multi-Sector Growth Fund
                        Small Capitalization Growth Fund
                         Small Capitalization Value Fund
                            International Equity Fund

                                 AUGUST 31, 1998


                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

================================Table of Contents===============================

                 John Hancock Funds - Institutional Series Trust

                                                                            Page

1) Chairman's Message...................................................       3

2) Portfolio Manager Commentary

     This commentary reflects the views of the portfolio manager or portfolio management team through the end of the Fund's period discussed in this report. Of course, the manager's or team's views are subject to change as market and other conditions warrant.

     John Hancock Active Bond Fund......................................       4
     John Hancock Global Bond Fund......................................       7
     John Hancock Dividend Performers Fund .............................      10
     John Hancock Multi-Sector Growth Fund..............................      13
     John Hancock Small Capitalization Growth Fund......................      16
     John Hancock Small Capitalization Value Fund.......................      19
     John Hancock International Equity Fund.............................      22

3) Financial Statements.................................................      25

4) Notes To Financial Statements........................................      64

                    -----------------------------------------
                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                          * Members of Audit Committee

                                    OFFICERS
                            EDWARD J. BOUDREAU, JR.,
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                               ROBERT G. FREEDMAN,
                                VICE CHAIRMAN AND
                            CHIEF INVESTMENT OFFICER
                                ANNE C. HODSDON,
                      PRESIDENT AND CHIEF OPERATING OFFICER
                                JAMES B. LITTLE,
                            SENIOR VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                                SUSAN S. NEWTON,
                          VICE PRESIDENT AND SECRETARY
                               JAMES J. STOKOWSKI,
                          VICE PRESIDENT AND TREASURER
                               THOMAS H. CONNORS,
                   VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER

                                   CUSTODIANS
                                GLOBAL BOND FUND
                            INTERNATIONAL EQUITY FUND
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                                BOSTON, MA 02110
                                ACTIVE BOND FUND
                            DIVIDEND PERFORMERS FUND
                            MULTI-SECTOR GROWTH FUND
                        SMALL CAPITALIZATION GROWTH FUND
                         SMALL CAPITALIZATION VALUE FUND
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                          1 JOHN HANCOCK WAY SUITE 1000
                              BOSTON, MA 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                             SUB-INVESTMENT ADVISER
                            DIVIDEND PERFORMERS FUND
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              1235 WESTLAKES DRIVE
                                BERWYN, PA 19312
                            INTERNATIONAL EQUITY FUND
                    JOHN HANCOCK ADVISERS INTERNATIONAL LTD.
                             DUKES COURT, 6TH FLOOR
                          32-36 DUKE STREET ST. JAMES'S
                            LONDON, ENGLAND SWIY 6DF

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                              BOSTON, MA 02109-1803
                    -----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. Recently, the market has given us a stark example of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.] ]

   For the record-breaking number of investors who have entered the market for the first time since 1990, it was their worst taste of stock market reality. We are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

   Analysts are still pondering whether the global turmoil and the prospects for slower U.S. economic and corporate earnings growth are signs that the long bull market has finally run its course. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and higher-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, Jr., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                Active Bond Fund

                     Overseas uncertainty boosts Treasuries,
                             rocks other bond issues

"...we continued to upgrade the credit quality of the portfolio..."

U.S. Treasury bonds staged a sharp rally during the last six months, while other parts of the bond market fared less well in reaction to the deepening political and economic turmoil in Asia and emerging markets. As fears grew about the impact this growing global crisis would have on U.S. growth and corporate profits, investors fled to the safety of U.S. Treasury bonds. The move was most apparent at the end of August, when chaos in Russia caused stock markets worldwide to plummet and sent investors heading for safety. As a result, the price of the bellwether 30-year Treasury bond rose and its yield, which moves in the opposite direction of prices, fell to 5.25% by the end of August, the lowest level for long-term rates in 30 years.

   On the other hand, U.S. investment-grade and high-yield corporate bonds suffered bouts of price weakness as a result of the global uncertainty. Investors feared that Asia's woes would eventually affect corporate earnings and credit quality at home. Heavy new issuance in the high-yield sector amid lackluster demand placed further downward pressure on this group.
Emerging-market debt around the world took the brunt of the volatility, falling in response to each new wave of concern.

Performance and strategy review

In this volatile environment, John Hancock Active Bond Fund produced solid results. For the six months ended August 31, 1998, the Fund posted a total return of 4.45% at net asset value. That performance was slightly ahead of the average corporate debt A-rated fund's 3.95% return, according to Lipper Analytical Services, Inc. For another comparison, the Lehman Brothers Government/Corporate Bond Index returned 5.03% in the same period. Historical performance information can be found on page six.

   During the period, we continued to upgrade the credit quality of the portfolio in response to

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom of page of John Hancock Active Bond Fund management team. Caption below reads "Fund management team members (l - r): Ben Matthews, Lee Crockett, Jim Ho, Tony Goodchild and Beverly Cleathero."]
--------------------------------------------------------------------------------

================================================================================

                          JOHN HANCOCK ACTIVE BOND FUND


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1998". The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 4.45% total return for John Hancock Active Bond Fund . The second bar represents the 3.95% total return for Average corporate debt A-rated fund and the third bar represents 5.03% total return for Lehman Brothers Government/Corporate Bond Index. A note below the chart reads "The Total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

the market upheaval. We did this by almost eliminating any exposure to foreign low-quality markets, avoiding Asia altogether and slightly reducing our stake in U.S. high-yield bonds. We also underemphasized capital goods and cyclical credits, maintaining very little exposure to paper, steel, oil and gas companies. Instead, we kept our focus on corporate bonds in industry sectors that stand to perform well regardless of economic swings, including utilities, media, cable and telecommunications. Some of our best performance came from these sectors, including Time Warner and long-distance carrier Qwest Communications International, which is on its way to earning investment-grade status. These and others have also benefited from the strength of the domestic economy and buoyant consumers. That has helped utility company Niagara Mohawk Power Corp., whose fundamentals are improving, and sportswear manufacturer Tropical Sportswear International. Conversely, our holding in Zilog, a semiconductor company was hurt by the Asian economic slowdown.

   We continue to favor the high quality and safety of government issues, and the Fund benefited from its 56% stake in U.S. Treasury and government agency securities. In addition to Treasuries, we held high-quality asset-backed securities such as home equity loans, and mortgage-backed securities that are discount coupon mortgages, those whose coupons are below current market rates. They are more insulated from price swings in a declining rate environment.

A look ahead

The turbulent economies worldwide could cause a slowing of U.S. growth in the next six to nine months. A slowing economy and the safe-haven appeal of U.S. Treasuries could cause Treasury prices to rise and their rates to fall even further. The environment also suggests that the Federal Reserve's next move will likely be to lower interest rates to spur the economy, although the timing of such a move is uncertain. These factors, combined with the extremely favorable inflation environment, have led us to keep our portfolio duration at the longer end of our target range and slightly longer than our benchmark. Duration is a measure of how sensitive a bond's price is to changes in interest rates. The longer the duration, the more the price moves up when rates fall (or down when rates rise). We're more cautious on corporate bonds, since a slowdown could cause corporate earnings growth to wane and put further pressure on corporate bond prices.

"...the Federal Reserve's next move will likely be to lower interest rates..."

================================================================================

                          JOHN HANCOCK ACTIVE BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (3/30/95)
                                     ----     ---------
Cumulative Total Returns             11.35%    31.32%
Average Annual Total Returns(1)      11.35%    8.74%

                                      YIELD

As of August 31, 1998

                                             SEC 30-DAY
                                                YIELD
                                                -----
John Hancock Active Bond Fund                   5.64%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.60% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 9.45% and 4.35%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Active Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Lehman Brothers Government/ Corporate Bond Index--an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Active Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Brothers Government/Corporate Bond Index and is equal to $340,890 as of August 31, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Active Bond Fund on March 30, 1995 and is equal to $333,286 as of August 31, 1998.
--------------------------------------------------------------------------------

================================================================================

                 BY ANTHONY A. GOODCHILD, JAMES K. HO, CFA, AND
                     FREDERICK CAVANAUGH, PORTFOLIO MANAGERS

                                  John Hancock
                                Global Bond Fund

                   High-quality bonds rally, emerging markets
                           plummet in volatile market

Recently, Anthony Goodchild, James Ho and Frederick Cavanaugh became managers of John Hancock Global Bond Fund. Messrs. Goodchild and Cavanaugh, senior vice presidents, and Mr. Ho, executive vice president, are all managers of other John Hancock global and domestic fixed-income funds.

World bond markets turned in mixed results during the last six months amid heightened turbulence. The period was marked by growing economic turmoil in Asia that caused further waves of currency devaluations and worldwide fears that the region's woes would spark a global economic slowdown. U.S. Treasury bonds reaped the rewards of the uncertain climate, as investors worldwide sought their safe-haven status. Continental Europe also surprised investors by gaining significant ground, bolstered by growing confidence in the preparations for European Monetary Union set for January 1999. Offsetting these positives was the downfall of all emerging markets as they were tainted by Asia's deepening problems. Investors' confidence was thoroughly shaken in August, when Russia defaulted on its debt and its currency crumbled, crippling the economy. With no evident signs of decisive leadership moves to reverse the declines in either Russia or Japan, all emerging market countries' bonds took the hit. After struggling just to stay even for the year, emerging markets fell by 28% in the month of August alone.

Performance and strategy review

In this perilous environment for both bond and currency markets, it was difficult for investors to make headway. For the six months ended August 31, 1998, John Hancock Global Bond Fund did better than its peers by essentially breaking even with a total return of 0.62% at net asset value. The average global income fund returned -2.64%, according to Lipper Analytical Services,

"High-quality markets were the place to be during the last six months..."

--------------------------------------------------------------------------------
[A 2 1/2" x 1 1/6" photo at bottom center of page of John Hancock Global Bond Fund management team. Caption below reads "Fund management team members (l - r):
Fred Cavanaugh, Tony Goodchild and Jim Ho."]
--------------------------------------------------------------------------------

================================================================================

                          JOHN HANCOCK GLOBAL BOND FUND

"...short-term interest rates should continue to fall around the world..."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1998". The chart is scaled in increments of 3% with -6% at the bottom and 6% at the top. The first bar represents the 0.62% total return for John Hancock Global Bond Fund . The second bar represents the -2.64% total return for Average global income fund and the third bar represents 4.58% total return for J.P. Morgan Global Government Bond Index. A note below the chart reads "The Total return for John Hancock Global Bond Fund is at net asset value with all distributions reinvested. The average global income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

Inc. and the J.P. Morgan Global Government Bond Index returned 4.58% in the same period. Historical performance information can be found on page nine.

   High-quality markets were the place to be during the last six months, and the Fund benefited from its strong weighting in U.S. government and agency bonds, which made up 61% of the Fund's net assets by the end of August. We also established an 11% position in German government bonds during the period, which we believe represents the best proxy for Europe. In so doing, we got a yield comparable to that of U.S. Treasuries, while at the same time increasing our exposure to deutschemarks as a solid alternative to the U.S. dollar. Although we avoided much of the emerging world, our 7% stake in emerging market bonds -- all U.S. dollar-denominated issues primarily in Latin America -- held us back during the period. But we believe they are solid credits that will rebound once the turbulence subsides.

   In currency terms, we kept the bulk of the Fund's net assets -- 68% at the end of August -- in U.S. dollar-denominated bonds, and that helped us for most of the period as the U.S. dollar gained ground against most major currencies. But with all the cross currents impacting currency markets, we believe now is a time to have stakes in more than one currency, although our focus will stay on the U.S. dollar. As a result, we established a 22% stake in the deutschemark, kept a stake in the British pound sterling and established small ones in the South African rand and the Japanese yen, which rallied for technical reasons as the period ended.

Outlook

As long as uncertainty rules the world's markets, the high-grade bond markets of the United States and Europe should continue to perform well. What's more, given the real prospects for slowing economic growth worldwide, we also believe that short-term interest rates should continue to fall around the world as a way of maintaining growth or jump-starting weak or stagnant economies. We're well positioned to benefit from these trends, with our high-quality bias and slightly longer-than-average duration. Duration measures how sensitive a bond's price is to changes in interest rates. The longer the bond's duration, the more the price rises if rates fall (or falls if rates rise). With all the currency cross currents, we will also continue to maintain a diversified approach, yet keep a strong overweighting versus our benchmark in U.S. dollars to manage our risk level.


--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

================================================================================

                          JOHN HANCOCK GLOBAL BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (4/19/95)
                                     ----     ---------
Cumulative Total Returns             3.32%     13.94%
Average Annual Total Returns(1)      3.32%     4.17%

                                      YIELD

As of August 31, 1998

                                             SEC 30-DAY
                                                YIELD
                                                -----
John Hancock Global Bond Fund                   5.22%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.85% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 2.23% and (16.74%), respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Global Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the J.P. Morgan Global Government Bond Index--an unmanaged market capitalization-weighted index consisting of the government bond markets of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States. All issues have a remaining maturity of at least one year and are rebalanced monthly. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Global Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the J.P. Morgan Global Government Bond Index and is equal to $295,530 as of August 31, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Global Bond Fund on April 19, 1995 and is equal to $286,684 as of August 31, 1998.
--------------------------------------------------------------------------------

================================================================================

                    BY JOHN F. SNYDER, III, PORTFOLIO MANAGER

                                  John Hancock
                            Dividend Performers Fund

         Stock market reverses course as global economic troubles deepen

"...companies with a more domestic focus had an edge."

   After getting off to a good start in early March, the stock market ran into stiff headwinds from overseas that rocked the market for the rest of the Fund's six-month period. At first, stocks reacted well to the good domestic news of the economy's strong first-quarter growth, muted inflation and full employment. After overcoming jitters about Asia's economic woes, by mid-July the major market indices had reached new highs. However, just weeks later, the spillover effects, both real and psychological, of the deepening turmoil in overseas economies -- particularly Japan and Russia -- took their toll. As reports of slowing U.S. corporate earnings emerged, fearful investors headed for the safe haven of U.S. Treasury bonds. By the end of August, the market's fall was deep and broad, with many stocks tumbling across all major indices. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index plunged by more than 19% from their July highs and gave back all their earlier gains, ending the period in negative territory.

Performance review

In this increasingly volatile environment, the average growth and income fund was unable to produce positive results, and John Hancock Dividend Performers Fund was no exception. For the six months ended August 31, 1998, the Fund posted a total return of -.18% at net asset value, which was somewhat below the average growth and income fund's -12.88% return, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 12. The Fund's lag stemmed from the fact that we did not own the top-performing large-company stocks because of their high valuations. These companies performed well and held up the best until the last days of the period. We missed their run because we prefer to buy companies at more reasonable prices as a way of managing the Fund's level of risk.

--------------------------------------------------------------------------------
[A 2 1/2" x 1 1/6" photo at bottom right column of page of John Hancock Dividend Performers Fund management team. Caption below reads "John Snyder (standing left) and Fund management team members (l - r): Peter Schofield, Jim Moorehead, William Young and Jere Estes."]
--------------------------------------------------------------------------------

================================================================================

                      JOHN HANCOCK DIVIDEND PERFORMERS FUND


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1998". The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -14.18% total return for John Hancock Dividend Performers Fund . The second bar represents the -12.88% total return for Average growth and income fund and the third bar represents -8.07% total return for S&P 500 Stock Index. A note below the chart reads "The Total return for John Hancock Dividend Performers Fund is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

   With concerns mounting about the impact of global turmoil on U.S. corporate earnings, companies with a more domestic focus had an edge. The Fund's holdings in the consumer cyclical sector, primarily retail stocks, were a good example. Companies such as Home Depot and discounter Wal-Mart Stores continued to benefit from the strong U.S. economy and buoyant consumers whose spending habits have been bolstered by wage growth and the lowest unemployment level in years. A domestic orientation also served our pharmaceutical companies well, including Abbott Laboratories. What's more, in an uncertain earnings environment, drug companies tend to have more stable earnings growth, given the continued strong stream of new products and the regular demand for their products regardless of the economy's health.

   The Fund felt the negative effects of our exposure to the more economically sensitive sectors of the market, those more susceptible to a U.S. economic and industrial slowdown. Dover, a multi-sector industrial company, fared poorly because of its exposure to the lagging semiconductor industry, and we sold the stock. Distribution company W.W. Grainger lagged because of indirect exposure to Asia through the Fortune 500 companies it serves.

Portfolio moves

During the period, we took steps to upgrade the portfolio by reducing or eliminating positions in companies whose earnings growth was more cyclical, including chemical company DuPont and specialty steel company NuCor. Recently, the Fund also broadened the universe in which it can invest to include companies that exhibit stable earnings growth, although we still intend to keep the bulk of the Fund's assets in "dividend performer" companies that have increased their dividends for each of the last 10 years. With this flexibility, we established positions in several technology companies that have shown the greatest predictability of earnings growth, such as Microsoft and IBM.

A look ahead

Given the overseas financial turmoil and price competition, as well as a strong dollar and increased labor costs, the earnings environment for U.S. corporations has grown more challenging. As a result, it has become increasingly important to own strong, high-quality companies. We continue to believe that this is the sweet spot of the economic cycle for such stable growth companies, those that historically have been able to grow their earnings through an economic slowdown.

"...the earnings environment for U.S. corporations has grown more challenging."

================================================================================

                      JOHN HANCOCK DIVIDEND PERFORMERS FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (3/30/95)
                                     ----     ---------
Cumulative Total Returns             24.20%    107.87%
Average Annual Total Returns(1)      24.20%    25.23%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 23.90% and 23.82%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Dividend Performers Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Dividend Performers Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $511,944 as of August 31, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Dividend Performers Fund on March 30, 1995 and is equal to $433,021 as of August 31, 1998.
--------------------------------------------------------------------------------

================================================================================

                 BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            Multi-Sector Growth Fund

                  U.S. stocks tumble in heightened volatility;
                                mid-caps hard hit

After a long run, the stock market lost its luster and turned downward during the last six months. Despite a sound U.S. economy, low interest rates and muted inflation, the market became increasingly volatile. Investors' fears grew over how the expanding global economic crisis that started in Asia last year would impact corporate earnings. The result was a flight to the high ground of U.S. Treasury bonds and the largest, most liquid blue-chip stocks. The market's sharpest decline came in August when Russia's economy fell apart following a debt default and a devaluing currency. Many stocks across the market spectrum fell precipitously, finally including the high-flying clique of large stocks that had led the market's advance for much of the year. By the end of August, the major indices dropped by almost 20% from their mid-July highs. These continuing trends and market volatility hurt mid-cap stocks -- the Fund's primary focus -- and caused them to post double-digit losses over the last six months.

   It was a particularly challenging six-month period for stock mutual funds, especially as the August sell-off grew less rational and caused many stock prices to fall indiscriminately. For the six months ended August 31, 1998, John Hancock Multi-Sector Growth Fund posted a total return of -22.21%, while the average mid-cap stock fund returned -20.90%, according to Lipper Analytical Services, Inc. In the same period, the Russell Midcap Growth Index returned -19.35%. Historical performance information can be found on page 15. The portfolio declined slightly more than our peers because we focus primarily on medium-sized companies, while many mid-cap funds blend large- and small-company holdings for a medium-sized average.

"...we kept our focus on the same five sector concentrations..."

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right column of page of John Hancock Multi-Sector Growth Fund management team. Caption below reads "Babara Friedman (l) and Fund management team members (l - r): Ben Hock, Lisa Welch and John Golden."]
--------------------------------------------------------------------------------

================================================================================

                      JOHN HANCOCK MULTI-SECTOR GROWTH FUND

"...we will maintain our focus on those sectors with the most favorable outlook..."


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1998". The chart is scaled in increments of 10% with -30% at the bottom and 0% at the top. The first bar represents the -22.21% total return for John Hancock Multi-Sector Growth Fund . The second bar represents the -20.90% total return for Average mid-cap fund and the third bar represents -19.35% total return for Russell Midcap Growth Index. A note below the chart reads "The Total return for John Hancock Multi-Sector Growth Fund is at net asset value with all distributions reinvested. The average mid-cap fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

Domestic focus and portfolio buys

During the period we maintained our concentration on the same five sector concentrations, with the greatest emphasis on the financial, technology and healthcare groups, followed to a lesser degree by retail and consumer cyclical stocks. None of these sectors was immune to the market downturn and many of the stocks in our portfolio lost ground, with a few exceptions.

   We continued to target domestically oriented stocks that are less vulnerable to Asia's economic slowdown. As the period progressed, we also took advantage of price weaknesses by adding high-quality companies that previously had been too expensive. Examples include Cambridge Technology Partners and Finova Group, a financial services company specializing in mid-sized businesses. Both companies generate consistent earnings growth and tend to be less cyclical. We also added to our stake in nursing home company Manor Care, which is being acquired by another Fund holding, Health Care & Retirement Corp.

   During the period we increased our exposure to more stable, defensive companies whose products are more immune to changes in the economy's strength. We added to our positions in Richfood Holdings, a grocery chain in the Washington, D.C. area and Aurora Foods, makers of Duncan Hines cake mix, Aunt Jemima pancake mix and Log Cabin syrup.

A look ahead

We believe the U.S. economy will continue to show positive growth, but at a more modest pace than the torrid one of the first quarter of 1998. This should keep a damper on inflation and interest rates and decrease the likelihood of a recession. That said, the possibility remains for the Asian economic crisis to spread to Latin America -- a major U.S. trading partner -- and drag down the worldwide economy. In this uncertain climate, we will maintain our focus on those sectors with the most favorable outlook and the most promising stocks within those sectors.

--------------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.

================================================================================

                      JOHN HANCOCK MULTI-SECTOR GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (4/11/95)
                                     ----     ---------
Cumulative Total Returns             22.49%    82.62%
Average Annual Total Returns(1)      22.49%    20.57%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 22.30% and 19.62%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Multi-Sector Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell Midcap Growth Index--an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
Line chart with the heading John Hancock Multi-Sector Growth, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Russell Midcap Growth Index and is equal to $376,983 as of August 31, 1998. The second line represents the value of the hypothetical $250,000 investment made in the Multi-Sector Growth Fund on April 11, 1995 and is equal to $342,243 as of August 31, 1998.
--------------------------------------------------------------------------------

================================================================================

                   BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock
                              Small Capitalization
                                   Growth Fund

             Small-company stocks slide on international uncertainty

"Technology stocks...led the summer market sell-off."

Small-company stocks suffered significant losses over the past six months, in large part due to the economic and currency problems plaguing much of Asia and Latin America. In light of heightened global uncertainty and its potential slowing effect on U.S. corporate earnings, investors both here and abroad increasingly sought out the liquidity -- the ease with which a stock can be bought or sold -- of large, well-known U.S.-based companies and shunned less liquid small-company stocks. The market's most severe losses started in mid-July after some smaller companies reported lower-than-expected second quarter earnings. The small-cap market's trouble was compounded in August by worsening news out of Asia and the near-collapse of the Russian economy.

   Against a very difficult background for small-cap stocks, John Hancock Small Capitalization Growth Fund performed in line with its peers. For the six-months ended August 31, 1998, the Fund had a total return of -25.89% at net asset value, compared to the average small-cap fund's return of -25.56%, according to Lipper Analytical Services, Inc. In the same period, the Russell 2000 Index returned -26.48% and the Russell 2000 Growth Index returned -30.77%. Historical performance information can be found on page 18.

Strategy overview

Technology stocks -- which are viewed as extremely sensitive to a global economic slowdown -- led the summer market sell-off, and we suffered along with our peers from many of our holdings in that sector. Our strategy was to generally avoid companies that make computers and their components. Instead, we focused primarily on software and service companies. While


--------------------------------------------------------------------------------
[A 3"x 2" photo at bottom right column of page of John Hancock Small Capitalization Growth Fund management team. Caption below reads "Fund management team members (l -r): Anurag Pandit, Bernice Behar and Laura Allen."]
--------------------------------------------------------------------------------

================================================================================

                  JOHN HANCOCK SMALL CAPITALIZATION GROWTH FUND

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1998". The chart is scaled in increments of 15% with -45% at the bottom and 0% at the top. The first bar represents the -25.89% total return for John Hancock Small Capitalization Growth Fund . The second bar represents the -25.56% total return for Average small-cap fund. The third bar represents -26.48% total return for Russell 2000 Index and the fourth bar represents -30.77 total return for Russell Growth 2000 Index. A note below the chart reads "The Total return for John Hancock Small Capitalization Growth Fund is at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

problems in Asia have dampened global computer sales, we expect demand for software will continue to grow. Companies across the globe utilize software as a means to boost productivity. Because of this trend, we emphasized holdings such as Advent Software, a maker of programs for financial analysis. More recently, however, we began to add to our holdings in hardware companies based on our belief that the worst news had already been priced into their stocks. One addition was Rambus, which designs, develops, licenses and markets high-speed semiconductor chips that enhance the performance and cost-effectiveness of computers.

   Another area of focus for the Fund was the retail sector. Although overall performance for the sector was strong, several holdings declined during the market sell off. However, we continue to favor the group because we believe low interest rates, modest wage growth, low inflation and lower unemployment support disposable income and consumer spending. Among our favorites are department store chain Stage Stores and retailer Hibbett Sporting Goods, both of which have found success by serving small-town America.

Outlook

Despite their recent travails and continued potential for near-term volatility, we remain optimistic about the long-term prospects for small-company stocks. We believe that the longer-term trend is for interest rates to go lower. Interest rates are a critical factor for small growth companies since they tend to borrow to finance their growth. Lower interest costs, in turn, could translate into better profitability. Furthermore, small-company stocks are even more attractively priced and offer superior earnings growth rates relative to their large-company counterparts, currently trading at roughly the same price-earnings ratio as large-cap stocks. As a result, we believe that small-cap stocks are extremely undervalued relative to the larger end of the market, and therefore we remain extremely optimistic that the pendulum will swing again towards small caps.

"...small-cap stocks are extremely under-valued..."

--------------------------------------------------------------------------------
See the prospectus for a discussion about the risks of investing in small-company stocks.

================================================================================

                  JOHN HANCOCK SMALL CAPITALIZATION GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (5/2/96)
                                     ----     --------
Cumulative Total Returns             18.00%    41.42%
Average Annual Total Returns(1)      18.00%    17.39%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 14.60% and 9.44%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Small Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing Russell 2000 Index stocks with a greater-than-average growth orientation. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Small Capitalization Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $250,000 investment made in the Small Capitalization Growth Fund on May 2, 1996 and is equal to $256,329 as of August 31, 1998. The second line represents the value of the Russell 2000 Index and is equal to $250,106 as of August 31, 1998. The third line represents the value of the Russell 2000 Growth Index and is equal to $205,112 as of August 31, 1998.
--------------------------------------------------------------------------------

================================================================================

                   BY TIMOTHY E. KEEFE, CFA, PORTFOLIOMANAGER

                                  John Hancock
                              Small Capitalization
                                   Value Fund

                   Small-cap stocks hit harder than most amid
                    increased volatility and market downturn

Economic tumult overseas finally washed ashore during the past six months, causing waves of stock market volatility that hit small-company stocks particularly hard. At the beginning of the period, when the U.S. economy remained stronger than many analysts thought it would, fears had subsided about an Asian-induced slowdown. But as Asia's woes increased, especially in Japan, and began spreading to other emerging markets, investors grew more worried about the impact on U.S. corporate profits. They moved in greater numbers to the relative safety of U.S. Treasury bonds and the largest, most liquid blue-chip companies.

   In such an uncertain environment, small-cap stocks, despite their compelling valuations and stronger earnings projections, suffered significant losses, because investors were less convinced of these smaller companies' ability to weather the storm. The market was quick to punish earnings disappointments and equally quick to paint entire sectors of the small-cap group with the same brush, regardless of the fundamental strength of individual companies. The worst turn came in August, when Russia's economy virtually collapsed and the stock market reacted to the uncertainty, sending stocks of all sizes and shapes tumbling, wiping out the market's year-to-date gains.

   There were few places to hide over the last six months and, like its peers, John Hancock Small Capitalization Value Fund experienced losses across the board. For the six months ended August 31, 1998, the Fund had a total return of -27.91% at net asset value. That compared to the -25.56% return of the average small-cap fund and the -26.48% return of the Russell 2000 Index, a key measure of small-cap performance. Historical performance information can be found on page 21.

"We reduced our holdings in some of our industrial, more cyclical companies..."

--------------------------------------------------------------------------------
[A 2 1/2" x 2" photo at bottom center of page of John Hancock Small Capitalization Value Fund management team. Caption below reads "Fund management team members (l - r): Tim Keefe, Tim Quinlisk and Lisa Welch."]
--------------------------------------------------------------------------------

================================================================================

                  JOHN HANCOCK SMALL CAPITALIZATION VALUE FUND

"...still waiting for the catalyst to bring small-cap stocks back into favor..."


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1998". The chart is scaled in increments of 10% with -30% at the bottom and 0% at the top. The first bar represents the -27.91% total return for John Hancock Small Capitalization Value Fund . The second bar represents the -25.56% total return for Average small-cap fund and the third bar represents -26.48% total return for Russell 2000 Index. A note below the chart reads "The Total return for John Hancock Small Capitalization Fund is at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

Strategy and performance review

In this punishing environment, the valuations of many publicly traded companies fell to levels that were below what we considered their private market value. Although that hurt the Fund's performance in the short term, it also provided us with some very attractive buying opportunities. We reduced our holdings in some of our industrial, more cyclical companies whose growth hinged more on the strength of the economy, and put the money to work in companies with more enduring franchises. We either initiated positions or added to companies that were in businesses we liked and whose stock prices were inordinately low. Examples included television rating company Nielsen Media Research, with its monopoly position and promising growth, and Dominick's Supermarkets, a chain with a dominant franchise that has just put itself up for sale.

   Although the results were very mixed during the period, another sector we continued to favor and add to was finance, since the valuations and fundamentals of this group are attractive. Favorites included dominant players like asset manager Eaton Vance and specialty insurer Executive Risk. We did well with Executive Risk because we sold our stake earlier in the period and doubled our money, and then bought it back at half the price when the market dropped. However, many specialty insurers, including HCC Insurance Holdings, struggled during the period with overcapacity and weak pricing. We also added to our stake in specialty finance companies, including FIRSTPLUS Financial Group, which has good potential given that it's up for sale.

A look ahead

With uncertainty and emotion still at work on the market when the period ended, we're still waiting for the catalyst to bring small-cap stocks back into favor. In our view, valuations could be the trigger, given that small-cap prices are at such low levels. This compelling circumstance could either cause small companies to buy back some of their stock -- or even take their companies private -- or it could entice large companies to buy small niche players. Either scenario could spark a small-cap rebound. We'll also watch the narrow group of leading large-company stocks, since it would be hard for small caps to rebound while these larger ones were still languishing. In any case, we'll stick to our discipline of buying small companies in good businesses for prices that don't reflect their true value. Over time, we believe that's the best way to capture price gains and control risk.

--------------------------------------------------------------------------------
See the prospectus for a discussion about the risks of investing in small-company stocks.

================================================================================

                  JOHN HANCOCK SMALL CAPITALIZATION VALUE FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (4/19/95)
                                     ----     ---------
Cumulative Total Returns             16.46%    65.50%
Average Annual Total Returns(1)      16.46%    17.07%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.80% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 15.83% and 15.49%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Small Capitalization Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index--an unman-aged, small-cap index comprised of 2,000 U.S. stocks. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Small Capitalization Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Russell 2000 Index and is equal to $340,013 as of August 31, 1998. The second line represents the hypothetical $250,000 investment made in the Small Capitalization Value Fund on April 19, 1995 and is equal to $315,765 as of August 31, 1998.
--------------------------------------------------------------------------------

================================================================================

                    BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND
                     GERARDO J. ESPINOZA, PORTFOLIO MANAGERS

                                  John Hancock
                            International Equity Fund

           Global economic tumult sparks market corrections worldwide

"The Fund benefited from its large position in western Europe..."

During the last six months, overseas markets went from riches to rags in a volatile atmosphere sparked by rising fears of a global economic slowdown. When the period began, markets around the world were mostly rebounding after late 1997 fallout from currency and economic problems in Asia, particularly Japan. But as the period progressed, Japan's hopes for recovery faded when the government made no effective moves toward reform, the currency fell and the economy slipped back into recession. All Asian stock markets -- and emerging markets in general, including Latin America -- began to take a turn for the worse. Europe, on the other hand, kept forging ahead because of strong economic forces, including progress toward the fast-approaching Economic Monetary Union
(EMU).

   But the environment was turbulent, and market volatility reached a crescendo in late August when political uncertainty and economic chaos in Russia erupted following a debt default and the ruble's devaluation. This catalyst sent investors worldwide fleeing to the safety of U.S. Treasury bonds and caused stock markets around the world to correct sharply on August 31. Most, including the United States, gave up all their earlier ground and ended the period with losses, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index Free ex-U.S.A., which returned -11.62% for the six months ended August 31, 1998. Europe was the clear winner, managing to stay even for the period. Indeed, some western European countries such as France, Italy, Spain, Belgium and Finland even registered double-digit gains despite the August rout.

Europe overweighted; emerging markets scarce

For the six months ended August 31, 1998, the Fund posted a total return of -5.50%, compared to the -7.87% return of the average international fund, according to Lipper Analytical Services, Inc. See page 24 for historical performance information. The Fund benefited from its large position in western Europe, which rose from 66% to 79% of the Fund's

--------------------------------------------------------------------------------
[A 2" x 1 1/3" photo at bottom center of page of John Hancock International Equity Fund management team. Caption below reads "The International Equity Fund management team (l - r): Gererdo Espinoza, Miren Etcheverry, John Wills."]
--------------------------------------------------------------------------------

================================================================================

                     JOHN HANCOCK INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 1998". The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -5.50% total return for John Hancock International Equity Fund . The second bar represents the -7.87% total return for Average international fund and the third bar represents -11.62% total return for MSCI All Country World Index Free ex-U.S.A. A note below the chart reads "The Total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."
--------------------------------------------------------------------------------

net assets. We kept building our stake there and continued to diversify both our stock and country selections, adding positions in Belgium, Norway and Denmark during the period. In our view, the investment environment remains compelling, driven by monetary union and good economic growth prospects. At the corporate level, restructuring and merger activity have increased as companies work to remain competitive in the more open EMU corporate environment. Our largest country weighting was France, at 16% of the Fund's net assets, where we had several of our top performing stocks, such as Cap Gemini and France Telecom. We were also well served by avoiding Russia and eastern Europe and by keeping an underweighted stake in the U.K., where the market lagged on sluggish growth and rising interest rates. We increased our U.K. stake to 15% by the end of August, although still kept an underweighted position versus our benchmark, reasoning that given it's downturn, it was less susceptible to further turmoil than other markets.

   During the period, we became even more conservative in our approach to Asia and emerging markets worldwide. By the end of August, our Asian holdings were primarily in Japan, where we remain underweighted at 9% because of its structural problems and weak economy. With currency uncertainty spreading to Latin America, we are also avoiding this region until the emerging-market backlash abates.

Looking ahead

We expect the market volatility to continue for now because of several elements of uncertainty. These include whether U.S. consumers, who have driven the strong U.S. economy, stay confident, and how much the economies slow in Latin America -- a major U.S. trading partner. By far the most critical element, however, remains Japan, and how quickly and effectively it can implement reforms. As long as investors remain concerned about the stability of emerging markets in general and are expecting slower worldwide growth, we will keep our posture defensive. Selectivity -- of both stocks and markets -- continues to be of utmost importance. Our sights remain on the high-quality European countries. We will also target individual companies that can prosper under deflationary conditions, such as many utility, pharmaceutical and technology companies. For the longer term, we remain confident that the global markets will recover -- only the timing is unclear. We will stay poised to take advantage of opportunities when prudence dictates.

"...we will keep our posture defensive."

--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

================================================================================

                     JOHN HANCOCK INTERNATIONAL EQUITY FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                SINCE
                                      ONE     INCEPTION
                                     YEAR     (3/30/95)
                                     ----     ---------
Cumulative Total Returns             3.34%     26.00%
Average Annual Total Returns(1)      3.34%     7.37%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 1.94% and 4.10%, respectively.

                                WHAT HAPPENED TO
                            A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock International Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index--an unmanaged index that measures the performance of both developed and emerging foreign stock markets. The index represents freely traded stocks. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock International Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the MSCI Index and is equal to $387,627 as of August 31, 1998. The second line represents the value of the hypothetical $250,000 investment made in the International Equity Fund on March 30, 1995 and is equal to $274,841 as of August 31, 1998.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds -- Institutional Series Trust

Statements of Assets and Liabilities
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                            ACTIVE       GLOBAL        DIVIDEND     MULTI-SECTOR
                                                                             BOND         BOND        PERFORMERS       GROWTH
Assets:                                                                      FUND         FUND           FUND           FUND
                                                                          ----------  ------------   ------------   ------------
  Investments at value - Note C:
   Bonds (cost - $5,348,593, $9,448,165, none and none, respectively) ..  $5,417,609    $9,456,745             --             --
   Common stocks and warrants (cost - $103, none, $15,930,545 and
     $32,543,056, respectively) ........................................         350            --    $15,837,266    $26,806,838
   Options (cost - none, $10,719, none and none, respectively) .........          --        23,398             --             --
   Short-term investments (cost - $513,000, $30,000, $716,000 and
     $569,000, respectively) ...........................................     513,000        30,000        716,000        569,000
   Corporate savings account ...........................................       7,401            --            881            594
                                                                          ----------  ------------   ------------   ------------
                                                                           5,938,360     9,510,143     16,554,147     27,376,432
  Cash .................................................................          --           332             --             --
  Foreign currency, at value (cost - none, $363, none and none,
   respectively) .......................................................          --           369             --             --
  Receivable for open forward foreign currency exchange contracts
   purchased - Note A ..................................................          --        14,363             --             --
  Receivable for investments sold ......................................     311,651            --         66,357        894,543
  Receivable for shares sold ...........................................          --            16             --             --
  Interest receivable ..................................................      64,800       172,445            117            137
  Dividends receivable .................................................          --            --         29,757         10,365
  Deferred organization expenses - Note A ..............................       2,593         2,635          2,616          3,287
  Receivable from John Hancock Advisers, Inc. and affiliates - Note B ..       5,232            --             --             --
  Other assets .........................................................         177           146            535          1,624
                                                                          ----------  ------------   ------------   ------------
                    Total Assets .......................................   6,322,813     9,700,449     16,653,529     28,286,388
                    ------------------------------------------------------------------------------------------------------------
Liabilities:
  Payable for open forward foreign currency exchange contracts
   sold - Note A .......................................................          --         2,642             --             --
  Payable for investments purchased ....................................     493,858            --             --        422,106
  Payable for shares repurchased .......................................          --            --            162            672
  Dividend payable .....................................................       3,001         4,150             --            509
  Payable to John Hancock Advisers, Inc. and affiliates - Note B .......          --         1,543          5,521         20,779
  Accounts payable and accrued expenses ................................      22,075        16,013         20,719         21,121
                                                                          ----------  ------------   ------------   ------------
                    Total Liabilities ..................................     518,934        24,348         26,402        465,187
                    ------------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ......................................................   5,626,120     9,998,285     14,844,125     29,904,571
  Accumulated net realized gain (loss) on investments and foreign
   currency transactions ...............................................     107,750      (189,119)     1,846,060      3,656,437
  Net unrealized appreciation (depreciation) of investments and
   foreign currency transactions .......................................      69,267        34,052        (93,268)    (5,736,193)
  Undistributed net investment income (distributions in
   excess of net investment income) ....................................         742      (167,117)        30,210         (3,614)
                                                                          ----------  ------------   ------------   ------------
                    Net Assets .........................................  $5,803,879    $9,676,101    $16,627,127    $27,821,201
                    ============================================================================================================
Net Asset Value Per Share:
  (based on 649,561, 1,210,917, 1,304,667 and 2,647,696 shares, respectively, of beneficial interest outstanding - unlimited number
  of shares authorized with no par value) ..............................       $8.94         $7.99         $12.74         $10.51
  ==============================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 1998. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds -- Institutional Series Trust

Statements of Assets and Liabilities (continued)
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                          SMALL          SMALL        INTERNATIONAL
                                                                                     CAPITALIZATION  CAPITALIZATION      EQUITY
                                                                                       GROWTH FUND     VALUE FUND         FUND
                                                                                        ----------     ----------     ------------
Assets:
  Investments at value - Note C:
   Common stocks, rights and warrants (cost - $1,687,392, $7,025,176 and
     $7,521,110, respectively) ......................................................   $1,504,432     $5,537,034     $7,271,148
   Preferred stocks (cost - none, $494,225 and $250,906, respectively) ..............           --        605,162        176,711
   Short-term investments (cost - $100,000, $99,000 and $129,000, respectively) .....      100,000         99,000        129,000
   Corporate savings account ........................................................          271            810             --
                                                                                        ----------     ----------     ----------
                                                                                         1,604,703      6,242,006      7,576,859
  Cash ..............................................................................           --             --            814
  Foreign currency, at value (cost - none, none and $67,815, respectively) ..........           --             --         68,121
  Receivable for investments sold ...................................................       20,251         33,246        238,200
  Receivable for shares sold ........................................................        1,342             --             --
  Interest receivable ...............................................................           19             18             21
  Dividends receivable ..............................................................          162          3,525         12,334
  Foreign tax receivable ............................................................           --             --         12,371
  Deferred organization expenses - Note A ...........................................       10,925          2,681          2,592
  Receivable from John Hancock Advisers, Inc. and affiliates - Note B ...............        1,711             --             --
  Other assets ......................................................................           28            510            595
                                                                                        ----------     ----------     ----------
                    Total Assets ....................................................    1,639,141      6,281,986      7,911,907
                    ------------------------------------------------------------------------------------------------------------
Liabilities:
  Payable for open forward foreign currency exhange contracts sold - Note A .........           22             --             --
  Payable for investments purchased .................................................       17,577         19,775         75,330
  Payable for shares repurchased ....................................................           --            342            782
  Foreign tax payable ...............................................................           --             --          1,557
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ....................           --          2,917          7,876
  Accounts payable and accrued expenses .............................................       18,465         14,066         14,668
                                                                                        ----------     ----------     ----------
                    Total Liabilities ...............................................       36,064         37,100        100,213
                    ------------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...................................................................    1,583,528      6,757,955      8,072,026
  Accumulated net realized gain on investments and foreign currency transactions ....      209,147        854,303          2,712
  Net unrealized depreciation of investments and foreign currency transactions ......     (182,987)    (1,377,184)      (324,202)
  Undistributed net investment income (distributions in excess of net
    investment income) ..............................................................       (6,611)         9,812         61,158
                                                                                        ----------     ----------     ----------
                    Net Assets ......................................................   $1,603,077     $6,244,886     $7,811,694
                    ============================================================================================================
Net Asset Value Per Share:
  (based on 184,322, 738,845 and 858,107 shares, respectively, of beneficial
  interest outstanding - unlimited number of shares authorized with no par value) ...        $8.70          $8.45          $9.10
  ==============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds -- Institutional Series Trust

Statements of Operations
Six months ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                               ACTIVE      GLOBAL     DIVIDEND     MULTI-SECTOR
                                                                                BOND        BOND     PERFORMERS       GROWTH
                                                                                FUND        FUND        FUND           FUND
                                                                             ---------   ---------   -----------   -----------
Investment Income:
  Interest ................................................................   $187,059    $306,601       $27,130       $47,659
  Dividends (net of foreign withholding tax of none, none, none and
    $193, respectively) ...................................................         --          --       148,888       126,060
                                                                             ---------   ---------   -----------   -----------
                                                                               187,059     306,601       176,018       173,719
                                                                             ---------   ---------   -----------   -----------
  Expenses:
   Investment management fee - Note B .....................................     13,334      37,054        63,603       157,065
   Custodian fee ..........................................................     29,621      10,251         7,206        15,334
   Registration and filing fees ...........................................     12,236      11,335        13,827        12,821
   Auditing fee ...........................................................      6,006       6,004         6,004         6,004
   Printing ...............................................................      2,621       2,508         2,837         2,594
   Transfer agent fee - Note B ............................................      1,333       2,470         5,300         9,817
   Organization expense - Note A ..........................................        828         813           835         1,029
   Financial services fee - Note B ........................................        460         820         1,761         3,265
   Trustees' fees .........................................................        228         425           866         1,869
   Miscellaneous ..........................................................        201         303           500           759
   Legal fees .............................................................         86          95           242           363
                                                                             ---------   ---------   -----------   -----------
                    Total Expenses ........................................     66,954      72,078       102,981       210,920
                    ----------------------------------------------------------------------------------------------------------
                    Less Expense Reductions - Note B ......................    (50,910)    (29,988)      (28,593)      (33,805)
                    ----------------------------------------------------------------------------------------------------------
                    Net Expenses ..........................................     16,044      42,090        74,388       177,115
                    ----------------------------------------------------------------------------------------------------------
                    Net Investment Income (Loss) ..........................    171,015     264,511       101,630        (3,396)
                    ----------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
  Net realized gain on investments sold ...................................     38,168      44,098       809,625     1,254,116
  Net realized loss on foreign currency transactions ......................         --    (197,694)           --            --
  Change in net unrealized appreciation (depreciation) of investments .....     27,437     (81,043)   (3,666,762)   (9,258,972)
  Change in net unrealized appreciation of foreign currency transactions ..         --      26,610            --            --
                                                                             ---------   ---------   -----------   -----------
                    Net Realized and Unrealized Gain (Loss) on
                    Investments and Foreign Currency Transactions .........     65,605    (208,029)   (2,857,137)   (8,004,856)
                    ----------------------------------------------------------------------------------------------------------
                    Net Increase (Decrease) in Net Assets
                    Resulting from Operations .............................   $236,620     $56,482   ($2,755,507)  ($8,008,252)
                    ==========================================================================================================

The Statement of Operations summarizes for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds -- Institutional Series Trust

Statements of Operations (continued)
Six months ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 SMALL           SMALL       INTERNATIONAL
                                                                             CAPITALIZATION  CAPITALIZATION     EQUITY
                                                                               GROWTH FUND     VALUE FUND        FUND
                                                                             --------------  --------------  -------------
Investment Income:
  Interest ................................................................       $1,564           $7,538        $7,454
  Dividends (net of foreign withholding tax of none, $177 and $15,562,
    respectively) .........................................................        2,215           48,105       104,568
                                                                               ---------      -----------     ---------
                                                                                   3,779           55,643       112,022
                                                                               ---------      -----------     ---------
  Expenses:
     Investment management fee - Note B ...................................        9,196           30,848        40,085
     Registration and filing fees .........................................       13,556           11,647        14,436
     Custodian fee ........................................................       13,482            6,884        56,242
     Auditing fee .........................................................        6,004            6,004         6,004
     Printing .............................................................        3,164            2,534         2,531
     Organization expense - Note A ........................................        2,063              828           828
     Transfer agent fee - Note B ..........................................          575            2,203         2,227
     Financial services fee - Note B ......................................          192              736           738
     Trustees' fees .......................................................          133              389           334
     Legal fees ...........................................................           96              158            88
     Miscellaneous ........................................................           33              393           494
                                                                               ---------      -----------     ---------
                    Total Expenses ........................................       48,494           62,624       124,007
                    ---------------------------------------------------------------------------------------------------
                    Less Expense Reductions - Note B ......................      (38,120)         (27,287)      (79,389)
                    ---------------------------------------------------------------------------------------------------
                    Net Expenses ..........................................       10,374           35,337        44,618
                    ---------------------------------------------------------------------------------------------------
                    Net Investment Income (Loss) ..........................       (6,595)          20,306        67,404
                    ---------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ............................      279,059         (108,033)      360,976
  Net realized gain (loss) on foreign currency transactions ...............           12                9       (71,977)
  Change in net unrealized depreciation of investments ....................     (770,989)      (2,358,700)     (862,948)
  Change in net unrealized appreciation (depreciation) of foreign
    currency transactions .................................................          (27)              --           775
                                                                               ---------      -----------     ---------
                    Net Realized and Unrealized Loss on Investments
                    and Foreign Currency Transactions .....................     (491,945)      (2,466,724)     (573,174)
                    ---------------------------------------------------------------------------------------------------
                    Net Decrease in Net Assets Resulting from Operations ..    ($498,540)     ($2,446,418)    ($505,770)
                    ===================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds -- Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                 ACTIVE                        GLOBAL
                                                                                BOND FUND                     BOND FUND
                                                                      ------------------------------  ------------------------------
                                                                       YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED
                                                                      FEBRUARY 28,  AUGUST 31, 1998   FEBRUARY 28,   AUGUST 31, 1998
Increase in Net Assets:                                                   1998         (UNAUDITED)        1998         (UNAUDITED)
                                                                      ------------  ----------------  ------------  ----------------
From Operations:
  Net investment income .............................................     $248,646       $171,015        $249,040        $264,511
  Net realized gain (loss) on investments sold and foreign
   currency transactions ............................................       86,744         38,168        (167,705)       (153,596)
  Change in net unrealized appreciation (depreciation) of investments
   and foreign currency transactions ................................       37,222         27,437          96,133         (54,433)
                                                                       -----------    -----------     -----------     -----------
   Net Increase in Net Assets Resulting from Operations .............      372,612        236,620         177,468          56,482
                                                                       -----------    -----------     -----------     -----------
Distributions to Shareholders: *
  Dividends from net investment income ..............................     (248,646)      (170,122)       (249,040)       (264,511)
  Distributions in excess of net investment income ..................         (148)            --              --              --
  Distributions from net realized gain on investments sold ..........      (23,264)            --         (31,000)             --
                                                                       -----------    -----------     -----------     -----------
   Total Distributions to Shareholders ..............................     (272,058)      (170,122)       (280,040)       (264,511)
                                                                       -----------    -----------     -----------     -----------

From Portfolio Share Transactions: **
  Shares sold .......................................................    4,645,044      2,080,704       9,080,251          58,797
  Shares issued to shareholders in reinvestment of distributions ....      261,643        167,764          17,009           6,148
                                                                       -----------    -----------     -----------     -----------
                                                                         4,906,687      2,248,468       9,097,260          64,945
  Less shares repurchased ...........................................   (2,040,235)    (1,668,712)        (60,430)       (140,926)
                                                                       -----------    -----------     -----------     -----------
   Net Increase (Decrease) ..........................................    2,866,452        579,756       9,036,830         (75,981)
                                                                       -----------    -----------     -----------     -----------
Net Assets:
  Beginning of period ...............................................    2,190,619      5,157,625       1,025,853       9,960,111
                                                                       -----------    -----------     -----------     -----------
  End of period (including undistributed net investment income
   (distributions in excess of net investment income) of ($151),
   $742, ($167,117) and ($167,117), respectively) ...................   $5,157,625     $5,803,879      $9,960,111      $9,676,101
                                                                       ===========    ===========     ===========     ===========
* Distributions to Shareholders:
  Per share dividends from net investment income ....................      $0.5907        $0.3048         $0.4821         $0.2179
                                                                       -----------    -----------     -----------     -----------
  Per share distributions in excess of net investment income ........      $0.0004             --              --              --
                                                                       -----------    -----------     -----------     -----------
  Per share distributions from net realized gain on
   investments sold .................................................      $0.0460             --         $0.0254              --
                                                                       -----------    -----------     -----------     -----------
** Analysis of Portfolio Share Transactions:
  Shares sold .......................................................      532,093        234,567       1,100,749           7,282
  Shares issued to shareholders in reinvestment of distributions ....       30,042         18,949           2,086             764
                                                                       -----------    -----------     -----------     -----------
                                                                           562,135        253,516       1,102,835           8,046
  Less shares repurchased ...........................................     (234,419)      (188,221)         (7,419)        (17,375)
                                                                       -----------    -----------     -----------     -----------
   Net Increase (Decrease) ..........................................      327,716         65,295       1,095,416          (9,329)
                                                                       ===========    ===========     ===========     ===========

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds -- Institutional Series Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                            DIVIDEND                      MULTI-SECTOR
                                                                         PERFORMERS FUND                   GROWTH FUND
                                                                  ------------------------------  ------------------------------
                                                                   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED
                                                                  FEBRUARY 28,  AUGUST 31, 1998   FEBRUARY 28,   AUGUST 31, 1998
Increase (Decrease) in Net Assets:                                    1998         (UNAUDITED)        1998         (UNAUDITED)
                                                                  ------------  ----------------  ------------  ----------------
From Operations:
  Net investment income (loss) .................................     $200,218        $101,630          $9,544         ($3,396)
  Net realized gain on investments sold ........................    2,026,525         809,625       4,749,043       1,254,116
  Change in net unrealized appreciation (depreciation)
   of investments ..............................................    2,433,147      (3,666,762)      1,644,227      (9,258,972)
                                                                  -----------     -----------     -----------     -----------
   Net Increase (Decrease) in Net Assets Resulting from
    Operations .................................................    4,659,890      (2,755,507)      6,402,814      (8,008,252)
                                                                  -----------     -----------     -----------     -----------
Distributions to Shareholders: *
  Dividends from net investment income .........................     (188,048)       (108,070)         (2,904)             --
  Distributions from net realized gain on investments sold .....   (1,154,688)             --      (3,575,102)             --
                                                                  -----------     -----------     -----------     -----------
   Total Distributions to Shareholders .........................   (1,342,736)       (108,070)     (3,578,006)             --
                                                                  -----------     -----------     -----------     -----------

From Portfolio Share Transactions: **
  Shares sold ..................................................   11,392,158       3,341,970      25,552,524       6,121,180
  Shares issued to shareholders in reinvestment of distributions    1,336,430         107,930       3,563,690              --
                                                                  -----------     -----------     -----------     -----------
                                                                   12,728,588       3,449,900      29,116,214       6,121,180
  Less shares repurchased ......................................   (3,828,808)     (4,843,641)    (20,723,580)    (10,593,746)
                                                                  -----------     -----------     -----------     -----------
   Net Increase (Decrease) .....................................    8,899,780      (1,393,741)      8,392,634      (4,472,566)
                                                                  -----------     -----------     -----------     -----------
Net Assets:
  Beginning of period ..........................................    8,667,511      20,884,445      29,084,577      40,302,019
                                                                  -----------     -----------     -----------     -----------
  End of period (including undistributed net investment income
   (distributions in excess of net investment income) of
   $36,650, $30,210, ($218) and ($3,614), respectively) ........  $20,884,445     $16,627,127     $40,302,019     $27,821,201
                                                                  ===========     ===========     ===========     ===========
* Distributions to Shareholders:
  Per share dividends from net investment income ...............      $0.1749         $0.0777         $0.0010              --
                                                                  -----------     -----------     -----------     -----------
  Per share distributions from net realized gain on
   investments sold ............................................      $0.9152              --         $1.2186              --
                                                                  -----------     -----------     -----------     -----------
** Analysis of Portfolio Share Transactions:
  Shares sold ..................................................      856,008         220,067       1,989,505         444,685
  Shares issued to shareholders in reinvestment of distributions       99,380           7,050         294,763              --
                                                                  -----------     -----------     -----------     -----------
                                                                      955,388         227,117       2,284,268         444,685
  Less shares repurchased ......................................     (283,722)       (322,064)     (1,597,014)       (779,075)
                                                                  -----------     -----------     -----------     -----------
   Net Increase (Decrease) .....................................      671,666         (94,947)        687,254        (334,390)
                                                                  ===========     ===========     ===========     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds -- Institutional Series Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                       SMALL CAPITALIZATION                      SMALL CAPITALIZATION
                                                           GROWTH FUND                                VALUE FUND
                                                -----------------------------------       -----------------------------------
                                                 YEAR ENDED        SIX MONTHS ENDED        YEAR ENDED        SIX MONTHS ENDED
                                                FEBRUARY 28,        AUGUST 31, 1998       FEBRUARY 28,        AUGUST 31, 1998
Increase (Decrease) in Net Assets:                  1998              (UNAUDITED)             1998              (UNAUDITED)
                                                ------------       ----------------       ------------       ----------------
From Operations:
  Net investment income (loss) ..........           ($5,754)             ($6,595)             $45,212              $20,306
  Net realized gain (loss) on investments
   sold and foreign currency transactions           (14,223)             279,071            1,689,121             (108,024)
  Change in net unrealized appreciation
   (depreciation) of investments and
   foreign currency transactions ........           551,977             (771,016)             742,018           (2,358,700)
                                                 ----------           ----------           ----------           ----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations ..........           532,000             (498,540)           2,476,351           (2,446,418)
                                                 ----------           ----------           ----------           ----------
Distributions to Shareholders: *
  Dividends from net investment income ..              (229)                  --              (60,567)             (13,491)
  Distributions from net realized gain on
   investments sold .....................                --                   --             (857,697)                  --
                                                 ----------           ----------           ----------           ----------
   Total Distributions to Shareholders ..              (229)                  --             (918,264)             (13,491)
                                                 ----------           ----------           ----------           ----------

From Portfolio Share Transactions: **
  Shares sold ...........................         3,168,688              900,621           10,734,873            1,929,951
  Shares issued to shareholders in
   reinvestment of distributions ........               229                   --              918,083               13,491
                                                 ----------           ----------           ----------           ----------
                                                  3,168,917              900,621           11,652,956            1,943,442
  Less shares repurchased ...............        (1,597,977)          (1,901,211)          (9,672,795)          (2,787,477)
                                                 ----------           ----------           ----------           ----------
   Net Increase (Decrease) ..............         1,570,940           (1,000,590)           1,980,161             (844,035)
                                                 ----------           ----------           ----------           ----------

Net Assets:
  Beginning of period ...................           999,496            3,102,207            6,010,582            9,548,830
                                                 ----------           ----------           ----------           ----------
  End of period (including undistributed
   net investment income (distributions
   in excess of net investment income) of
   ($16), ($6,611), $2,997, $9,812,
   ($6,246) and $61,158, respectively) ..        $3,102,207           $1,603,077           $9,548,830           $6,244,886
                                                 ==========           ==========           ==========           ==========

* Distributions to Shareholders:
  Per share dividends from net investment
   income ...............................           $0.0009                   --              $0.0962              $0.0173
                                                 ----------           ----------           ----------           ----------
  Per share distributions from net
   realized gain on investments sold ....                --                   --              $1.2633                   --
                                                 ----------           ----------           ----------           ----------

** Analysis of Portfolio Share
   Transactions:
  Shares sold ...........................           312,919               76,896              907,426              169,798
  Shares issued to shareholders in
   reinvestment of distributions ........                22                   --               89,116                1,193
                                                 ----------           ----------           ----------           ----------
                                                    312,941               76,896              996,542              170,991
  Less shares repurchased ...............          (156,837)            (156,884)            (824,315)            (245,184)
                                                 ----------           ----------           ----------           ----------
   Net Increase (Decrease) ..............           156,104              (79,988)             172,227              (74,193)
                                                 ==========           ==========           ==========           ==========

                                                     INTERNATIONAL
                                                      EQUITY FUND
                                             ------------------------------
                                              YEAR ENDED   SIX MONTHS ENDED
                                             FEBRUARY 28,   AUGUST 31, 1998
Increase (Decrease) in Net Assets:               1998         (UNAUDITED)
                                             ------------  ----------------
From Operations:
  Net investment income (loss) ...........       $41,542        $67,404
  Net realized gain (loss) on investments
   sold and foreign currency transactions       (278,948)       288,999
  Change in net unrealized appreciation
   (depreciation) of investments and
   foreign currency transactions .........       292,145       (862,173)
                                              ----------     ----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations ...........        54,739       (505,770)
                                              ----------     ----------
Distributions to Shareholders: *
  Dividends from net investment income ...        (5,208)            --
  Distributions from net realized gain on
   investments sold ......................            --             --
                                              ----------     ----------
   Total Distributions to Shareholders ...        (5,208)            --
                                              ----------     ----------

From Portfolio Share Transactions: **
  Shares sold ............................    12,446,539      2,355,932
  Shares issued to shareholders in
   reinvestment of distributions .........         5,208             --
                                              ----------     ----------
                                              12,451,747      2,355,932
  Less shares repurchased ................    (8,722,378)    (2,021,335)
                                              ----------     ----------
   Net Increase (Decrease) ...............     3,729,369        334,597
                                              ----------     ----------

Net Assets:
  Beginning of period ....................     4,203,967      7,982,867
                                              ----------     ----------
  End of period (including undistributed
   net investment income (distributions
   in excess of net investment income) of
   ($16), ($6,611), $2,997, $9,812,
   ($6,246) and $61,158, respectively) ...    $7,982,867     $7,811,694
                                              ==========     ==========

* Distributions to Shareholders:
  Per share dividends from net investment
   income ................................       $0.0064             --
                                              ----------     ----------
  Per share distributions from net
   realized gain on investments sold .....            --             --
                                              ----------     ----------

** Analysis of Portfolio Share
   Transactions:
  Shares sold ............................     1,326,050        226,303
  Shares issued to shareholders in
   reinvestment of distributions .........           604             --
                                              ----------     ----------
                                               1,326,654        226,303
  Less shares repurchased ................      (947,485)      (196,897)
                                              ----------     ----------
   Net Increase (Decrease) ...............       379,169         29,406
                                              ==========     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                         PERIOD FROM MARCH 30, 1995     YEAR ENDED FEBRUARY 28,   SIX MONTHS ENDED
                                                        (COMMENCEMENT OF OPERATIONS)    -----------------------   AUGUST 31, 1998
                                                            TO FEBRUARY 29, 1996           1997        1998         (UNAUDITED)
                                                        ----------------------------     -------     -------      ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................            $8.50                  $8.64       $8.54             $8.83
                                                                  -------                -------     -------           -------
  Net Investment Income (6) ............................             0.51                   0.60        0.59              0.30
  Net Realized and Unrealized Gain (Loss) on Investments             0.16                  (0.09)       0.34              0.11
                                                                  -------                -------     -------           -------
     Total from Investment Operations ..................             0.67                   0.51        0.93              0.41
                                                                  -------                -------     -------           -------

  Less Distributions:
   Dividends from Net Investment Income ................            (0.51)                 (0.60)      (0.59)            (0.30)
   Distributions in Excess of Net Investment Income ....               --                     --       (0.00)(8)            --
   Distributions from Net Realized Gain on Investments
    Sold ...............................................            (0.02)                 (0.01)      (0.05)               --
                                                                  -------                -------     -------           -------
     Total Distributions ...............................            (0.53)                 (0.61)      (0.64)            (0.30)
                                                                  -------                -------     -------           -------
  Net Asset Value, End of Period .......................            $8.64                  $8.54       $8.83             $8.94
                                                                  =======                =======     =======           =======
  Total Investment Return at Net Asset Value (5) .......             7.76%(3)               6.17%      11.25%             4.45%(3)
  Total Adjusted Investment Return at Net Asset
   Value (5,7) .........................................            (0.46%)(3)              2.72%       9.21%             3.49%(3)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............           $1,171                 $2,191      $5,158            $5,804
  Ratio of Expenses to Average Net Assets ..............             0.65%(2)               0.60%       0.60%             0.60%(2)
  Ratio of Adjusted Expenses to Average Net Assets (1,4)             9.60%(2)               4.05%       2.64%             2.51%(2)
  Ratio of Net Investment Income to Average Net Assets               6.53%(2)               7.10%       6.78%             6.41%(2)
  Ratio of Adjusted Net Investment Income (Loss) to
   Average Net Assets (1,4) ............................            (2.42%)(2)              3.65%       4.74%             4.50%(2)
  Portfolio Turnover Rate ..............................               71%                   136%        230%              210%
  Fee Reduction Per Share (6) ..........................            $0.75                  $0.30       $0.18             $0.08

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Total investment return assumes dividend reinvestment.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.
  (8) Less than $0.01 per share.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Global Bond Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                         PERIOD FROM APRIL 19, 1995   YEAR ENDED FEBRUARY 28,     SIX MONTHS ENDED
                                                        (COMMENCEMENT OF OPERATIONS)  -----------------------     AUGUST 31, 1998
                                                            TO FEBRUARY 29, 1996         1997        1998           (UNAUDITED)
                                                        ---------------------------    -------     -------        ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................            $8.50                 $8.46       $8.22              $8.16
                                                                  -------               -------     -------            -------
  Net Investment Income (6) ............................             0.41                  0.52        0.48               0.22
  Net Realized and Unrealized Loss on Investments and
   Foreign Currency Transactions .......................            (0.04)                (0.24)      (0.03)             (0.17)
                                                                  -------               -------     -------            -------
     Total from Investment Operations ..................             0.37                  0.28        0.45               0.05
                                                                  -------               -------     -------            -------

  Less Distributions:
   Dividends from Net Investment Income ................            (0.41)                (0.35)      (0.48)             (0.22)
   Distributions from Net Realized Gain on Investments
    Sold ...............................................               --                    --       (0.03)                --
   Distributions from Capital Paid-in ..................               --                 (0.17)         --                 --
                                                                  -------               -------     -------            -------
     Total Distributions ...............................            (0.41)                (0.52)      (0.51)             (0.22)
                                                                  -------               -------     -------            -------
  Net Asset Value, End of Period .......................            $8.46                 $8.22       $8.16              $7.99
                                                                  =======               =======     =======            =======
  Total Investment Return at Net Asset Value (5) .......             4.37%(3)              3.39%       5.62%              0.62%(3)
  Total Adjusted Investment Return at Net Asset
   Value (5,7) .........................................           (54.55%)(3)            (2.93%)      4.30%              0.31%(3)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............             $217                $1,026      $9,960             $9,676
  Ratio of Expenses to Average Net Assets ..............             0.91%(2)              0.85%       0.85%              0.85%(2)
  Ratio of Adjusted Expenses to Average Net Assets (1,4)            69.15%(2)              7.17%       2.17%              1.46%(2)
  Ratio of Net Investment Income to Average Net Assets .             5.91%(2)              6.26%       5.44%              5.35%(2)
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (1,4) ...........................           (62.33%)(2)            (0.06%)      4.12%              4.74%(2)
  Portfolio Turnover Rate ..............................              129%                  119%        123%                54%
  Fee Reduction Per Share (6) ..........................            $5.35                 $0.56       $0.11              $0.02

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Total investment return assumes dividend reinvestment.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                         PERIOD FROM MARCH 30, 1995   YEAR ENDED FEBRUARY 28,      SIX MONTHS ENDED
                                                        (COMMENCEMENT OF OPERATIONS)  -----------------------      AUGUST 31, 1998
                                                            TO FEBRUARY 29, 1996          1997        1998           (UNAUDITED)
                                                        ---------------------------     -------     -------        ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................            $8.50                $10.15      $11.91             $14.92
                                                                  -------               -------     -------            -------
  Net Investment Income (6) ............................             0.23                  0.21        0.18               0.08
  Net Realized and Unrealized Gain (Loss) on Investments             1.68                  1.92        3.92              (2.18)
                                                                  -------               -------     -------            -------
     Total from Investment Operations ..................             1.91                  2.13        4.10              (2.10)
                                                                  -------               -------     -------            -------

  Less Distributions:
   Dividends from Net Investment Income ................            (0.19)                (0.18)      (0.17)             (0.08)
   Distributions from Net Realized Gain on Investments
    Sold ...............................................            (0.07)                (0.19)      (0.92)                --
                                                                  -------               -------     -------            -------
     Total Distributions ...............................            (0.26)                (0.37)      (1.09)             (0.08)
                                                                  -------               -------     -------            -------
  Net Asset Value, End of Period .......................           $10.15                $11.91      $14.92             $12.74
                                                                  =======               =======     =======            =======
  Total Investment Return at Net Asset Value (5) .......            22.79%(3)             21.26%      35.55%            (14.18%)(3)
  Total Adjusted Investment Return at Net Asset
   Value (5,7) .........................................            19.79%(3)             20.07%      35.23%            (14.32%)(3)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............           $3,319                $8,668     $20,884            $16,627
  Ratio of Expenses to Average Net Assets ..............             0.75%(2)              0.70%       0.70%              0.70%(2)
  Ratio of Adjusted Expenses to Average Net Assets (1,4)             4.02%(2)              1.89%       1.02%              0.97%(2)
  Ratio of Net Investment Income to Average Net Assets .             2.51%(2)              1.94%       1.31%              0.96%(2)
  Ratio of Adjusted Net Investment Income (Loss) to
   Average Net Assets (1,4) ............................            (0.76%)(2)             0.75%       0.99%              0.69%(2)
  Portfolio Turnover Rate ..............................               70%                   37%         77%                34%
  Fee Reduction Per Share (6) ..........................            $0.30                 $0.13       $0.04              $0.02

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Total investment return assumes dividend reinvestment.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds -- Institutional Series Trust -- Multi-Sector Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                         PERIOD FROM APRIL 11, 1995   YEAR ENDED FEBRUARY 28,      SIX MONTHS ENDED
                                                        (COMMENCEMENT OF OPERATIONS)  -----------------------      AUGUST 31, 1998
                                                            TO FEBRUARY 29, 1996          1997        1998           (UNAUDITED)
                                                        ---------------------------     -------     -------        ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................            $8.50                $10.69      $12.67             $13.51
                                                                  -------               -------     -------            -------
  Net Investment Income (Loss) (6) .....................            (0.01)                 0.01        0.00(7)            0.00(7)
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions ...................             2.22                  2.02        2.06              (3.00)
                                                                  -------               -------     -------            -------
     Total from Investment Operations ..................             2.21                  2.03        2.06              (3.00)
                                                                  -------               -------     -------            -------

  Less Distributions:
   Dividends from Net Investment Income ................            (0.02)                   --       (0.00)(7)             --
   Distributions from Net Realized Gain on
    Investments Sold ...................................               --                 (0.05)      (1.22)                --
                                                                  -------               -------     -------            -------
     Total Distributions ...............................            (0.02)                (0.05)      (1.22)                --
                                                                  -------               -------     -------            -------
  Net Asset Value, End of Period .......................           $10.69                $12.67      $13.51             $10.51
                                                                  =======               =======     =======            =======
  Total Investment Return at Net Asset Value (5) .......           $25.98%(3)             19.00%      17.39%            (22.21%)(3)
  Total Adjusted Investment Return at Net Asset
   Value (5,8) .........................................            23.70%(3)             18.48%      17.19%            (22.30%)(3)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............           $8,399               $29,085     $40,302            $27,821
  Ratio of Expenses to Average Net Assets ..............             0.93%(2)              0.90%       0.90%              0.90%(2)
  Ratio of Adjusted Expenses to Average Net Assets (1,4)             3.51%(2)              1.42%       1.10%              1.07%(2)
  Ratio of Net Investment Income (Loss) to Average
   Net Assets ..........................................            (0.10%)(2)             0.06%       0.03%             (0.02%)(2)
  Ratio of Adjusted Net Investment Loss to Average
   Net Assets (1,4) ....................................            (2.68%)(2)            (0.46%)     (0.17%)            (0.19%)(2)
  Portfolio Turnover Rate ..............................              189%                  281%        341%                52%
  Fee Reduction Per Share (6) ..........................            $0.23                 $0.06       $0.03              $0.01

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Total investment return assumes dividend reinvestment.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) Less than $0.01 per share.
  (8) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Growth Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                 PERIOD FROM MAY 2, 1996      YEAR ENDED           SIX MONTHS ENDED
                                                               (COMMENCEMENT OF OPERATIONS)  FEBRUARY 28,          AUGUST 31, 1998
                                                                   TO FEBRUARY 28, 1997          1998                 (UNAUDITED)
                                                               ----------------------------  ------------          ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................              $8.50                   $9.24                 $11.74
                                                                        -------                 -------                -------
  Net Investment Income (Loss) (5) .........................               0.03                   (0.03)                 (0.03)
  Net Realized and Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions ...........................               0.73                    2.53                  (3.01)
                                                                        -------                 -------                -------
     Total from Investment Operations ......................               0.76                    2.50                  (3.04)
                                                                        -------                 -------                -------

  Less Distributions:
   Dividends from Net Investment Income ....................              (0.02)                  (0.00)(6)                 --
                                                                        -------                 -------                -------
  Net Asset Value, End of Period ...........................              $9.24                  $11.74                  $8.70
                                                                        =======                 =======                =======
  Total Investment Return at Net Asset Value (7) ...........               8.89%(3)               27.07%                (25.89%)(3)
  Total Adjusted Investment Return at Net Asset Value (7,8)               (3.84%)(3)              23.92%                (27.56%)(3)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................               $999                  $3,102                 $1,603
  Ratio of Expenses to Average Net Assets ..................               0.90%(2)                0.90%                  0.90%(2)
  Ratio of Adjusted Expenses to Average Net Assets (1,4) ...              16.24%(2)                4.05%                  4.22%(2)
  Ratio of Net Investment Income (Loss) to Average
   Net Assets ..............................................               0.35%(2)               (0.25%)                (0.57%)(2)
  Ratio of Adjusted Net Investment Loss to Average
   Net Assets (1,4) ........................................             (14.99%)(2)              (3.40%)                (3.89%)(2)
  Portfolio Turnover Rate ..................................                 92%                    117%                    57%
  Fee Reduction Per Share (5) ..............................              $1.22                   $0.34                  $0.19

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Based on the average of the shares outstanding at the end of each month.
  (6) Less than $0.01 per share.
  (7) Total investment return assumes dividend reinvestment.
  (8) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Value Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                         PERIOD FROM APRIL 19, 1995   YEAR ENDED FEBRUARY 28,      SIX MONTHS ENDED
                                                        (COMMENCEMENT OF OPERATIONS)  -----------------------      AUGUST 31, 1998
                                                            TO FEBRUARY 29, 1996          1997        1998           (UNAUDITED)
                                                        ---------------------------     -------     -------        ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................            $8.50                 $9.09       $9.38             $11.74
                                                                  -------               -------     -------            -------
  Net Investment Income (6) ............................             0.17                  0.14        0.07               0.03
  Net Realized and Unrealized Gain (Loss) on Investments             0.56                  1.08        3.65              (3.30)
                                                                  -------               -------     -------            -------
     Total from Investment Operations ..................             0.73                  1.22        3.72              (3.27)
                                                                  -------               -------     -------            -------

  Less Distributions:
   Dividends from Net Investment Income ................            (0.14)                (0.12)      (0.10)             (0.02)
   Distributions from Net Realized Gain on Investments
    Sold ...............................................               --                 (0.81)      (1.26)                --
                                                                  -------               -------     -------            -------
     Total Distributions ...............................            (0.14)                (0.93)      (1.36)             (0.02)
                                                                  -------               -------     -------            -------
  Net Asset Value, End of Period .......................            $9.09                 $9.38      $11.74              $8.45
                                                                  =======               =======     =======            =======
  Total Investment Return at Net Asset Value (5) .......             8.61%(3)             13.78%      41.81%            (27.91%)(3)
  Total Adjusted Investment Return at Net Asset
   Value (5,7) .........................................             5.40%(3)             12.75%      41.19%            (28.22%)(3)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............           $5,293                $6,011      $9,549             $6,245
  Ratio of Expenses to Average Net Assets ..............             0.83%(2)              0.80%       0.80%              0.80%(2)
  Ratio of Adjusted Expenses to Average Net Assets (1,4)             4.55%(2)              1.83%       1.42%              1.42%(2)
  Ratio of Net Investment Income to Average Net Assets .             2.04%(2)              1.46%       0.62%              0.46%(2)
  Ratio of Adjusted Net Investment Income (Loss) to
   Average Net Assets (1,4) ............................            (1.68%)(2)             0.43%       0.00%             (0.16%)(2)
  Portfolio Turnover Rate ..............................                0%                   96%        216%                53%
  Fee Reduction Per Share (6) ..........................            $0.30                 $0.10       $0.07              $0.04

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Total investment return assumes dividend reinvestment.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                         PERIOD FROM MARCH 30, 1995   YEAR ENDED FEBRUARY 28,      SIX MONTHS ENDED
                                                        (COMMENCEMENT OF OPERATIONS)  -----------------------      AUGUST 31, 1998
                                                            TO FEBRUARY 29, 1996          1997        1998           (UNAUDITED)
                                                        ---------------------------     -------     -------        ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................            $8.50                 $9.24       $9.35              $9.63
                                                                  -------               -------     -------            -------
  Net Investment Income (6) ............................             0.15                  0.12        0.06               0.08
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions ...................             0.68                  0.14        0.23              (0.61)
                                                                  -------               -------     -------            -------
     Total from Investment Operations ..................             0.83                  0.26        0.29              (0.53)
                                                                  -------               -------     -------            -------

  Less Distributions:
   Dividends from Net Investment Income ................            (0.08)                (0.10)      (0.01)                --
   Distributions from Net Realized Gain on
    Investments Sold ...................................            (0.01)                (0.05)         --                 --
                                                                  -------               -------     -------            -------
     Total Distributions ...............................            (0.09)                (0.15)      (0.01)                --
                                                                  -------               -------     -------            -------
  Net Asset Value, End of Period .......................            $9.24                 $9.35       $9.63              $9.10
                                                                  =======               =======     =======            =======
  Total Investment Return at Net Asset Value (5) .......             9.81%(3)              2.79%       3.07%             (5.50%)(3)
  Total Adjusted Investment Return at Net Asset
   Value (5,7) .........................................             3.26%(3)              0.47%       2.05%             (6.40%)(3)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............           $2,897                $4,204      $7,983             $7,812
  Ratio of Expenses to Average Net Assets ..............             1.05%(2)              1.00%       1.00%              1.00%(2)
  Ratio of Adjusted Expenses to Average Net Assets (1,4)             8.19%(2)              3.32%       2.02%              2.78%(2)
  Ratio of Net Investment Income to Average Net Assets .             1.75%(2)              1.26%       0.60%              1.51%(2)
  Ratio of Adjusted Net Investment Loss to Average Net
   Assets (1,4) ........................................            (5.39%)(2)            (1.06%)     (0.42%)            (0.27%)(2)
  Portfolio Turnover Rate ..............................               59%                   68%        125%                49%
  Fee Reduction Per Share (6) ..........................            $0.60                 $0.22       $0.10              $0.09

  (1) Unreimbursed, without fee reduction.
  (2) Annualized.
  (3) Not annualized.
  (4) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
  (5) Total investment return assumes dividend reinvestment.
  (6) Based on the average of the shares outstanding at the end of each month.
  (7) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Schedule of Investments
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Active Bond Fund on August 31, 1998. It's divided into three main categories: bonds, warrants and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                          PAR VALUE
                                                        INTEREST  CREDIT    (000s   MARKET
ISSUER, DESCRIPTION                                       RATE    RATING*  OMITTED)  VALUE
-------------------                                     --------  ------- --------- ------
BONDS
Automobile/Trucks (0.36%)
  ERAC USA Finance Co.,
   Note 02-15-05 (R) .............................        6.625%   BBB       $21   $20,822
                                                                                   -------
Banks - Foreign (1.33%)
  RBSG Capital Corp.,
   Gtd Cap Note 03-01-04 .........................       10.125    A+         30    35,482
  Scotland International Finance No. 2 B.V.,
   Gtd Sub Note (Netherlands) 11-01-06 (R) (Y) ...        8.850    A+         35    41,552
                                                                                   -------
                                                                                    77,034
                                                                                   -------
Banks - United States (1.33%)
  Banc One Corp.,
   Sub Deb 10-15-26 ..............................        7.625    A+         10    10,848
  Barclays North American Capital Corp.,
   Gtd Cap Note 05-15-21 .........................        9.750    AA-        25    28,210
  National Westminster Bank Plc - New York Branch,
   Sub Note 05-01-01 .............................        9.450    AA-        15    16,359
  NB Capital Trust IV,
   Gtd Cap Security 04-15-27 .....................        8.250    A-         20    21,556
                                                                                   -------
                                                                                    76,973
                                                                                   -------
Broker Services (0.26%)
  Salomon Smith Barney Holdings, Inc.,
   Note 10-15-02 .................................        6.500    A          15    15,250
                                                                                   -------
Building (0.11%)
  Nortek, Inc.,
   Sr Note 08-01-08 (R) ..........................        8.875    B+          7     6,597
                                                                                   -------
Electronics (0.03%)
  Zilog, Inc.,
   Sr Sec Note 03-01-05 (R) ......................        9.500    B-          3     1,560
                                                                                   -------
Energy (0.88%)
  AES Corp.,
   Sr Sub Note 07-15-06 ..........................       10.250    B+         17    17,170
   Sr Sub Note 08-15-07 ..........................        8.375    B+         12    10,800
  CalEnergy Company, Inc.,
   Sr Note 09-15-06 ..............................        9.500    BB+        15    17,232
  P & L Coal Holdings Corp.,
   Sr Sub Note 05-15-08 (R) ......................        9.625    B           6     5,700
                                                                                   -------
                                                                                    50,902
                                                                                   -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                    PAR VALUE
                                                  INTEREST  CREDIT    (000s     MARKET
ISSUER, DESCRIPTION                                 RATE    RATING*  OMITTED)    VALUE
-------------------                               --------  ------- ---------   ------
Finance (5.60%)
  Citibank Credit Card Master Trust I,
   Pass Thru Ctf Ser 1997-7 Class A 08-15-02        6.350%   AAA       $55      $55,808
  Constitution Capital Trust I,
   Gtd Cap Security 04-15-27 (R) ...........        9.150    BBB         6        7,066
  ContiFinancial Corp.,
   Sr Note 03-15-02 ........................        7.500    BB         12       11,622
  DR Investments,
   Sr Note 05-15-07 (R) ....................        7.450    A-         20       21,462
  EES Coke Battery Company, Inc.,
   Sr Sec Note Ser A 04-15-02 (R) ..........        7.125    BBB         8        8,748
  Ford Capital B.V.,
   Gtd Deb 05-15-02 ........................        9.875    A          35       39,446
  General Motors Acceptance Corp.,
   Medium Term Note 04-06-00 ...............        5.850    A2         55       55,146
  JCP Master Credit Card Trust,
   Pass Thru Ctf Ser C Class A 06-15-00 ....        9.625    AA+        55       58,674
  United Companies Financial Corp.,
   Sr Note 01-15-04 ........................        7.700    BB+         5        5,056
  WMC Finance (USA) Ltd.,
   Gtd Note (Australia) 11-15-03 (Y) .......        6.500    A          55       54,465
  Yanacocha Receivables Master Trust,
   Pass Thru Cert Ser 1997-A 06-15-05 (R) ..        8.400    BBB-        8        7,344
                                                                             ----------
                                                                                324,837
                                                                             ----------
Glass Products (0.08%)
  Vicap S.A. de C.V.,
   Gtd Sr Note (Mexico) 05-15-07 (R) (Y) ...       11.375    B+          7        4,900
                                                                             ----------
Government - Foreign (0.08%)
  Panama, Republic of,
   Note (Panama) 02-13-02 (R) (Y) ..........        7.875    BB+         5        4,350
                                                                             ----------
Government - U.S. (49.99%)
  United States Treasury,
   Bond 08-15-17 ...........................        8.875    AAA       162      227,281
   Bond 02-15-23 ...........................        7.125    AAA       676      827,255
   Note 05-15-01 ...........................        8.000    AAA       297      319,183
   Note 05-15-02 ...........................        7.500    AAA       406      439,178
   Note 08-15-03 ...........................        5.750    AAA       322      332,162
   Note 02-15-05 ...........................        7.500    AAA       354      400,905
   Note 07-15-06 ...........................        7.000    AAA       317      355,237
                                                                             ----------
                                                                              2,901,201
                                                                             ----------
Government - U.S. Agencies (5.72%)
  Federal Home Loan Mortgage Corp.,
   CMO REMIC 1601 10-15-08 .................        6.000    AAA        25       25,367

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                     PAR VALUE
                                                                   INTEREST  CREDIT    (000s     MARKET
ISSUER, DESCRIPTION                                                  RATE    RATING*  OMITTED)    VALUE
-------------------                                                --------  ------- ---------   ------
Government - U.S. Agencies (continued)
  Federal National Mortgage Assn.,
   15 Yr Pass Thru Ctf 02-15-13+ ............................        6.500%   AAA         $50    $50,609
   30 Yr Pass Thru Ctf 03-01-24+ ............................        6.500    AAA         130    130,488
   30 Yr Pass Thru Ctf 01-01-28 .............................        6.000    AAA          25     24,262
   Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22 .............        6.940    AAA           7      6,986
  Government National Mortgage Assn.,
   30 Yr Pass Thru Ctf 11-15-24 to 08-15-26 .................        8.000    AAA          91     94,449
                                                                                                --------
                                                                                                 332,161
                                                                                                --------
Insurance (3.56%)
  Conseco, Inc.,
   Note 06-15-05 ............................................        6.800    BBB          15     14,891
  Equitable Life Assurance Society of the United States,
   Surplus Note 12-01-05 (R) ................................        6.950    A            10     10,436
  Fairfax Financial Holdings Ltd.,
   Note (Canada) 04-15-26 (Y) ...............................        8.300    BBB+         25     27,204
  Liberty Mutual Insurance Co.,
   Surplus Note 05-04-07 (R) ................................        8.200    A+           35     40,086
   Surplus Note 10-15-26 (R) ................................        7.875    A2           15     17,433
  Massachusetts Mutual Life Insurance Co.,
   Surplus Note 11-15-23 (R) ................................        7.625    AA           15     17,522
  NAC Re Corp.,
   Note 06-15-99 ............................................        8.000    A-            5      5,085
  New York Life Insurance Co.,
   Surplus Note 12-15-23 (R) ................................        7.500    AA-          15     15,828
  Phoenix Home Life Mutual Insurance Co.,
   Surplus Note 12-01-06 (R) ................................        6.950    A+           15     15,528
  Sun Canada Financial Co.,
   Gtd Sub Note 12-15-07 (R) ................................        6.625    AA           20     20,450
  URC Holdings Corp.,
   Sr Note 06-30-06 (R) .....................................        7.875    A-           20     21,891
                                                                                                --------
                                                                                                 206,354
                                                                                                --------
Leisure (0.67%)
  HMH Properties, Inc.,
   Gtd Sr Sec Note Ser A 08-01-05 ...........................        7.875    BB           15     14,250
  Sun International Hotels Ltd.,
   Gtd Sr Sub Note (Bahamas) 03-15-07 (Y) ...................        9.000    B+            7      7,140
   Gtd Sr Sub Note (Bahamas) 12-15-07 (Y) ...................        8.625    B+            7      7,000
  Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
   Sr Note 06-15-05 .........................................       15.500    B-           10     10,500
                                                                                                --------
                                                                                                  38,890
                                                                                                --------
Manufacturing (0.11%)
  Globe Manufacturing Corp.,
   Sr Sub Note 08-01-08 (R) .................................       10.000    B2            7      6,510
                                                                                                --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                          PAR VALUE
                                                                      INTEREST  CREDIT      (000s    MARKET
ISSUER, DESCRIPTION                                                     RATE    RATING*    OMITTED)   VALUE
-------------------                                                   --------  -------   ---------  ------
Media (2.85%)
  Adelphia Communications Corp.,
   Sr Note 07-15-03 (R) .......................................         8.125%   B            $8     $7,720
   Sr Note Ser B 10-01-02 .....................................         9.250    B2           15     15,150
  Clear Channel Communications, Inc.,
   Deb 10-15-27 ...............................................         7.250    BBB-          5      4,894
  Garden State Newspapers, Inc.,
   Sr Sub Note Ser B 10-01-09 .................................         8.750    B+            8      7,600
  Le Groupe Videotron Ltee,
   Sr Note (Canada) 02-15-05 (Y) ..............................        10.625    BBB-         25     27,362
  News America Holdings Inc.,
   Gtd Sr Deb 08-10-18 ........................................         8.250    BBB-         16     17,508
  OpTel, Inc.,
   Sr Note 07-01-08 (R) .......................................        11.500    B-            5      4,750
  Rogers Cablesystems Ltd.,
   Sr Sec 2nd Priority Note (Canada) 08-01-02 (Y) .............         9.625    BB+          29     30,015
  SFX Broadcasting, Inc.,
   Sr Sub Note Ser B 05-15-06 .................................        10.750    B-           10     10,650
  TeleWest Communications Plc,
   Sr Deb (United Kingdom) 10-01-06 (Y) .......................         9.625    B+            5      4,850
  Time Warner, Inc.,
   Deb 01-15-13 ...............................................         9.125    BBB-         16     18,696
  TKR Cable I, Inc.,
   Sr Deb 10-30-07 ............................................        10.500    BBB-         15     16,483
                                                                                                   --------
                                                                                                    165,678
                                                                                                   --------
Medical (1.21%)
  Dynacare, Inc.,
   Sr Note (Canada) 01-15-06 (Y) ..............................        10.750    B+            8      7,840
  Fresenius Medical Care Capital Trust II,
   Gtd Trust Preferred Security 02-01-08 ......................         7.875    B+           15     13,650
  Integrated Health Services, Inc.,
   Sr Sub Note 01-15-08 .......................................         9.250    B-           16     15,040
  Quest Diagnostics, Inc.,
   Sr Sub Note 12-15-06 .......................................        10.750    B+            6      6,600
  Sola International, Inc.,
   Note 03-15-08 ..............................................         6.875    BBB-         10      9,893
  Tenet Healthcare Corp.,
   Sr Sub Note 01-15-07 .......................................         8.625    BB-          12     12,000
  Watson Pharmaceuticals, Inc.,
   Sr Note 05-15-08 ...........................................         7.125    BBB-          5      5,000
                                                                                                   --------
                                                                                                     70,023
                                                                                                   --------
Mortgage Banking (4.99%)
  ContiMortgage Home Equity Loan Trust,
   Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25 ................         8.100    AAA          15     15,651
  Credit Suisse First Boston Mortgage Securities Corp.,
   Commercial Mtg Pass Thru Ctf Ser 1998-C1 Class A-1A 12-17-07         6.260    AAA          20     20,126

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                PAR VALUE
                                                            INTEREST  CREDIT      (000s    MARKET
ISSUER, DESCRIPTION                                           RATE    RATING*    OMITTED)   VALUE
-------------------                                         --------  -------   ---------  ------
Mortgage Banking (continued)
  EQCC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-3 Class A-9 02-15-29 ......         6.570%   AAA         $40    $41,088
  GMAC Commercial Mortgage Securities, Inc.,
   Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07 .....         6.566    Aaa          25     24,963
  Homeside Lending, Inc.,
   Sr Med Term Note 05-15-03 ........................         6.200    A+           20     20,176
  IMC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1998-1 Class A-4 03-20-25 ......         6.600    AAA          20     20,264
  Money Store Home Equity Trust (The),
   Pass Thru Ctf Ser 1997-D Class AF-7 12-15-38 .....         6.485    AAA          24     24,675
  Morgan Stanley Capital I, Inc.,
   Pass Thru Ctf Ser 1997-WFI Class A-1 10-15-06 ....         6.830    AAA          78     80,615
  Salomon Brothers Mortgage Securities VII, Inc.,
   Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24         6.750    Aaa          11     11,323
  UCFC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-A1 Class A-8 06-15-28 .....         7.220    AAA          30     30,938
                                                                                         --------
                                                                                          289,819
                                                                                         --------
Oil & Gas (0.61%)
  Camuzzi Gas Pampeana S.A.,
   Bond (Argentina) 12-15-01 (Y) ....................         9.250    BBB-         11      9,790
  Norsk Hydro ASA,
   Deb (Norway) 10-01-16 (Y) ........................         7.500    A            20     20,734
  Petroleum Geo-Services,
   Sr Note (Norway) 03-30-08 (Y) ....................         6.625    BBB           5      4,894
                                                                                         --------
                                                                                           35,418
                                                                                         --------
Paper & Paper Products (0.34%)
  Fort James Corp.,
   Sr Note 09-15-02 .................................         6.500    BBB-         10     10,021
  Repap New Brunswick, Inc.,
   Sr Sec 2nd Priority Note (Canada) 04-15-05 (Y) ...        10.625    CCC+          5      4,350
  S.D. Warren Co.,
   Sr Sub Note Ser B 12-15-04 .......................        12.000    B+            5      5,450
                                                                                         --------
                                                                                           19,821
                                                                                         --------
Real Estate Investment Trust (0.69%)
  American Health Properties, Inc.,
   Note 01-15-07 ....................................         7.500    BBB-         20     19,953
  Liberty Property L.P.,
   Med Term Note 06-05-02 ...........................         6.600    BBB-         10      9,942
  TriNet Corporate Realty Trust, Inc.,
   Note 05-15-01 ....................................         7.300    BBB-         10     10,188
                                                                                         --------
                                                                                           40,083
                                                                                         --------
Retail (0.21%)
  Southern Foods/SFG Capital Corp.,
   Sr Sub Note 09-01-07 .............................         9.875    B            12     12,180
                                                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                     PAR VALUE
                                                                  INTEREST  CREDIT     (000s     MARKET
ISSUER, DESCRIPTION                                                 RATE    RATING*   OMITTED)    VALUE
-------------------                                               --------  -------  ---------   ------
Steel (0.25%)
  Bayou Steel Corp.,
   1st Mtg Bond 05-15-08 (R) ..............................         9.500%   B           $10     $9,100
  IVACO, Inc.,
   Sr Note (Canada) 09-15-05 (Y) ..........................        11.500    B+            5      5,275
                                                                                               --------
                                                                                                 14,375
                                                                                               --------
Telecommunications (1.85%)
  Axia, Inc.,
   Sr Sub Note 07-15-08 (R) ...............................        10.750    B-            5      4,725
  Call-Net Enterprises, Inc.,
   Sr Note (Canada) 08-15-08 (Y) ..........................         8.000    BB-           7      6,510
  FLAG Ltd.,
   Sr Note (Bermuda) 01-30-08 (Y) .........................         8.250    B+           15     13,950
  MetroNet Communications Corp.,
   Sr Note (Canada) 08-15-07 (Y) ..........................        12.000    B            10     10,600
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon (9.75%, 02-15-99) 08-15-04 (A)          Zero    CCC+         18     17,505
   Sr Disc Note, Step Coupon (9.95%, 02-15-03) 02-15-08 (A)          Zero    CCC+         12      6,840
  NEXTLINK Communications, Inc.,
   Sr Note 03-15-08 .......................................         9.000    B             5      4,925
  NorthEast Optic Network, Inc.,
   Sr Note 08-15-08 .......................................        12.750    B-            9      8,640
  Orange Plc,
   Sr Note (United Kingdom) 08-01-08 (Y) ..................         8.000    B+            9      8,100
  Qwest Communications International, Inc.,
   Sr Note Ser B 04-01-07 .................................        10.875    BB+           6      6,720
  Teligent, Inc.,
   Sr Note 12-01-07 .......................................        11.500    CCC          12     11,040
  WinStar Communications, Inc.,
   Sr Sub Note 03-15-08 (R) ...............................        10.000    CCC          10      8,000
                                                                                               --------
                                                                                                107,555
                                                                                               --------
Textile (0.41%)
  Tropical Sportswear International Corp.,
   Sr Sub Note 06-15-08 (R) ...............................        11.000    B-           10      9,400
  Unifi, Inc.,
   Note Ser B 02-01-08 ....................................         6.500    A-           15     14,629
                                                                                               --------
                                                                                                 24,029
                                                                                               --------
Tobacco (0.85%)
  Philip Morris Companies, Inc.,
   Note 08-15-02 ..........................................         7.125    A            20     20,685
  RJR Nabisco, Inc.,
   Note 12-01-02 ..........................................         8.625    BBB-         20     20,630
   Note 09-15-03 ..........................................         7.625    BBB-          8      7,921
                                                                                               --------
                                                                                                 49,236
                                                                                               --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                       PAR VALUE
                                                   INTEREST  CREDIT      (000s    MARKET
ISSUER, DESCRIPTION                                  RATE    RATING*    OMITTED)   VALUE
-------------------                                --------  -------   ---------  ------
Transport (2.53%)
  America West Airlines,
   Pass Thru Ctf Ser B 01-02-08 ............         6.930%   A-           $5     $4,648
  Continental Airlines, Inc.,
   Pass Thru Ctf Ser 972C 06-30-04 .........         7.206    BBB-         24     24,456
  Enterprises Shipholding Corp.,
   Sr Note (Greece) 05-01-08 (R) (Y) .......         8.875    BB           12     10,680
  Fine Air Services, Inc.,
   Sr Note 06-01-08 (R) ....................         9.875    B            15     13,800
  Northwest Airlines Corp.,
   Gtd Note 03-15-04 .......................         8.375    BB           15     15,787
   Pass Thru Ctf Ser 1996-1 01-02-15 .......         8.970    BBB-          5      5,471
  NWA Trust,
   Sr Note Ser A 06-21-14 ..................         9.250    A2           35     41,201
  U.S. Airways, Inc.,
   Pass Thru Ctf Ser 1990-A1 03-19-05 ......        11.200    BB           21     24,100
  Wisconsin Central Transportation Corp.,
   Note 04-15-08 ...........................         6.625    BBB-          7      6,895
                                                                                --------
                                                                                 147,038
                                                                                --------
Utilities (6.44%)
  Beaver Valley Funding Corp.,
   Sec Lease Oblig Bond 06-01-17 ...........         9.000    BB-          19     22,167
  BVPS II Funding Corp.,
   Collateralized Lease Bond 06-01-17 ......         8.890    BB-           7      8,050
  Calpine Corp.,
   Sr Note 04-01-08 (R) ....................         7.875    BB-           5      4,800
  CE Electric UK Funding Co.,
   Sr Note (United Kingdom) 12-30-07 (R) (Y)         6.995    Baa1         10     10,433
  Cleveland Electric Illuminating Co.,
   1st Mtg Bond Ser B 05-15-05 .............         9.500    BB+          35     38,110
   Sr Sec Note Ser D 11-01-17 ..............         7.880    BB+          20     21,548
  EIP Funding-PNM,
   Sec Fac Bond 10-01-12 ...................        10.250    Ba2          24     28,813
  Hydro-Quebec,
   Gtd Bond (Canada) 02-01-21 (Y) ..........         9.400    A+           15     19,474
   Gtd Bond (Canada) 01-15-22 (Y) ..........         8.400    A+           25     29,352
   Gtd Deb (Canada) 02-01-03 (Y) ...........         7.375    A+           25     26,362
  Iberdrola International B.V.,
   Note 10-01-02 ...........................         7.500    AA-          28     29,732
   Note (Spain) 06-01-03 (R) (Y) ...........         7.125    AA-          25     26,526
  Long Island Lighting Co.,
   Deb 07-15-19 ............................         8.900    A-            7      7,430
   Deb 11-01-22 ............................         9.000    A-           10     11,531
  Midland Cogeneration Venture L.P.,
   Sec Deb Ser C-91 07-23-02 ...............        10.330    BB-          16     16,725
  Niagara Mohawk Power Corp.,
   Sr Note Ser G 10-01-08 ..................         7.750    BB-          10      9,925

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                PAR VALUE
                                                          INTEREST    CREDIT      (000s      MARKET
ISSUER, DESCRIPTION                                         RATE      RATING*    OMITTED)     VALUE
-------------------                                       --------    -------   ---------    ------
Utilities (continued)
  North Atlantic Energy Corp.,
   1st Mtg Bond 06-01-02..........................          9.050%      B+           $14     $14,576
  Public Service Company of New Mexico,
   Sr Note Ser A 08-01-05.........................          7.100       BB+           10       9,800
  Puget Sound Energy Capital Trust I,
   Gtd Cap Security Ser B 06-01-27................          8.231       Baa2          10       9,901
  System Energy Resources, Inc.,
   1st Mtg Bond 08-01-01..........................          7.710       BBB-           5       5,184
  Waterford 3 Funding Corp.,
   Sec Lease Obligation Bond 01-02-17.............          8.090       BBB-          22      23,574
                                                                                           ---------
                                                                                             374,013
                                                                                           ---------
                                                                 TOTAL BONDS
                                                           (Cost $5,348,593)     (93.34%)  5,417,609
                                                                                  ------   ---------

                                                                                NUMBER OF
                                                                                 WARRANTS
                                                                                ---------
WARRANTS
  MetroNet Communications Corp. (Canada) (Y)**....                                    10         350
                                                                                           ---------
                                                              TOTAL WARRANTS
                                                                 (Cost $103)      (0.01%)        350
                                                                                  ------   ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                              PAR VALUE
                                                                                     INTEREST   (000s        MARKET
ISSUER, DESCRIPTION                                                                    RATE    OMITTED)       VALUE
-------------------                                                                  -------- ---------      ------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (8.84%)
  Investment in a joint repurchase agreement transaction with SBC Warburg, Inc. -
  Dated 08-31-98, due 09-01-98 (secured by U.S. Treasury Bonds, 6.500% thru
  8.875%, due 08-15-17 thru 11-15-26) - Note A...................................       5.80%     $513       $513,000
                                                                                                           ----------
Corporate Savings Account (0.13%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.90%............................................................                               7,401
                                                                                                           ----------
                                                               TOTAL SHORT-TERM INVESTMENTS     (8.97%)       520,401
                                                                                               -------     ----------
                                                                          TOTAL INVESTMENTS   (102.32%)     5,938,360
                                                                                               -------     ----------
                                                          OTHER ASSETS AND LIABILITIES, NET     (2.32%)      (134,481)
                                                                                               -------     ----------
                                                                           TOTAL NET ASSETS   (100.00%)    $5,803,879
                                                                                               =======     ==========

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.
 ** Non-income producing security.
  + These securities having an aggregate value of $181,097, or 3.12% of the Fund's net assets, have been purchased on a when-issued basis. The purchase prices and the interest rates of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, a market value of $196,167 of U.S. Treasury Bond, 7.125%, 02-15-23, has been segregated to cover the when-issued commitments.
(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.
(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $405,719 or 6.99% of net assets as of August 31, 1998.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Global Bond Fund

Schedule of Investments
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Bond Fund on August 31, 1998. It's divided into three main categories: bonds, options and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                        PAR VALUE
                                           INTEREST       (000s       MARKET
ISSUER, DESCRIPTION                          RATE       OMITTED)#      VALUE
                                           --------     ---------     ------
BONDS
British Pound Sterling (5.36%)
  United Kingdom Treasury,
   Bond 11-06-01 ..................           7.000%          300     $518,422
                                                                    ----------
Deutsche Mark (21.92%)
  Colt Telecom Group PLC
   (United Kingdom),
   Bond Ser DTC 07-31-08 ..........           7.625            65       34,372
  Federal Republic of Germany,
   Bond Ser 98 01-04-08 ...........           5.250         1,750    1,074,558
  Ford Motor Credit Co. ...........
   (United States),
   Global Bond 06-16-08 ...........           5.250         1,770    1,012,363
                                                                    ----------
                                                                     2,121,293
                                                                    ----------
European Currency Unit (1.07%)
  Orange PLC,
   Sr Note 08-01-08 ...............           7.625           100      103,394
                                                                    ----------
South African Rand (0.99%)
  ESKOM,
   Sec Deb Ser E168 06-01-08 ......          11.000         1,000       96,071
                                                                    ----------
U.S. Dollar (68.39%)
  Federal Home Loan Mortgage Corp.,
   Giant Mtg Part Cert 07-01-12 ...           7.000          $590      604,190
  Federative Republic of Brazil (Brazil),
   Global Bond 11-05-01 ...........           8.875            25       19,000
  Government of Jamaica (Jamaica),
   Note 06-09-05 (R) ..............          10.875            50       35,000
  Petroleo Brasileiro S.A. (Brazil)
   Unsub Deb Ser REGS 10-17-01 ....           8.750           200      150,000
  Petroleos Mexicanos (Mexico),
   Bond 09-15-07 ..................           8.850           200      152,000
  Republic of Argentina (Argentina),
   Floating Rate Bond Ser FRB
   03-31-05 .......................           6.625*          238      160,312
  Republic of Costa Rica (Costa Rica),
   Deb 05-01-03 (R) ...............           8.000            50       49,000
  Republic of Ecuador (Ecuador),
   Deb 04-25-02 (R) ...............          11.250            25       18,750
  Republic of Panama (Panama),
   Note Ser REGS 02-13-02 .........           7.875           100       86,000
  United Mexican States (Mexico),
   Global Bond 02-06-01 ...........           9.750            25       22,000
  United States Treasury,
   Bond 08-15-27 ..................           6.375           200      228,062
   Bond 11-15-27 ..................           6.125           800      888,624
   Note 09-30-02 ..................           5.875         2,000    2,060,620
   Note 11-30-02 ..................           5.750           380      390,271
   Note 04-30-03 ..................           5.750           325      334,952
   Note 08-15-07 ..................           6.125         1,325    1,418,784
                                                                    ----------
                                                                     6,617,565
                                                                    ----------
                                        TOTAL BONDS
                                  (Cost $9,448,165)       (97.73%)   9,456,745
                                                           ------   ----------

                                                  EXPIRATION
                               CURRENCY           DATE/STRIKE
CURRENCY PURCHASED               SOLD                PRICE
------------------             --------           -----------
OPTIONS
  Japanese Yen.........      USD 1,225,000      March 99/140-150        23,398
                                                                    ----------
                                      TOTAL OPTIONS
                              (Premium Paid $10,719)       (0.24%)      23,398
                                                           ------   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds -- Institutional Series Trust -- Global Bond Fund

                                                     PAR VALUE
                                         INTEREST      (000s           MARKET
ISSUER, DESCRIPTION                        RATE       OMITTED)          VALUE
-------------------                      --------    ---------         ------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.31%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 08-31-98,
   due 09-01-98 (secured by U.S.
   Treasury Bonds, 8.75% thru
   9.00%, due 05-15-17 thru 11-15-18)
   - Note A................                5.80%          $30           $30,000
                                                                     ----------
                         TOTAL SHORT-TERM INVESTMENTS   (0.31%)          30,000
                                                       -------       ----------
                                    TOTAL INVESTMENTS  (98.28%)       9,510,143
                                                       -------       ----------
                    OTHER ASSETS AND LIABILITIES, NET   (1.72%)         165,958
                                                       -------       ----------
                                     TOTAL NET ASSETS (100.00%)      $9,676,101
                                                       =======       ==========

  * Represents rate in effect on August 31, 1998.
  # Par value of non-US$ denominated foreign bonds is expressed in local currency for each country listed.
(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $102,750 or 1.06% of the Fund's net assets as of August 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------
The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at August 31, 1998 assigned to the various investment categories.

                                               MARKET VALUE AS A
INVESTMENT CATEGORIES                        % OF FUND'S NET ASSETS
---------------------                        ----------------------
Finance..................................            10.46%
Government - Foreign.....................            20.50
Government - U.S.........................            55.00
Government - U.S. Agencies...............             6.24
Oil & Gas................................             3.12
Telecommunications.......................             1.42
Utilities................................             0.99
Options..................................             0.24
Short-term Investments...................             0.31
                                                     -----
                        TOTAL INVESTMENTS            98.28%
                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Schedule of Investments
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Dividend Performers Fund on August 31, 1998. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES         VALUE
-------------------                                      ---------      ------
COMMON STOCKS
Advertising (1.71%)
  Interpublic Group of Companies, Inc. (The) .......         5,000      $285,000
                                                                      ----------
Banks - United States (6.49%)
  Banc One Corp. ...................................         8,800       334,400
  First Tennessee National Corp. ...................         5,000       119,062
  KeyCorp ..........................................         8,000       204,000
  NationsBank Corp. ................................         4,000       228,000
  Norwest Corp. ....................................         3,000        89,250
  Regions Financial Corp. ..........................         3,000       103,875
                                                                      ----------
                                                                       1,078,587
                                                                      ----------
Beverages (1.50%)
  PepsiCo, Inc. ....................................         9,000       249,187
                                                                      ----------
Building (3.93%)
  Masco Corp. ......................................        28,400       653,200
                                                                      ----------
Chemicals (3.73%)
  Air Products & Chemicals, Inc. ...................         8,000       244,500
  RPM, Inc. ........................................        28,750       375,547
                                                                      ----------
                                                                         620,047
                                                                      ----------
Computers (7.81%)
  Automatic Data Processing, Inc. ..................         3,000       191,250
  Cisco Systems, Inc.* .............................         2,200       180,125
  Computer Associates International, Inc. ..........         3,500        94,500
  Computer Sciences Corp.* .........................         3,000       169,687
  Hewlett-Packard Co. ..............................         5,000       242,812
  International Business Machines Corp. ............         2,200       247,775
  Microsoft Corp.* .................................         1,800       172,688
                                                                      ----------
                                                                       1,298,837
                                                                      ----------
Containers (3.99%)
  Bemis Co., Inc. ..................................         8,500       304,937
  Sonoco Products Co. ..............................        14,000       358,750
                                                                      ----------
                                                                         663,687
                                                                      ----------
Diversified Operations (1.39%)
  Du Pont (E.I.) De Nemours & Co. ..................         4,000       230,750
                                                                      ----------
Electronics (7.60%)
  Emerson Electric Co. .............................         7,000       399,000
  General Electric Co. .............................         2,000       160,000
  Grainger (W.W.), Inc. ............................        10,000       391,875
  Honeywell, Inc. ..................................         5,000       312,500
                                                                      ----------
                                                                       1,263,375
                                                                      ----------
Food (1.63%)
  Sara Lee Corp. ...................................         6,000       271,500
                                                                      ----------
Furniture (2.17%)
  Leggett & Platt, Inc. ............................        18,000       361,125
                                                                      ----------
Insurance (10.59%)
  AFLAC, Inc. ......................................         4,000       100,500
  American International Group, Inc. ...............         4,500       347,906
  Chubb Corp. (The) ................................         6,500       406,250
  ReliaStar Financial Corp. ........................         9,600       376,800
  Travelers Group, Inc. ............................         5,000       221,875
  UNUM Corp. .......................................         7,000       308,000
                                                                      ----------
                                                                       1,761,331
                                                                      ----------
Leisure (0.75%)
  Hasbro, Inc. .....................................         4,000       125,250
                                                                      ----------
Machinery (2.35%)
  Pentair, Inc. ....................................        14,000       390,250
                                                                      ----------
Media (1.75%)
  Gannett Co., Inc. ................................         3,000       177,000
  McGraw-Hill Cos., Inc. (The) .....................         1,500       114,375
                                                                      ----------
                                                                         291,375
                                                                      ----------
Medical (12.26%)
  Abbott Laboratories ..............................        10,200       392,700
  Baxter International, Inc. .......................         8,000       426,000
  Becton, Dickinson & Co. ..........................         6,000       199,875
  Bristol-Myers Squibb Co. .........................         5,000       489,375
  Johnson & Johnson ................................         4,000       276,000
  Merck & Co., Inc. ................................         2,200       255,063
                                                                      ----------
                                                                       2,039,013
                                                                      ----------
Office (2.69%)
  Pitney Bowes, Inc. ...............................         9,000       446,625
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

                                                     NUMBER OF         MARKET
ISSUER, DESCRIPTION                                   SHARES            VALUE
-------------------                                  ---------         ------
Oil & Gas (4.95%)
  Chevron Corp. ..............................           3,000          $222,188
  Halliburton Co. ............................           7,000           185,938
  Mobil Corp. ................................           6,000           414,750
                                                                     -----------
                                                                         822,876
                                                                     -----------
Retail (13.00%)
  Dayton Hudson Corp. ........................          13,000           468,000
  Home Depot, Inc. (The) .....................          13,000           500,500
  May Department Stores ......................           7,000           393,750
  SYSCO Corp. ................................          25,000           504,688
  Wal-Mart Stores, Inc. ......................           5,000           293,750
                                                                     -----------
                                                                       2,160,688
                                                                     -----------
Soap & Cleaning Preparations (1.34%)
  Ecolab, Inc. ...............................           8,000           222,500
                                                                     -----------
Tobacco (2.25%)
  Philip Morris Cos., Inc. ...................           9,000           374,063
                                                                     -----------
Utilities (1.37%)
  SBC Communications, Inc. ...................           6,000           228,000
                                                                     -----------
                           TOTAL COMMON STOCKS
                            (Cost $15,930,545)          (95.25%)      15,837,266
                                                   -----------       -----------


                                                         PAR VALUE
                                          INTEREST         (000s        MARKET
ISSUER, DESCRIPTION                         RATE          OMITTED)       VALUE
-------------------                       --------       ---------      ------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.31%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Warburg, Inc. - Dated 08-31-98,
   due 09-01-98 (secured by U.S.
   Treasury Bonds, 6.500% thru
   8.875%, due 08-15-17 thru
   11-15-26) - Note A ...................     5.80%           $716      $716,000
                                                                     -----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ...................                                    881
                                                                     -----------
             TOTAL SHORT-TERM INVESTMENTS                    (4.31%)     716,881
                                                           -------   -----------
                        TOTAL INVESTMENTS                   (99.56%)  16,554,147
                                                           -------   -----------
        OTHER ASSETS AND LIABILITIES, NET                    (0.44%)      72,980
                                                           -------   -----------
                         TOTAL NET ASSETS                  (100.00%) $16,627,127
                                                           =======   ===========

* Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds -- Institutional Series Trust -- Multi-Sector Growth Fund

Schedule of Investments
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Multi-Sector Growth Fund on August 31, 1998. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Advertising (2.24%)
 Lamar Advertising Co.* ........................           8,900        $289,250
 Outdoor Systems, Inc.* ........................          14,400         334,800
                                                                      ----------
                                                                         624,050
                                                                      ----------
Automobile/Trucks (1.30%)
 Avis Rent A Car, Inc.* ........................          23,000         360,812
                                                                      ----------
Banks (4.52%)
 First American Corp. ..........................           8,800         315,700
 First Tennessee National Corp. ................           9,400         223,837
 Northern Trust Corp. ..........................           5,500         306,625
 Regions Financial Corp. .......................           9,000         311,625
 Republic New York Corp. .......................           2,400          99,000
                                                                      ----------
                                                                       1,256,787
                                                                      ----------
Business Services (2.31%)
 AccuStaff, Inc.* ..............................          19,100         238,750
 Personnel Group of America, Inc. * ............          19,400         219,462
 Select Appointments Holdings PLC,
  American Depositary Receipts (ADR)
  (United Kingdom) .............................           8,475         185,391
                                                                      ----------
                                                                         643,603
                                                                      ----------
Computers (16.74%)
 Ascend Communications, Inc.* ..................          11,300         397,619
 Aspen Technologies, Inc.* .....................           8,840         209,397
 BEA Systems, Inc.* ............................          21,150         322,538
 Cambridge Technology Partners, Inc.* ..........          11,100         360,750
 Citrix Systems, Inc.* .........................           6,300         363,037
 Compuware Corp.* ..............................           5,200         236,275
 E*TRADE Group, Inc.* ..........................           5,800          96,425
 EMC Corp.* ....................................           9,700         438,319
 Fiserv, Inc.* .................................           2,900         113,100
 Gartner Group, Inc. (Class A)* ................           7,400         171,125
 HBO & Co. .....................................           8,200         174,250
 Keane, Inc.* ..................................           6,500         273,000
 Lexmark Internationall Group, Inc.
  (Class A)* ...................................           4,500         272,531
 Networks Associates, Inc.* ....................           9,800         316,050
 Quantum Corp. * ...............................          11,925         136,392
 Saville Systems Ireland PLC*
  (ADR) (Ireland) ..............................           6,100          99,888
 Sterling Commerce, Inc.* ......................           6,400         211,200
 SunGard Data Systems, Inc. ....................           4,900         155,269
 Unisys Corp.* .................................          15,800         283,413
 Wang Laboratories, Inc.* ......................           1,400          27,300
                                                                      ----------
                                                                       4,657,878
                                                                      ----------
Cosmetics & Personal Care (3.35%)
 Dial Corp. (The) ..............................           7,700         150,150
 Revlon, Inc. (Class A) * ......................           5,700         205,556
 Rexall Sundown, Inc.* .........................          15,200         277,400
 Twinlab Corp.* ................................          10,260         298,822
                                                                      ----------
                                                                         931,928
                                                                      ----------
Electronics (4.96%)
 Artesyn Technologies, Inc.* ...................          15,400         229,075
 Berg Electronics Corp.* .......................          16,100         523,250
 Jabil Circuit, Inc.* ..........................           7,760         182,360
 Linear Technology Corp. .......................             600          28,200
 Maxim Intergrated Products, Inc.* .............           1,000          27,500
 SCI Systems, Inc* .............................           2,300          52,756
 Waters Corp.* .................................           6,275         338,066
                                                                      ----------
                                                                       1,381,207
                                                                      ----------
Finance (5.72%)
 Charter One Financial, Inc. ...................          11,200         257,600
 CIT Group, Inc. (The) (Class A) ...............          11,100         285,131
 Concord EFS, Inc.* ............................           3,800          75,050
 Finova Group, Inc. ............................           2,200          98,175
 Price (T. Rowe) Associates, Inc. ..............          10,200         310,463
 Sovereign Bancorp., Inc. ......................          23,160         282,262
 TCF Financial Corp. ...........................           5,100         112,519
 Waddell & Reed Financial, Inc. (Class A) ......          10,200         169,575
                                                                      ----------
                                                                       1,590,775
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds -- Institutional Series Trust -- Multi-Sector Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Food (2.77%)
 Aurora Foods, Inc.* ...........................          13,400        $195,137
 International Home Foods, Inc.* ...............          13,500         226,125
 Suiza Foods Corp.* ............................           7,245         350,477
                                                                      ----------
                                                                         771,739
                                                                      ----------
Funeral Services & Related (0.29%)
 Loewen Group, Inc. (Canada) ...................           7,000          80,500
                                                                      ----------
Furniture (0.99%)
 Leggett & Platt, Inc. .........................          13,700         274,856
                                                                      ----------
Insurance (10.97%)
 Ace, Ltd. (Bermuda) ...........................          11,100         321,900
 Allmerica Financial Corp. .....................           7,200         429,300
 CMAC Investment Corp. .........................           6,200         238,700
 Executive Risk, Inc. ..........................           7,400         266,400
 EXEL Ltd. (Class A) (Bermuda) .................           5,108         341,245
 Life Re Corp. .................................           5,300         475,675
 Mutual Risk Management Ltd. ...................          11,350         340,500
 Reinsurance Group of America, Inc.* ...........           5,400         248,400
 ReliaStar Financial Corp. .....................           9,900         388,575
                                                                      ----------
                                                                       3,050,695
                                                                      ----------
Leisure (0.91%)
 Hasbro, Inc. ..................................           8,100         253,631
                                                                      ----------
Media (4.12%)
 Central Newspapers, Inc. (Class A) ............           5,600         347,200
 Clear Channel Communications, Inc.* ...........           6,400         288,000
 Sinclair Broadcast Group, Inc. (Class A)* .....          15,600         250,575
 Univision Communications, Inc. (Class A)* .....           9,800         260,925
                                                                      ----------
                                                                       1,146,700
                                                                      ----------
Medical (12.94%)
 Elan Corp., PLC * (ADR) (Ireland) .............           6,200         364,250
 Forest Laboratories, Inc.* ....................          11,800         386,450
 Genzyme Corp.* ................................          14,300         386,100
 Health Care & Retirement Corp.* ...............           1,300          33,150
 Health Management Associates, Inc.
  (Class A)* ...................................          15,100         272,744
 HEALTHSOUTH Corp.* ............................          18,800         356,025
 Humana, Inc.* .................................          20,600         267,800
 Manor Care, Inc. ..............................           8,200         196,800
 Mylan Laboratories, Inc. ......................          18,300         418,612
 Omnicare, Inc. ................................           9,600         299,400
 Quorum Health Group, Inc.* ....................          12,500         237,500
 Sofamor Danek Group, Inc.* ....................           3,300         275,344
 Steris Corp. * ................................           4,400         105,050
                                                                      ----------
                                                                       3,599,225
                                                                      ----------
Office (0.92%)
 OfficeMax, Inc. * .............................          24,300         255,150
                                                                      ----------
Oil & Gas (0.68%)
 Mitchell Energy & Development Corp.* ..........          14,100         190,350
                                                                      ----------
Real Estate Investment Trust (3.86%)
 FelCor Lodging Trust, Inc. ....................          12,000         244,500
 Spieker Properties, Inc. ......................           9,100         323,619
 Starwood Hotels & Resorts .....................           7,200         262,800
 Vornado Realty Trust ..........................           7,700         241,588
                                                                      ----------
                                                                       1,072,507
                                                                      ----------
Retail (6.55%)
 CVS Corp. .....................................          11,400         414,675
 Meyer (Fred), Inc. * ..........................          10,400         408,850
 Pier 1 Imports, Inc. ..........................          24,000         238,500
 Richfood Holdings, Inc. .......................          13,500         277,594
 Rite Aid Corp. ................................          10,400         376,350
 Ruddick Corp. .................................           7,000         105,875
                                                                      ----------
                                                                       1,821,844
                                                                      ----------
Service (1.16%)
 Interim Services, Inc. * ......................          15,700         321,850
                                                                      ----------
Telecommunications (7.19%)
 American Tower Corp. (Class A)* ...............          15,000         236,250
 Global Crossing Ltd.* .........................           9,600         162,000
 Global TeleSystems Group, Inc.* ...............           5,300         169,600
 ICG Communications, Inc.* .....................          12,000         215,250
 Intermedia Communications, Inc.* ..............          11,400         283,575
 McLeodUSA, Inc. (Class A)* ....................          11,100         321,900
 NEXTLINK Communications, Inc. (Class A)* ......           5,000         103,750
 Tel-Save Holdings, Inc.* ......................          33,900         508,500
                                                                      ----------
                                                                       2,000,825
                                                                      ----------
Utilities (1.21%)
 MCN Energy Group, Inc. ........................          13,400         235,338
 Questar Corp. .................................           6,300         102,375
                                                                      ----------
                                                                         337,713
                                                                      ----------
Waste Disposal Service & Equip. (0.65%)
 Republic Services, Inc. (Class A)* ............          11,300         182,213
                                                                      ----------
     TOTAL COMMON STOCKS
      (Cost $32,543,056) .......................          (96.35%)    26,806,838
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds -- Institutional Series Trust -- Multi-Sector Growth Fund

                                         INTEREST      PAR VALUE        MARKET
ISSUER, DESCRIPTION                        RATE      (000s OMITTED)     VALUE
-------------------                        ----      --------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.05%)
 Investment in a joint repurchase
  agreement transaction with SBC
  Warburg, Inc. - Dated 08-31-98,
  due 09-01-98 (secured by U.S.
  Treasury Bonds, 6.500% thru
  8.875%, due 08-15-17 thru
  11-15-26) - Note A ...................   5.80%            $569        $569,000
                                                                    ------------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95% ...................                                     594
                                                                    ------------
                   TOTAL SHORT-TERM INVESTMENTS            (2.05%)       569,594
                                                     -----------    ------------
                              TOTAL INVESTMENTS           (98.40%)    27,376,432
                                                     -----------    ------------
              OTHER ASSETS AND LIABILITIES, NET            (1.60%)       444,769
                                                     -----------    ------------
                               TOTAL NET ASSETS          (100.00%)   $27,821,201
                                                     ===========    ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

                                                              MARKET VALUE AS A
                                                                PERCENTAGE OF
COUNTRY DIVERSIFICATION                                       FUND'S NET ASSETS
-----------------------                                       -----------------
Bermuda...................................................          2.38%
Canada....................................................          0.29
Ireland...................................................          1.67
United Kingdom............................................          0.66
United States.............................................         91.35
Short-term Investments....................................          2.05
                                                                   -----
                                         TOTAL INVESTMENTS         98.40%
                                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds -- Institutional Series Trust
                       -- Small Capitalization Growth Fund

Schedule of Investments
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Growth Fund on August 31, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Advertising (1.31%)
 Getty Images, Inc.* ...........................             700          $9,887
 Outdoor Systems, Inc.* ........................             450          10,463
 24/7 Media, Inc.* .............................             100             675
                                                                      ----------
                                                                          21,025
                                                                      ----------
Aerospace (0.55%)
 AAR Corp. .....................................             400           8,850
                                                                      ----------
Automobile/Trucks (1.63%)
 Gentex Corp.* .................................             700           8,094
 Special Devices, Inc.* ........................             300          10,313
 United Rentals, Inc. * ........................             400           7,800
                                                                      ----------
                                                                          26,207
                                                                      ----------
Beverages (0.19%)
 Beringer Wine Estates Holdings, Inc. (Class B)*             100           3,050
                                                                      ----------
Broker Services (0.46%)
 Dain Rauscher Corp. ...........................             200           7,437
                                                                      ----------
Building (1.42%)
 Crossmann Communities, Inc.* ..................             400          10,200
 D. R. Horton, Inc. ............................             600           9,600
 SMED International, Inc. (Canada)* ............             300           3,000
                                                                      ----------
                                                                          22,800
                                                                      ----------
Business Services - Miscellaneous (10.61%)
 Abacus Direct Corp.* ..........................             300          12,262
 Charles River Associates, Inc.* ...............             600          14,700
 Coinstar, Inc.* ...............................           1,000           7,312
 First Consulting Group, Inc* ..................             500           9,062
 Forrester Research, Inc.* .....................             500          15,500
 Hagler Bailly, Inc.* ..........................             400           7,750
 INSpire Insurance Solutions, Inc.* ............             750          13,781
 Lason, Inc.* ..................................             300          12,169
 Mac-Gray Corp.* ...............................             600           7,500
 MAXIMUS, Inc.* ................................             100           2,194
 META Group, Inc. * ............................             700          17,325
 Metamor Worldwide, Inc.* ......................             300           7,125
 Metzler Group, Inc. (The)* ....................             450          12,600
 On Assignment, Inc.* ..........................             500          16,125
 Pilot Network Services, Inc.* .................             200             925
 ProBusiness Services, Inc.* ...................             600          13,800
                                                                      ----------
                                                                         170,130
                                                                      ----------
Computers (23.00%)
 Actuate Software Corp.*  ......................             100           1,075
 Advent Software, Inc.* ........................             400          12,150
 AnswerThink Consulting Group, Inc.* ...........             600          10,350
 Aris Corp.* ...................................             800          18,300
 Aspect Development, Inc.* .....................             400          11,650
 BARRA, Inc.* ..................................             400           8,200
 BindView Development Corp.* ...................             200           1,950
 CBT Group PLC, American Depositary
  Receipts (Ireland) ...........................             300          14,100
 Cognizant Technology Solutions Corp.* .........             800           9,600
 Concentric Network Corp. * ....................             500           8,000
 Dendrite International, Inc.* .................             800          15,800
 E*TRADE Group, Inc.* ..........................             700          11,637
 Exodus Communications, Inc.* ..................             300           8,625
 Fundtech Ltd. * ...............................             900          11,475
 HNC Software, Inc.* ...........................             400          14,525
 Hyperion Solutions Corp.* .....................             285           7,980
 IDX Systems Corp. * ...........................             300          12,750
 Information Management Resources, Inc.* .......             375           7,219
 International Integration Inc.* ...............             100           1,550
 International Network Services, Inc.* .........             400          13,200
 Manhattan Associates, Inc. * ..................             600           6,750
 Micromuse, Inc. * .............................             300           4,125
 MicroStrategy, Inc. (Class A)* ................             200           5,837
 National Computer Systems, Inc. ...............             500          10,937
 National Instruments Corp.* ...................             450          11,363
 Network Appliance, Inc.* ......................             450          18,759
 Pegasystems, Inc.* ............................             500           7,813
 RealNetworks, Inc.* ...........................             400           7,900
 SCM Microsystems, Inc.*  ......................             300          12,544
 software.net Corp.* ...........................           1,100           9,488
 SOFTWORKS, Inc.* ..............................           1,300           5,525

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds -- Institutional Series Trust
                       -- Small Capitalization Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Computers (continued)
 Symantec Corp.* ...............................             600          $9,825
 Verio, Inc.* ..................................             400           8,850
 VeriSign, Inc.* ...............................             500          14,188
 Visio Corp.* ..................................             400           8,400
 Whittman-Hart, Inc.* ..........................             600          11,250
 Wind River Systems, Inc.* .....................             400          15,000
                                                                      ----------
                                                                         368,690
                                                                      ----------
Consumer Products - Miscellaneous (0.05%)
 Natrol, Inc.* .................................             100             813
                                                                      ----------
Electronics (4.19%)
 ANADIGICS, Inc.* ..............................             700           8,881
 ATMI, Inc.* ...................................             800           9,300
 DuPont Photomasks, Inc.* ......................             100           2,738
 Flextronics International Ltd. * ..............             300           8,100
 Level One Communications, Inc.* ...............             600          10,463
 Novellus Systems, Inc.*  ......................             200           5,325
 Rambus, Inc.* .................................             300          14,325
 Semtech Corp.* ................................             500           8,000
                                                                      ----------
                                                                          67,132
                                                                      ----------
Finance (2.19%)
 AmeriCredit Corp.* ............................             500          12,469
 Financial Federal Corp.* ......................             500           8,687
 Medallion Financial Corp. .....................             900          12,712
 TeleBanc Financial Corp.* .....................             100           1,238
                                                                      ----------
                                                                          35,106
                                                                      ----------
Food (1.36%)
 American Italian Pasta Co. (Class A)* .........             600          15,037
 Suiza Foods Corp.* ............................             140           6,773
                                                                      ----------
                                                                          21,810
                                                                      ----------
Funeral Services & Related (0.61%)
 Carriage Services, Inc. (Class A)* ............             500           9,812
                                                                      ----------
Insurance (1.62%)
 Capital Re Corp. ..............................             400          10,600
 Hartford Life, Inc. (Class A) .................             300          15,375
                                                                      ----------
                                                                          25,975
                                                                      ----------
Leasing Companies (0.88%)
 LINC Capital, Inc.* ...........................             400           5,150
 Rollins Truck Leasing Corp. ...................             950           9,025
                                                                      ----------
                                                                          14,175
                                                                      ----------
Leisure (3.66%)
 Cinar Films, Inc. (Class B) (Canada)* .........           1,000          16,562
 Family Golf Centers, Inc.* ....................             500           7,562
 Premier Parks, Inc.* ..........................             600           9,750
 Silverleaf Resorts, Inc.* .....................             500           4,063
 Steiner Leisure Ltd.* .........................             550          12,100
 Travel Services International, Inc.* ..........             400           8,700
                                                                      ----------
                                                                          58,737
                                                                      ----------
Linen Supply & Related (0.81%)
 G & K Services, Inc. (Class A) ................             300          13,012
                                                                      ----------
Machinery (1.64%)
 Applied Power, Inc. (Class A) .................             500          12,406
 Gardner Denver Machinery, Inc.* ...............             400           7,575
 Terex Corp.* ..................................             400           6,300
                                                                      ----------
                                                                          26,281
                                                                      ----------
Media (3.55%)
 Adelphia Communications Corp. (Class A)* ......             500          17,250
 Central Newspapers, Inc. (Class A) ............             150           9,300
 Heftel Broadcasting Corp. (Class A)* ..........             100           3,025
 Network Event Theater, Inc.* ..................           3,000           9,938
 Wiley (John) & Sons, Inc. (Class A) ...........             300          17,475
                                                                      ----------
                                                                          56,988
                                                                      ----------
Medical (6.57%)
 Alkermes, Inc.* ...............................             600           6,562
 American Healthcorp, Inc.* ....................             700           5,250
 Gilead Sciences, Inc.* ........................             200           3,650
 Hanger Orthopedic Group, Inc.* ................             600           8,962
 Human Genome Sciences, Inc.* ..................             300           7,425
 IDEC Pharmaceuticals Corp.* ...................             200           3,600
 IMPATH, Inc. * ................................             400           9,450
 MiniMed, Inc.* ................................             300          15,300
 PAREXEL International Corp.* ..................             400           9,950
 Professional Detailing, Inc.* .................             300           5,100
 Renal Care Group, Inc.*  ......................             450           9,084
 Res-Care, Inc.* ...............................             600           8,738
 Symphonix Devices, Inc.* ......................             700           2,188
 Ventana Medical Systems, Inc.* ................             500          10,000
                                                                      ----------
                                                                         105,259
                                                                      ----------
Metal (0.53%)
 CompX International, Inc.* ....................             500           8,531
                                                                      ----------
Oil & Gas (1.46%)
 Core Laboratories N.V. (Netherlands)* .........             500           6,062
 Dril-Quip, Inc.* ..............................             300           3,694
 National-Oilwell, Inc.*  ......................             400           3,100
 Stone Energy Corp.* ...........................             300           6,019
 Tuboscope, Inc.* ..............................             500           4,594
                                                                      ----------
                                                                          23,469
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds -- Institutional Series Trust
                       -- Small Capitalization Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Pollution Control (1.59%)
 American Disposal Services, Inc.* .............             400        $11,725
 Eastern Environmental Services, Inc.* .........             400         10,300
 Newpark Resources, Inc.* ......................             600          3,413
                                                                     ----------
                                                                         25,438
                                                                     ----------
Printing - Commercial (1.25%)
 Consolidated Graphics, Inc.* ..................             200         10,012
 Mail-Well, Inc.* ..............................             600          9,975
                                                                     ----------
                                                                         19,987
                                                                     ----------
Real Estate Investment Trust (0.41%)
 Glenborough Realty Trust, Inc. ................             300          6,525
                                                                     ----------
Real Estate Operations (1.03%)
 Central Parking Corp. .........................             400         16,525
                                                                     ----------
Retail (11.43%)
 Abercrombie & Fitch Co. (Class A)* ............             350         15,050
 Buckle, Inc. (The)* ...........................             400          7,850
 CSK Auto Corp.* ...............................             454          9,903
 Dominick's Supermarkets, Inc.* ................             300         13,519
 Duane Reade, Inc.* ............................             500         18,687
 Eagle Hardware & Garden, Inc.* ................             600         12,825
 Ethan Allen Interiors, Inc. ...................             200          6,500
 Furniture Brands International, Inc.* .........             400          8,950
 Garden Fresh Restaurant Corp.* ................             500          7,250
 Genovese Drug Stores, Inc. (Class A) ..........             640         10,680
 Hibbett Sporting Goods, Inc.* .................             600         13,350
 Linens `N Things, Inc.*  ......................             400          9,350
 99 Cents Only Stores* .........................             325         11,416
 Proffitt's, Inc.* .............................             400         10,200
 Stage Stores, Inc.* ...........................             500          5,219
 Tweeter Home Entertainment Group, Inc.* .......             500          6,563
 White Cap Industries, Inc.* ...................             500          6,375
 Wild Oats Markets, Inc.* ......................             500          9,500
                                                                     ----------
                                                                        183,187
                                                                     ----------
Schools/Education (0.75%)
 ITI Education Corp. (Canada)* .................             700          2,730
 Strayer Education, Inc. .......................             350          9,275
                                                                     ----------
                                                                         12,005
                                                                     ----------
Service (0.77%)
 Interim Services, Inc. * ......................             600         12,300
                                                                     ----------
Telecommunications (4.26%)
 Carrier Access Corp.* .........................             400          5,750
 Global TeleSystems Group, Inc.* ...............             250          8,000
 Hyperion Telecommunications, Inc. (Class A) * .             300          2,700
 ICG Communications, Inc.* .....................             300          5,381
 Intermedia Communications, Inc.* ..............             200          4,975
 L-3 Communications Holdings, Inc.* ............             100          3,312
 Metromedia Fiber Network, Inc. (Class A)* .....             700         14,700
 NEXTLINK Communications, Inc. (Class A)* ......             300          6,225
 Primus Telecommunications Group, Inc. * .......             700          6,300
 STAR Telecommunications, Inc. * ...............             515          5,408
 WinStar Communications, Inc.* .................             300          5,475
                                                                     ----------
                                                                         68,226
                                                                     ----------
Textile (1.25%)
 Cutter & Buck, Inc.* ..........................             600         12,675
 Interface, Inc. ...............................             600          7,350
                                                                     ----------
                                                                         20,025
                                                                     ----------
Transportation (1.88%)
 Carey International, Inc.* ....................             500          8,000
 MotivePower Industries, Inc.* .................             600         12,000
 Westinghouse Air Brake Co. ....................             500         10,094
                                                                     ----------
                                                                         30,094
                                                                     ----------
Waste Disposal Service & Equipment (0.93%)
 Waste Connections, Inc.* ......................             700         14,831
                                                                     ----------
                            TOTAL COMMON STOCKS
                              (Cost $1,687,392)           (93.84%)    1,504,432
                                                      ----------     ----------

                                        INTEREST       PAR VALUE
                                          RATE       (000s OMITTED)
                                          ----       --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.24%)
 Investment in a joint repurchase
  agreement transaction with SBC
  Warburg, Inc. - Dated 08-31-98,
  due 09-01-98 (secured by U.S.
  Treasury Bonds, 6.50% thru
  8.875%, due 08-15-17 thru
  11-15-26) - Note A ...........           5.80%            $100        100,000
                                                                     ----------
Corporate Savings Account (0.02%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95% ...........                                            271
                                                                     ----------
                    TOTAL SHORT-TERM INVESTMENTS           (6.26%)      100,271
                                                      ----------     ----------
                               TOTAL INVESTMENTS         (100.10%)    1,604,703
                                                      ----------     ----------
               OTHER ASSETS AND LIABILITIES, NET           (0.10%)       (1,626)
                                                      ----------     ----------
                                TOTAL NET ASSETS         (100.00%)   $1,603,077
                                                      ==========     ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds -- Institutional Series Trust
                       -- Small Capitalization Value Fund

Schedule of Investments
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Value Fund on August 31, 1998. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Agricultural Operations (2.78%)
 Scheid Vineyards, Inc. (Class A)* .............             400          $1,700
 Tejon Ranch Co. ...............................           8,700         171,825
                                                                      ----------
                                                                         173,525
                                                                      ----------
Automobile/Trucks (2.42%)
 Arvin Industries, Inc. ........................           4,000         151,000
                                                                      ----------
Banks - United States (4.10%)
 HUBCO, Inc. ...................................           4,522         119,821
 Summit Bancshares, Inc. .......................           8,000         136,000
                                                                      ----------
                                                                         255,821
                                                                      ----------
Building (3.90%)
 Coachmen Industries, Inc. .....................           6,000         112,125
 Hussmann International, Inc. ..................          10,000         131,250
                                                                      ----------
                                                                         243,375
                                                                      ----------
Business Services - Misc. (4.80%)
 Nielsen Media Research ........................          33,333         300,000
                                                                      ----------
Chemicals (0.39%)
 Millennium Chemicals, Inc. ....................           1,135          24,544
                                                                      ----------
Computers (7.19%)
 Advanced Digital Information Corp.* ...........           5,000          34,062
 Award Software International, Inc.* ...........           8,000          56,000
 Data General Corp. * ..........................          10,400          78,000
 FDP Corp. .....................................           5,000          48,125
 Fundtech Ltd. * ...............................             100           1,275
 Interplay Entertainment Corp. * ...............           8,000          44,000
 Pathways Group, Inc.* .........................          10,000         162,500
 Symix, Systems, Inc.* .........................           1,250          24,844
                                                                      ----------
                                                                         448,806
                                                                      ----------
Consumer Products Misc. (2.37%)
 Russ Berrie & Co., Inc. .......................           7,700         147,744
                                                                      ----------
Electronics (8.49%)
 ATMI, Inc.* ...................................           1,700          19,763
 DII Group, Inc.* ..............................           2,600          33,475
 Etec Systems, Inc. ............................           1,700          41,012
 Oak Industries, Inc.*  ........................           9,000         269,438
 Photronics, Inc. * ............................           3,000          36,000
 Sanmina Corp.* ................................           4,224         130,416
                                                                      ----------
                                                                         530,104
                                                                      ----------
Energy (2.97%)
 Calpine Corp.* ................................          10,000         185,625
                                                                      ----------
Finance (9.98%)
 AMRESCO, Inc.* ................................           1,600          19,800
 ContiFinancial Corp.*  ........................           5,300          66,912
 Core Cap, Inc. (r) ............................          11,100         144,300
 Eaton Vance Corp. .............................           5,000         198,750
 FIRSTPLUS Financial Group, Inc.* ..............           3,000          68,250
 Safeguard Scientifics, Inc.* ..................           5,200         125,450
                                                                      ----------
                                                                         623,462
                                                                      ----------
Food (1.22%)
 Morrison Health Care, Inc. ....................           4,333          76,369
                                                                      ----------
Insurance (12.86%)
 Allmerica Financial Corp. .....................           2,000         119,250
 AmerUs Life Holdings, Inc. (Class A) ..........           4,489         119,520
 CMAC Investment Corp. .........................           4,000         154,000
 Executive Risk, Inc. ..........................           7,500         270,000
 HCC Insurance Holdings, Inc. ..................           4,000          74,750
 Mercury General Corp. .........................           1,800          65,812
                                                                      ----------
                                                                         803,332
                                                                      ----------
Leasing Companies (1.14%)
 Mitcham Industries, Inc.* .....................          13,200          70,950
                                                                      ----------
Leisure (0.94%)
 Equity Marketing, Inc.* .......................           3,800          58,425
                                                                      ----------
Linen Supply & Related (0.77%)
 Angelica Corp. ................................           2,500          47,969
                                                                      ----------
Media (0.76%)
 Holdingmaatschappij De Telegraaf
  (Netherlands) ................................           2,000          47,737
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds -- Institutional Series Trust
                       -- Small Capitalization Value Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Medical (4.59%)
 DENTSPLY International, Inc. ..................           5,000        $106,719
 Shire Pharmaceuticals Group PLC*
  (United Kingdom) .............................          27,000         179,942
                                                                      ----------
                                                                         286,661
                                                                      ----------
Oil & Gas (1.79%)
 Parker Drilling Co.* ..........................          13,600          54,400
 Triton Energy Ltd.* ...........................           5,000          57,500
                                                                      ----------
                                                                         111,900
                                                                      ----------
Retail (6.76%)
 Darden Restaurants, Inc. ......................           3,400          52,700
 Dominick's Supermarkets, Inc.* ................           4,000         180,250
 Ruddick Corp. .................................          12,500         189,063
                                                                      ----------
                                                                         422,013
                                                                      ----------
Telecommunications (8.45%)
 Cable Design Technologies* ....................           4,800          67,500
 Commonwealth Telephone Enterprises, Inc.* .....          15,000         324,375
 EIS International, Inc.* ......................           9,000          31,500
 RCN Corp.* ....................................           7,500         104,297
                                                                      ----------
                                                                         527,672
                                                                      ----------
                             TOTAL COMMON STOCKS
                               (Cost $7,025,176)          (88.67%)     5,537,034
                                                      ----------      ----------

PREFERRED STOCKS
Broker Services (5.17%)
 Salomon Inc. 7.625%, Ser FSA ..................           8,000         323,000
                                                                      ----------
Finance (4.52%)
 Core Cap, Inc.10% Ser A/I, (r) ................          11,100         282,162
                                                                      ----------
                          TOTAL PREFERRED STOCKS
                                 (Cost $494,225)           (9.69%)       605,162
                                                      ----------      ----------

                                         INTEREST      PAR VALUE        MARKET
ISSUER, DESCRIPTION                        RATE      (000s OMITTED)     VALUE
-------------------                        ----      --------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement ( 1.58%)
 Investment in a joint repurchase
  agreement transaction with SBC
  Warburg, Inc. - Dated 08-31-98,
  due 09-01-98 (secured by U.S.
  Treasury Bonds, 6.500% thru
  8.875%, due 08-15-17 thru
  11-15-26) - Note A ..................    5.80%             $99         $99,000
                                                                      ----------
Corporate Saving Account (0.01%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95% ..................                                      810
                                                                      ----------
                    TOTAL SHORT-TERM INVESTMENTS           (1.59%)        99,810
                                                      ----------      ----------
                               TOTAL INVESTMENTS          (99.95%)     6,242,006
                                                      ----------      ----------
               OTHER ASSETS AND LIABILITIES, NET           (0.05%)         2,880
                                                      ----------      ----------
                                TOTAL NET ASSETS         (100.00%)    $6,244,886
                                                      ==========      ==========

*     Non-income producing security.

(r) The Securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                                          MARKET VALUE
                                                        AS A PERCENTAGE    MARKET VALUE
                          ACQUISITION    ACQUISITION        OF FUNDS       AT AUGUST 31,
                              DATE           COST          NET ASSETS          1998
                              ----           ----          ----------          ----
Core Cap. Inc (Common)      10-31-97      $222,000            2.31%          $144,300
Core Cap. Inc (Preferred)   10-31-97      $277,500            4.52%          $282,162

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Schedule of Investments
August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Equity Fund on August 31, 1998. It's divided into five main categories: common stocks, rights, and warrants, preferred stocks and short-term investments. Common stocks, rights and warrants and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Australia (2.06%)
 Australia & New Zealand Banking Group Ltd.,
  American Depositary Receipts (ADR)
  (Banks - Foreign) ............................               2             $49
 National Australia Bank Ltd.
  (Banks - Foreign) ............................           3,539          43,730
 News Corp. Ltd. (The) (Media) .................           3,500          21,381
 News Corp. Ltd. (The) (ADR) (Media) ...........             725          17,445
 Normandy Mining Ltd. (Metal) ..................          28,459          16,425
 Telstra Corp., Ltd. (Telecommunications) ......          16,792          43,469
 Westpac Banking Corp., Ltd.
  (Banks - Foreign) ............................           3,500          18,601
                                                                      ----------
                                                                         161,100
                                                                      ----------
Belgium (3.55%)
 Electrabel SA (Utilities) .....................             246          80,147
 Fortis AG (Insurance)  ........................             213          57,507
 Fortis AG (New shares) (Insurance)* ...........              63               3
 Fortis AG (Certificate De Valeur Garantie)
  (Insurance)* .................................              63             430
 Generale de Banque SA (Banks - Foreign) .......              28          12,240
 PetroFina SA (Oil & Gas) ......................             120          45,117
 Tractebel SA (Utilities) ......................             538          81,502
                                                                      ----------
                                                                         276,946
                                                                      ----------
Brazil (0.01%)
 Telecomunicacoes Brasileiras S/A
  (ADR) (Telecommunications) ...................              10             707
                                                                      ----------
Canada (2.27%)
 BCE Inc. (Telecommunications) .................             504          16,198
 Bombardier Inc. (Diversified Operations) ......           5,424          57,532
 Canadian Imperial Bank of Commerce
  (Banks - Foreign) ............................           2,050          39,206
 Northern Telecom Ltd. (Telecommunications) ....           1,340          64,045
 Royal Bank of Canada (Banks - Foreign) ........               1              38
 Toronto-Dominion Bank (Banks - Foreign) .......               1              25
                                                                      ----------
                                                                         177,044
                                                                      ----------
Denmark (0.85%)
 Novo Nordisk A/S (Medical) ....................             292          40,158
 Tele Danmark A/S (Telecommunications) .........             250          26,579
                                                                      ----------
                                                                          66,737
                                                                      ----------
Finland (1.74%)
 Nokia AB (Telecommunications) .................           1,896         135,674
                                                                      ----------
France (15.69%)
 Accor SA (Leisure) ............................             247          57,058
 Alcatel Alsthom SA (Telecommunications) .......             544          88,114
 Alstom SA (Machinery)* ........................           2,085          48,801
 Axa SA (Insurance) ............................             939         108,297
 Cap Gemini SA (Computers) .....................             551          86,911
 Carrefour SA (Retail)  ........................              82          48,121
 Compagnie de Saint Gobain SA (Building) .......             144          20,711
 Danone SA (Food) ..............................             370          98,148
 Elf Aquitaine SA (Oil & Gas) ..................             872          86,520
 France Telecom SA (Telecommunications) ........             280          20,587
 France Telecom SA (ADR)
  (Telecommunications)* ........................           1,738         123,615
 L'Air Liquide SA (Chemicals) ..................             136          18,107
 L'Oreal SA (Cosmetics & Personal Care) ........              77          41,608
 Legrand SA (Electronics) ......................              96          21,183
 Paribas SA (Banks - Foreign) ..................             301          25,398
 Pinault-Printemps-Redoute SA (Retail) .........             260          40,746
 Renault SA (Automobile / Trucks) ..............             364          16,286
 Schneider SA (Electronics) ....................             270          15,909
 Suez Lyonnaise des Eaux
  (Diversified Operations) .....................             290          47,809
 Synthelabo SA (Medical) .......................             300          45,794
 Total SA (Oil & Gas) ..........................             183          17,816
 Valeo SA (Automobile / Trucks) ................             507          38,180
 Vivendi SA (Diversified Operations) ...........             552         110,288
                                                                      ----------
                                                                       1,226,007
                                                                      ----------
Germany (7.61%)
 Allianz AG (Insurance) ........................             358         103,036
 Bayerische Motoren Werke AG
  (Automobile/Trucks) ..........................              98          73,022

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Germany (continued)
 Bayerische Motoren Werke AG
  (New shares) (Automobile/Trucks)* ............              32         $23,480
 Bayerische Vereinsbank AG
  (Banks - Foreign) ............................             701          53,629
 Daimler-Benz AG (Automobile / Trucks) .........             250          22,610
 Deutsche Bank AG (Banks - Foreign) ............           1,547          96,528
 Deutsche Telekom AG (Telecommunications) ......           1,850          49,141
 Fresenius AG (Medical) ........................             102          14,504
 Mannesmann AG (Machinery) .....................             680          61,498
 Muenchener Rueckversicherungs-Gesellschaft
  AG (Insurance) ...............................              75          29,222
 Muenchener Rueckversicherungs-Gesellschaft
  AG (New shares) (Insurance)* .................               2             772
 Siemens AG (Diversified Operations) ...........             596          38,816
 VEBA AG (Diversified Operations) ..............             557          28,159
                                                                      ----------
                                                                         594,417
                                                                      ----------
Hong Kong (0.07%)
 China Telecom Ltd. (Telecommunications)* ......           4,400           5,792
                                                                      ----------
Ireland (1.78%)
 Allied Irish Banks PLC (ADR)
  (Banks - Foreign) ............................           1,593         123,457
 CRH PLC (Building) ............................           1,461          15,845
                                                                      ----------
                                                                         139,302
                                                                      ----------
Italy (5.61%)
 Assicurazioni Generali SpA (Insurance) ........             700          23,794
 Banca Popolare di Brescia SpA
  (Banks - Foreign) ............................           2,300          52,715
 Credito Italiano SpA (Banks - Foreign) ........          15,830          76,250
 Ente Nazionale Idrocarburi SpA (Oil & Gas) ....           6,261          33,129
 Istituto Nazionale delle Assicurazioni
  SpA (Insurance) ..............................          20,172          53,948
 Telecom Italia Mobile SpA
  (Telecommunications). 12,986 .................          85,443
 Telecom Italia SpA (Telecommunications) .......          14,554         112,669
                                                                      ----------
                                                                         437,948
                                                                      ----------
Japan (9.33%)
 Bank of Tokyo-Mitsubishi, Ltd.
  (Banks - Foreign) ............................           3,000          21,252
 Bridgestone Corp. (Rubber - Tires & Misc.) ....           2,000          44,151
 Fuji Photo Film Co., Ltd. (Leisure) ...........           1,000          32,297
 Fujitsu Ltd. (Computers) ......................           4,000          40,602
 Honda Motor Co., Ltd. (Automobile/Trucks) .....           2,000          68,995
 Ito-Yokado Co., Ltd. (Retail) .................           1,000          46,635
 Kansai Electric Power Co., Inc. (Utilities) ...           3,000          49,510
 Matsushita Electric Industrial Co., Ltd.
  (Electronics) ................................           6,000          86,457
 Nippon Telephone & Telegraph Corp.
  (Telecommunications)  ........................              13          98,737
 Nomura Securities Co., Ltd. (Finance) .........           7,000          68,072
 Shin-Etsu Chemical Co., Ltd. (Chemicals) ......           3,000          42,483
 Sony Corp. (Electronics) ......................             600          43,910
 TDK Corp. (Electronics) .......................           1,000          69,492
 Tokio Marine & Fire Insurance Co.
  (Insurance) ..................................           4,000          16,496
                                                                      ----------
                                                                         729,089
                                                                      ----------
Mexico (0.89%)
 Panamerican Beverages, Inc. (Beverages) .......           4,343          69,217
                                                                      ----------
Netherlands (4.61%)
 ABN AMRO Holding NV (ADR)
  (Banks - Foreign) ............................             159           3,289
 AEGON NV (Insurance) ..........................             758          68,744
 Akzo Nobel NV (Chemicals) .....................             880          36,224
 ING Groep NV (ADR) (Banks - Foreign) ..........           1,602          87,309
 KPN NV (Telecommunications) ...................             900          40,766
 Royal Dutch Petroleum Co. (Oil & Gas) .........             452          20,086
 Royal Philips Electronics NV (Electronics) ....           1,296          84,757
 TNT Post Group NV (Transport)* ................             900          18,955
                                                                      ----------
                                                                         360,130
                                                                      ----------
Norway (1.26%)
 Norsk Hydro ASA (Oil & Gas) ...................           1,000          35,950
 Orkla ASA (Diversified Operations) ............           3,988          62,356
                                                                      ----------
                                                                          98,306
                                                                      ----------
Portugal (1.95%)
 Cimpor-Cimentos de Portugal SA (Building) .....           1,613          48,788
 Electricidade de Portugal SA (Utilities) ......           1,426          33,318
 Portugal Telecom SA (Telecommunications) ......           1,534          70,236
                                                                      ----------
                                                                         152,342
                                                                      ----------
Singapore (0.33%)
 Overseas-Chinese Banking Corp., Ltd.
  (Banks - Foreign) ............................           5,374          13,882
 Singapore Telecommunications, Ltd.
  (Telecommunications)  ........................           8,000          11,686
                                                                      ----------
                                                                          25,568
                                                                      ----------
Spain (4.32%)
 Argentaria SA (Banks - Foreign) ...............           1,856          35,680
 Banco Bilbao Vizcaya SA (Banks - Foreign) .....           3,909          51,844
 Banco Santander SA (Banks - Foreign) ..........           2,632          49,364
 Endesa SA (Utilities)  ........................           3,792          72,264
 Iberdrola SA (Utilities) ......................           1,290          19,053

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Spain (continued)
 Repsol SA (Oil & Gas)  ........................             431         $19,487
 Telefonica de Espana SA
  (Telecommunications)  ........................           2,344          89,967
                                                                      ----------
                                                                         337,659
                                                                      ----------
Sweden (3.20%)
 Astra AB (Medical) ............................           1,672          28,087
 Ericsson (LM) Telefonaktiebolaget
  (Telecommunications)  ........................           3,560          83,193
 Investor AB (Diversified Operations) ..........           1,879          88,635
 Nordbanken Holding AB (Banks - Foreign) .......           7,668          45,820
 Saab AB (Aerospace)* ..........................             494           4,103
                                                                      ----------
                                                                         249,838
                                                                      ----------
Switzerland (10.49%)
 Adecco SA (Business Services - Misc.) .........             120          56,089
 Alusuisse-Lonza Holding AG (Containers)* ......              17          17,271
 Barry Callebaut AG (Food)* ....................             116          26,546
 Credit Suisse Group (Banks - Foreign) .........             477          83,855
 Nestle SA (Food) ..............................              76         141,354
 Novartis AG (Medical)  ........................              93         145,046
 Roche Holding AG (Medical) ....................               3          31,134
 Schweizerische Rueckversicherungs-
  Gesellschaft (Insurance) .....................              30          66,595
 UBS AG (Banks - Foreign)* .....................             371         120,150
 Zurich Allied AG (Insurance)* .................             219         131,522
                                                                      ----------
                                                                         819,562
                                                                      ----------
United Kingdom (15.45%)
 B.A.T. Industries PLC (Tobacco) ...............           3,164          31,133
 British Petroleum Co. PLC (Oil & Gas) .........           6,207          78,400
 British Telecommunications PLC
  (Telecommunications)  ........................           4,100          55,189
 Diageo PLC (Beverages) ........................           2,888          29,289
 EMAP PLC (Media) ..............................           2,415          41,697
 Glaxo Wellcome PLC (Medical) ..................           3,618         109,167
 Granada Group PLC (Diversified Operations) ....           3,700          47,758
 Kingfisher PLC (Retail) .......................           6,000          49,283
 Lloyds TSB Group PLC (Banks - Foreign) ........          10,022         119,783
 Pearson PLC (Media) ...........................           3,184          53,534
 Royal & Sun Alliance Insurance Group PLC
  (Insurance) ..................................           6,303          53,040
 Royal Bank of Scotland Group PLC
  (Banks - Foreign) ............................           3,990          56,718
 SEMA Group PLC (Computers) ....................           1,700          15,531
 SmithKline Beecham PLC (Medical) ..............           7,608          89,911
 Thames Water PLC (Utilities) ..................           2,375          42,679
 Unilever PLC (Consumer Products/Misc.) ........          10,240          95,611
 Vodafone Group PLC (Telecommunications) .......           2,900          40,494
 WPP Group PLC (Advertising) ...................          17,750          97,297
 Zeneca Group PLC (Medical) ....................           2,559         100,163
                                                                      ----------
                                                                       1,206,677
                                                                      ----------
                             TOTAL COMMON STOCKS
                               (Cost $7,521,110)          (93.07%)     7,270,062
                                                      ----------      ----------

RIGHTS
Spain (0.01%)
 Banco Santander SA (Bonds) (Banks - Foreign)* .           2,632              18
 Banco Santander SA (Stocks) (Banks - Foreign)*            2,632             987
                                                                      ----------
                                                                           1,005
                                                                      ----------
                                    TOTAL RIGHTS
                                       (Cost $0)           (0.01%)         1,005
                                                      ----------      ----------

WARRANTS
Germany (0.00%)
 Muenchener Rueckversicherungs-Gesellschaft
  AG (Insurance)* ..............................               2              81
                                                                      ----------
                                  TOTAL WARRANTS
                                       (Cost $0)           (0.00%)            81
                                                      ----------      ----------
                     TOTAL COMMON STOCKS, RIGHTS
                  AND WARRANTS (Cost $7,521,110)          (93.08%)     7,271,148
                                                      ----------      ----------

PREFERRED STOCKS
Brazil (1.23%)
 Compania Riograndense de Telecomunicacoes
  SA (Telecommunications) ......................          12,263           5,210
 Petroleo Brasileiro SA (Oil & Gas) ............         200,400          20,432
 Telecomunicacoes de Sao Paulo SA
  (Telecommunications)  ........................         355,196          50,400
 Telesp Celular SA (Telecommunications)* .......         339,252          19,889
                                                                      ----------
                                                                          95,931
                                                                      ----------
Germany (1.03%)
 Henkel KGaA (Chemicals) .......................             298          23,900
 SAP AG (Computers) ............................             100          56,880
                                                                      ----------
                                                                          80,780
                                                                      ----------
                          TOTAL PREFERRED STOCKS
                                 (Cost $250,906)           (2.26%)       176,711
                                                      ----------      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

                                         INTEREST      PAR VALUE        MARKET
ISSUER, DESCRIPTION                        RATE      (000s OMITTED)     VALUE
-------------------                        ----      --------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.65%)
 Investment in a joint repurchase
  agreement transaction with SBC
  Warburg, Inc.- Dated 08-31-98,
  due 09-01-98 (secured by U.S.
  Treasury Bonds, 8.75% thru
  9.00%, due 05-15-17 thru
  11-15-18) -  Note A..........            5.80%            $129        $129,000
                                                                      ----------
                    TOTAL SHORT-TERM INVESTMENTS           (1.65%)       129,000
                                                         -------      ----------
                               TOTAL INVESTMENTS          (96.99%)     7,576,859
                                                         -------      ----------
               OTHER ASSETS AND LIABILITIES, NET           (3.01%)       234,835
                                                         -------      ----------
                                TOTAL NET ASSETS         (100.00%)    $7,811,694
                                                         =======      ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at August 31, 1998 assigned to the various investment categories.

                                                    MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                               AS A % OF FUND NET ASSETS
---------------------                               -------------------------

Advertising ...........................................       1.25%
Aerospace .............................................       0.05
Automobile/Trucks .....................................       3.11
Banks - Foreign .......................................      15.77
Beverages .............................................       1.26
Building ..............................................       1.09
Business Services - Misc ..............................       0.72
Chemicals .............................................       1.55
Computers .............................................       2.56
Consumer Products/Misc ................................       1.22
Containers ............................................       0.22
Cosmetics & Personal Care .............................       0.53
Diversified Operations ................................       6.16
Electronics ...........................................       3.91
Finance ...............................................       0.87
Food ..................................................       3.41
Insurance .............................................       9.13
Leisure ...............................................       1.14
Machinery .............................................       1.62
Media .................................................       1.72
Medical ...............................................       7.73
Metal .................................................       0.21
Oil & Gas .............................................       4.57
Retail ................................................       2.37
Rubber - Tires & Misc .................................       0.56
Telecommunications ....................................      17.13
Tobacco ...............................................       0.40
Transport .............................................       0.24
Utilities .............................................       4.84
Short-Term Investments ................................       1.65
                                                             -----
                                      TOTAL INVESTMENTS      96.99%
                                                             =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds -- Institutional Series Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Global Bond Fund ("Global Bond Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Multi-Sector Growth Fund ("Multi-Sector Growth Fund"), John Hancock Small Capitalization Growth Fund ("Small Capitalization Growth Fund"), John Hancock Small Capitalization Value Fund ("Small Capitalization Value Fund") and John Hancock International Equity Fund ("International Equity Fund") (each, a "Fund" and collectively, the "Funds") are separate portfolios of John Hancock Institutional Series Trust (the "Trust") an open-end management investment company registered under the Investment Company Act of 1940. Prior to January 1, 1998, Small Capitalization Growth Fund was known as John Hancock Small Capitalization Equity Fund and Small Capitalization Value Fund was known as John Hancock Fundamental Value Fund. The Trust, organized as a Massachusetts business trust in 1994, consists of twelve series portfolios: the Funds, John Hancock Independence Balanced Fund, John Hancock Independence Value Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Independence Growth Fund and John Hancock Independence Medium Capitalization Fund. The other five series of the Trust are reported in separate financial statements. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

      The investment objective of the Active Bond Fund is a high rate of total return, consistent with prudent investment risk. The investment objective of the Global Bond Fund is a competitive total investment return, consisting of current income and capital appreciation. The investment objective of the Dividend Performers Fund is long-term growth of capital and of income without assuming undue market risk. The investment objective of the Multi-Sector Growth Fund is long-term capital appreciation. The investment objective of the Small Capitalization Growth Fund is long-term growth of capital. The investment objective of the Small Capitalization Value Fund is capital appreciation with income as a secondary objective. The investment objec tive of the International Equity Fund is long-term growth of capital.

      Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds -- Institutional Series Trust

though such items are capital gains and losses for accounting purposes.

      For federal income tax purposes, the following Funds had capital loss carryforwards available. These carryforwards are available to offset future net realized capital gains to the extent provided by regulations. Additionally, net capital losses attributable to security transactions occurring after October 31, 1997 are treated as arising on the first day (March 1, 1998) of the Funds' next taxable year.

                                                                                    POST 10/31/1997
                                                                                        CURRENCY
                         CAPITAL LOSS        CAPITAL LOSS      POST 10/31/1997        LOSS TREATED
                         CARRYFORWARD        CARRYFORWARD      LOSS TREATED AS         AS ARISING
FUND                   EXPIRES 02/28/05    EXPIRES 02/28/06     ARISING 3/1/98           3/1/98
----                   ----------------    ----------------     --------------           ------

Active Bond
  Fund ................       --                 --                    --                    --
Global Bond
  Fund ................       --                 --               $35,523              $162,759
Dividend
  Performers
  Fund ................       --                 --                    --                    --
Multi-Sector
  Growth Fund .........       --                 --                 4,815                    --
Small
  Capitalization
  Growth Fund .........   $3,648                 --                63,035                    15
Small
  Capitalization
  Value Fund ..........       --                 --                    --                    --
International
  Equity Fund .........       --            $45,231               225,423                    --

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of investment operations of the Funds.

      In the event that any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization expense in the same proportion as the number of the initial shares redeemed bears to the number of the initial shares outstanding at the time of such redemption.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Funds to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $1 billion, collectively. Interest is charged to each of the Funds, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Funds had no borrowing activity for the period ended August 31, 1998.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds -- Institutional Series Trust

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds, other than Dividend Performers Fund, may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      Open forward foreign currency exchange buy contracts at August 31, 1998 for the Global Bond Fund were as follows:

                    PRINCIPAL AMOUNT        EXPIRATION         UNREALIZED
CURRENCY          COVERED BY CONTRACT          MONTH          APPRECIATION
--------          -------------------          -----          ------------
Japanese Yen          100,282,500             SEPT 98           $14,363
                                                                =======

      Open forward foreign currency exchange sell contracts at August 31, 1998 for the Global Bond Fund were as follows:

                    PRINCIPAL AMOUNT        EXPIRATION         UNREALIZED
CURRENCY          COVERED BY CONTRACT          MONTH          DEPRECIATION
--------          -------------------          -----          ------------
South African
 Rand                     621,650             SEPT 98           ($2,642)
                                                                 ======

      Open forward foreign currency exchange sell contracts at August 31, 1998 for the Small Capitalization Growth Fund were as follows:

                    PRINCIPAL AMOUNT        EXPIRATION         UNREALIZED
CURRENCY          COVERED BY CONTRACT          MONTH          DEPRECIATION
--------          -------------------          -----          ------------
Canadian
 Dollar                     3,468             SEPT 98              ($22)
                                                                    ===

      There were no open forward foreign currency exchange contracts at August 31, 1998 for all other Funds.

FINANCIAL FUTURES CONTRACTS The Funds may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds -- Institutional Series Trust

futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

      When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

      For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

      At August 31, 1998, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Funds will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

      The Funds may use option contracts to manage their exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms ("credit risk") or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all their counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' period-end Statements of Assets and Liabilities.

      There were no written option transactions for the period ended August 31, 1998 for all Funds.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

     FUND                   RATE
Active Bond Fund            0.50% of average daily net assets up to $1.5 billion
                            0.45% of such assets in excess of $1.5 billion

Global Bond Fund            0.75% of average daily net assets up to $250 million
                            0.70% of such assets in excess of $250 million

Dividend Performers Fund    0.60% of average daily net assets up to $500 million
                            0.55% of such assets in excess of $500 million

Multi-Sector Growth Fund    0.80% of average daily net assets up to $500 million
                            0.75% of such assets in excess of $500 million

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds -- Institutional Series Trust

Small Capitalization
Growth Fund                 0.80% of average daily net assets

Small Capitalization        0.70% of average daily net assets up to $500 million
Value Fund                  0.65% of such assets in excess of $500 million

International Equity Fund   0.90% of average daily net assets up to $500 million
                            0.65% of such assets in excess of $500 million

      Effective September 12, 1995, the Adviser agreed to limit the Funds' expenses further to the extent required to prevent expenses from exceeding:
0.60% of Active Bond Fund's average daily net assets, 0.85% of Global Bond Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Multi-Sector Growth Fund's average daily net assets, 0.90% of Small Capitalization Growth Fund's average daily net assets, 0.80% of Small Capitalization Value Fund's average daily net assets and 1.00% of International Equity Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future. Accordingly, for the period ended August 31, 1998, the reduction in the Funds' expenses with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $50,910 for the Active Bond Fund, $29,988 for the Global Bond Fund, $28,593 for the Dividend Performers Fund, $33,805 for the Multi-Sector Growth Fund, $38,120 for the Small Capitalization Growth Fund, $27,287 for the Small Capitalization Value Fund and $79,389 for the International Equity Fund.

      The Adviser has entered into a subadvisory agreement with Sovereign Asset Management Corporation ("SAMCORP"), an affiliate of the Adviser, to provide certain investment research and portfolio management services for the Dividend Performers Fund, for which the Adviser pays SAMCORP (a) 20% of the advisory fee payable on the Fund's average daily net assets up to $100 million and (b) 55% of the advisory fee payable on the Fund's assets exceeding $100 million. SAMCORP has waived their fee for the year ended February 28, 1999.

      John Hancock Advisers International, Ltd. (the "Sub-Adviser") serves as subadviser to International Equity Fund pursuant to a subadvisory agreement with that Fund and the Adviser. Formed in 1987, it is a wholly owned subsidiary of the Adviser. The Adviser pays John Hancock Advisers International, Ltd. a monthly management fee, equivalent on an annual basis, to the sum of (a) 70% of the advisory fee payable on the Fund's average daily net assets up to $500 million and (b) 90% of the advisory fee payable on the Fund's assets exceeding $500 million.

      The Funds are not responsible for payment of these sub advisory fees.

      The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1998, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Fund which have not been herein specifically allocated to the Trust.

      The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICo"). Each fund pays transfer agent fees at an annual fee accrued daily of 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

      The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of each Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione and are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The Adviser and other subsidiaries of John Hancock Mutual Life Insurance Company owned 1,185,027 and 11,765 shares of beneficial interest of the Global Bond Fund and Multi-Sector Growth Fund, respectively, as of August 31, 1998. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds -- Institutional Series Trust

compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1998, the Funds' investment to cover the deferred compensation had unrealized appreciation of $4 for the Active Bond Fund, $1 for the Global Bond Fund, $11 for the Dividend Performers Fund, $25 for the Multi-Sector Growth Fund, none for the Small Capitalization Growth Fund, $21 for the Small Capitalization Value Fund and $9 for the International Equity Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the period ended August 31, 1998 were as follows:

                                                       PURCHASES        SALES
                                                       ---------        -----
Active Bond Fund
 US Government Securities ......................      $7,341,179      $7,009,764
 Other Investments .............................       3,598,559       3,328,764
Global Bond Fund
 US Government Securities ......................       1,172,496       4,033,524
 Other Investments .............................       4,149,948       1,012,998
Dividend Performers Fund .......................       6,556,311       7,552,464
Multi-Sector Growth Fund .......................      18,925,663      21,975,413
Small Capitalization Growth Fund ...............       1,230,843       2,293,005
Small Capitalization Value Fund ................       4,440,660       5,111,926
International Equity Fund ......................       4,426,044       4,118,433

      At August 31, 1998, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                                              NET UNREALIZED
                                      AGGREGATE     GROSS UNREALIZED     GROSS UNREALIZED      APPRECIATION/
                                        COST          APPRECIATION         DEPRECIATION       (DEPRECIATION)
                                        ----          ------------         ------------       --------------

Active Bond Fund ................    $5,861,696         $107,164             ($37,901)           $69,263
Global Bond Fund ................     9,488,884          336,707             (315,448)            21,259
Dividend Performers
 Fund ...........................    16,646,545        1,451,386           (1,544,665)           (93,279)
Multi-Sector Growth
 Fund ...........................    33,112,056        1,648,688           (7,384,906)        (5,736,218)
Small Capitalization
 Growth Fund ....................     1,787,392          159,699             (342,659)          (182,960)
Small Capitalization
 Value Fund .....................     7,623,629          334,574           (1,717,007)        (1,382,433)
International Equity
 Fund ...........................     7,915,696          530,344             (869,181)          (338,837)

======================================NOTES=====================================

                John Hancock Funds -- Institutional Series Trust

======================================NOTES=====================================

                John Hancock Funds -- Institutional Series Trust

================================================================================

                                                              ----------------
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--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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                                                                      KB0SA 8/98
                                                                           10/98